                                   PROSPECTUS
  INDIVIDUAL MODIFIED SINGLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY

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                  ISSUED BY: PROTECTIVE LIFE INSURANCE COMPANY

                             2801 HIGHWAY 280 SOUTH

                           BIRMINGHAM, ALABAMA 35223

                            TELEPHONE (800) 866-3555

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    This prospectus describes an individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, by allowing the Owner to pay a single premium, and, subject to certain restrictions, additional premiums and to change the amount of death benefits payable under the Policy. This flexibility permits the Owner to provide for changing insurance needs with a single insurance policy. This Policy may not be available in all jurisdictions.

    The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

    Generally, the minimum initial premium accepted by Protective Life is $10,000. Protective Life reserves the right to allocate the initial premium to the PIC Money Market Fund or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, the amount so allocated will be transferred to the Funds specified in the Owner's application.

    The Owner may, within limits, allocate Premium Payments and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Guaranteed Accounts"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Sub-Account of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust and Calvert Variable Series, Inc.

    The prospectuses for the Funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Sub-Account. Consequently, except as to Policy Value allocated to the Fixed Accounts, the Policy has no guaranteed minimum Surrender Value.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    POLICIES (EXCEPT FOR POLICIES ISSUED IN CERTAIN STATES) INCLUDE AN ARBITRATION PROVISION THAT MANDATES RESOLUTION OF ALL DISPUTES ARISING UNDER THE POLICY OTHER THAN THOSE ARISING UNDER THE FEDERAL SECURITIES LAWS THROUGH BINDING ARBITRATION. THIS PROVISION IS INTENDED TO RESTRICT AN OWNER'S ABILITY TO LITIGATE SUCH DISPUTES. SEE "ARBITRATION".

    PLEASE READ THIS PROSPECTUS AND THE PROSPECTUS FOR EACH OF THE FUNDS CAREFULLY AND RETAIN COPIES FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR EACH OF THE FUNDS.

    AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  July 2, 1998

                              PROSPECTUS CONTENTS

                                                                                                                PAGE
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
Definitions of Terms.......................................................................................           4
Summary and Diagram of the Policy..........................................................................           6
Expense Tables.............................................................................................           9
General Information About Protective Life, the Variable Account and The Funds..............................          13
  Protective Life Insurance Company........................................................................          13
  Protective Variable Life Separate Account................................................................          13
  The Funds................................................................................................          13
    - The PIC Funds........................................................................................          14
    - The Oppenheimer Funds................................................................................          14
    - The MFS Funds........................................................................................          15
    - The Calvert Funds....................................................................................          15
  Other Investors in the Funds.............................................................................          16
  Addition, Deletion or Substitution of Investments........................................................          16
  Voting Rights............................................................................................          17
The Policy.................................................................................................          18
  Purchasing a Policy......................................................................................          18
  Cancellation Privilege...................................................................................          18
  Premium Payments.........................................................................................          19
    - Minimum Initial Premium Payment......................................................................          19
    - Additional Premium Payments..........................................................................          19
    - Premium Payment Limitations..........................................................................          19
  Premium Allocations......................................................................................          19
  Policy Lapse and Reinstatement...........................................................................          20
    - Lapse................................................................................................          20
    - Reinstatement........................................................................................          20
Calculation of Policy Values...............................................................................          21
  Variable Account Value...................................................................................          21
  - Determination of Units.................................................................................          21
  - Determination of Unit Value............................................................................          21
  - Net Investment Factor..................................................................................          21
  Guaranteed Account Value.................................................................................          21
Policy Benefits............................................................................................          22
  Transfers of Policy Values...............................................................................          22
    - General..............................................................................................          22
    - Telephone Transfers..................................................................................          22
    - Reservation of Rights................................................................................          22
    - Dollar Cost Averaging................................................................................          22
    - Portfolio Rebalancing................................................................................          23
  Surrender Privilege......................................................................................          23
  Withdrawal Privilege.....................................................................................          24
    - Withdrawals..........................................................................................          24
    - Annual Withdrawal Amounts............................................................................          24
    - Decreasing the Face Amount...........................................................................          24
  Policy Loans.............................................................................................          25
    - General..............................................................................................          25
    - Loan Collateral......................................................................................          25
    - Loan Repayment.......................................................................................          25

                                                                                                                PAGE
                                                                                                                -----
    - Interest.............................................................................................          25
    - Non-Payment of Policy Loan...........................................................................          26
    - Effect of a Policy Loan..............................................................................          26
  Death Benefit Proceeds...................................................................................          26
    - Calculation of Death Benefit Proceeds................................................................          26
    - Death Benefit........................................................................................          27
    - Increasing the Face Amount...........................................................................          27
  Settlement Options.......................................................................................          27
    - Minimum Amounts......................................................................................          28
    - Other Requirements...................................................................................          28
The Guaranteed Account.....................................................................................          28
  The Guaranteed Account...................................................................................          28
  Interest Credited on Guaranteed Account..................................................................          28
  Guaranteed Account Value.................................................................................          29
  Payments from the Guaranteed Account.....................................................................          29
Charges and Deductions.....................................................................................          29
  Monthly Deductions.......................................................................................          29
    - Cost of Insurance Charge.............................................................................          29
    - Legal Considerations Relating to Sex - Distinct Premium Payments and Benefits........................          30
    - Monthly Policy Expense Charge........................................................................          30
    - Supplemental Rider Charges...........................................................................          30
    - Mortality and Expense Risk Charge....................................................................          30
  Annual Maintenance Fee...................................................................................          31
  Transfer Fee.............................................................................................          31
  Surrender Charge (Contingent Deferred Sales Charges) and Premium Tax Recovery Charge.....................          31
  Fund Expenses............................................................................................          32
Exchange Privilege.........................................................................................          32
  Effect of the Exchange Offer.............................................................................          34
    - Tax Considerations...................................................................................          34
    - Sales Commissions....................................................................................          34
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premium Payments..........          35
Other Policy Benefits and Provisions.......................................................................          40
  Limits on Rights to Contest the Policy...................................................................          40
    - Incontestability.....................................................................................          40
    - Suicide Exclusion....................................................................................          40
  Changes in the Policy or Benefits........................................................................          40
    - Misstatement of Age or Sex...........................................................................          40
    - Other Changes........................................................................................          40
  Suspension or Delay of Payments..........................................................................          40
  Reports to Policy Owners.................................................................................          40
  Assignment...............................................................................................          41
  Arbitration..............................................................................................          41
  Supplemental Riders and Endorsements.....................................................................          41
    Supplemental Riders
    - Comprehensive Long-Term Care Accelerated Death Benefit Rider.........................................          41
    - Tax Consequences of the ADBR.........................................................................          42
    - Amount of the Accelerated Death Benefit..............................................................          42
    - Conditions for Receipt of the Accelerated Death Benefit..............................................          42
    - Operation of the ADBR................................................................................          42

                                                                                                                PAGE
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
    - Effect on Existing Policy............................................................................          42
  Endorsements.............................................................................................          42
  Reinsurance..............................................................................................          42
Uses of the Policy.........................................................................................          43
Tax Considerations.........................................................................................          43
  Introduction.............................................................................................          43
  Tax Status of Protective Life............................................................................          43
  Taxation of Life Insurance Policies......................................................................          44
    - Tax Status of the Policy.............................................................................          44
      - Diversification Requirements.......................................................................          44
      - Ownership Treatment................................................................................          44
    - Tax Treatment of Life Insurance Death Benefit Proceeds...............................................          45
    - Tax Deferral During Accumulation Period..............................................................          45
  Policies Which Are MEC's.................................................................................          45
      - Characterization of a Policy as a MEC..............................................................          45
      - Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs............................          45
      - Penalty Tax........................................................................................          46
      - Aggregation of Policies............................................................................          46
  Policies Which Are Not MEC's.............................................................................          46
      - Tax Treatment of Withdrawals Generally.............................................................          46
      - Certain Distributions Required by the Tax Law in the First 15 Policy Years.........................          46
      - Tax Treatment of Loans.............................................................................          46
    - Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider........................          46
    - Actions to Ensure Compliance with the Tax Law........................................................          47
    - Other Considerations.................................................................................          47
  Disallowance of Interest Deductions......................................................................          47
  Federal Income Tax Withholding...........................................................................          47
Other Information About the Policies and Protective Life...................................................          47
  Sale of the Policies.....................................................................................          47
  Corporate Purchasers.....................................................................................          48
  Protective Life Directors and Executive Officers.........................................................          48
  State Regulation.........................................................................................          50
  Additional Information...................................................................................          50
  Preparation for Year 2000................................................................................          50
  Experts..................................................................................................          51
  Legal Matters............................................................................................          51
  Financial Statements.....................................................................................          51
Appendices
  A-Example of Death Benefit Computations..................................................................         A-1

                              DEFINITIONS OF TERMS

ALLOCATION OPTION--Any account within the Guaranteed Account or any Sub-Account to which Purchase Payments may be allocated or Policy Value transfered under this policy.

ANNUAL WITHDRAWAL AMOUNT--The annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

ATTAINED AGE--The Insured's age as of the last birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

BENEFICIARY--The person entitled to receive the Death Benefit Proceeds upon the death of the Insured. Primary, contingent, and irrevocable Beneficiaries may be named.

CANCELLATION PERIOD--Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CASH VALUE--Policy Value minus any applicable surrender charge and premium tax recovery charge.

CODE--The Internal Revenue Code of 1986, as amended.

DCA FIXED ACCOUNT--Part of Protective Life's General Account. Only Premium Payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other Allocation Options.

DEATH BENEFIT--The greater of (i) the Face Amount on the Insured's date of death or (ii) a specified percentage of the Policy Value on the date of the Insured's death.

DEATH BENEFIT PROCEEDS--The amount payable to the Beneficiary if the Insured dies while the Policy is in force and is equal to the Death Benefit plus any death benefit under any rider to the Policy less any Policy Debt and any liens for payments made under an accelerated death benefit rider less unpaid Monthly Deductions if the Insured dies during a grace period.

FACE AMOUNT--A dollar amount selected by the Owner and shown in the Policy.

FIXED ACCOUNT--Part of Protective Life's General Account to which Policy Value may be transferred or Premiums allocated under a Policy.

FUND--An open-ended management investment company or a separate investment portfolio thereof, or unit investment trust or series thereof, in which a Sub-Account invests.

GENERAL ACCOUNT--Protective Life's assets other than those allocated to the Variable Account or another separate account.

GUARANTEED ACCOUNT--The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rates guarantees.

GUARANTEED ACCOUNT VALUE--The Policy Value in the Fixed Account and the DCA Fixed Account.

HOME OFFICE--2801 Highway 280 South, Birmingham, Alabama 35223.

INITIAL FACE AMOUNT--The Face Amount on the Policy Effective Date.

INITIAL PREMIUM--The initial Premium Payment made by the Owner equal to 100% of the Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

INSURED--The person whose life is covered by the Policy.

ISSUE AGE--The Insured's age as of the last birthday on the Policy Effective
Date.

ISSUE DATE--The date the Policy is issued. The Issue Date may be a later date than the Policy Effective Date if the Initial Premium Payment is received at the Home Office before the Issue Date.

LAPSE--Termination of the Policy at the expiration of the grace period while the Insured is still living.

LOAN ACCOUNT--An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

LOAN ACCOUNT VALUE--The Policy Value in the Loan Account.

MONTHLY ANNIVERSARY DAY--The same day in each month as the Policy Effective
Date.

MONTHLY DEDUCTIONS--The fees and charges deducted monthly based on the Policy Value and/ or Variable Account Value.

NET AMOUNT AT RISK--As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming Policy month) less the Policy Value (before the Monthly Deductions).

NET ASSET VALUE PER SHARE--The value per share of any Fund as computed on any Valuation Day.

OWNER, YOU, YOUR--The person(s) who own the Policy and are entitled to exercise all rights and privileges provided in the Policy.

PIC--Protective Investment Company.

POLICY ANNIVERSARY--The same day in each Policy Year as the Policy Effective
Date.

POLICY DEBT--The sum of all outstanding policy loans plus accrued interest.

POLICY EFFECTIVE DATE--The date shown in the Policy as of which coverage under the Policy begins. Policy Years are measured from the Policy Effective Date. The Policy Effective Date is never the 29th, 30th, or 31st of a month.

POLICY VALUE--At any time, the sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

POLICY YEAR--Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

PREFERRED LOAN--That portion of the Loan Account up to the amount by which Surrender Value exceeds total Premium Payments made.

PREMIUM PAYMENT(S) OR PREMIUMS--Payments made by the Owner(s) to purchase the Policy.

PROTECTIVE LIFE, WE, US, OUR, COMPANY--Protective Life Insurance Company.

SETTLEMENT OPTION--Alternatives to a lump sum for payment by the Company under the Death Benefit or surrender provisions of the Policy.

SUB-ACCOUNT--A separate division of the Variable Account. Each Sub-Account invests in a corresponding Fund.

SUB-ACCOUNT VALUE--The Policy Value in a Sub-Account.

SURRENDER VALUE--The Cash Value minus any outstanding Policy Debt and any liens made under an accelerated death benefit rider.

UNIT--A unit of measurement used to calculate Sub-Account Values.

VALUATION DAY--Each day the New York Stock Exchange is open for business except federal and other holidays and days when Protective Life is not open for business.

VALUATION PERIOD--The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

VARIABLE ACCOUNT--Protective Variable Life Separate Account, a separate investment account of Protective Life to which Policy Value may be transferred or Premiums allocated under a Policy.

VARIABLE ACCOUNT VALUE--The sum of all Sub-Account Values.

WITHDRAWAL--A withdrawal by the Owner of an amount of Cash Value that is less than the Surrender Value.

WRITTEN NOTICE--A written notice or request that is received by Protective Life at the Home Office.

                       SUMMARY AND DIAGRAM OF THE POLICY

    THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING POLICY DEBT.

    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy makes premium payments for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed benefit life insurance, the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate Premium Payments made.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account and/or the DCA Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". If a Policy lapses while loans are outstanding certain amounts may become subject to income tax and a 10% penalty tax. See "Tax Considerations."

    The most important features of the Policy, such as charges, cash benefits, death benefits, and calculation of Policy values, are summarized in the diagram on the following pages.

    PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    POLICY BENEFITS. A level Death Benefit is available under the Policy. Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as the Policy Value is sufficient to pay the Monthly Deduction to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    TAX CONSIDERATIONS. Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Except in certain cases described under "Tax Considerations" a Policy will be a "modified endowment contract" for federal tax law. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    CANCELLATION PRIVILEGE. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Premium payments to the Sub-Account investing in the PIC Money Market Fund or to the Fixed Account. (See "Premium Allocations").

    OWNER INQUIRIES. If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

                               DIAGRAM OF POLICY

                                 PREMIUM PAYMENTS
  - The Policy permits you to pay a large single premium and, subject to certain restrictions, additional premium. See page 19 for rules and limits.
  - The Policy's minimum Initial Premium Payment is $10,000 subject to the Insured's age, sex and underwriting class, Face Amount selected, and any riders.
  - You direct the allocation of Premium payments among seventeen Sub-Accounts, the Fixed Account and the DCA Fixed Account. See page 19 for rules and limits on Premium Payment allocations.
  - The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the PIC Funds, the Oppenheimer Funds, the MFS Funds and the Calvert Funds (as defined below).
  - Interest is credited on amounts allocated to the Fixed Account and the DCA Fixed Account at a minimum guaranteed rate of 4%. See page 19 for rules and limits on Fixed Account and the DCA Fixed Account allocations.

                           DEDUCTIONS FROM POLICY VALUE
  - Monthly Deduction for cost of insurance, policy expense charges, mortality and expense risk charges and charges for any rider benefits. The monthly cost of insurance charges are currently equal to the lesser of (i) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of .65% and .55%, respectively or (ii) the Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 of the Net Amount at Risk based on age, sex and underwriting class as identified on the Policy Specification Page. The Company reserves the right to charge the Guaranteed Maximum Monthly Cost of Insurance Rates in the future. Monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years. The current mortality and expense risk charge during Policy Years 1 through 10 is equal to .075% multiplied by the Variable Account Value. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. This charge is not deducted from Fixed Account Value. See pages 29 through 31.

  - An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.

                              DEDUCTIONS FROM ASSETS
  - Investment advisory fees and fund operating expenses are also deducted from the assets of each Fund. See pages 9 through 11.

                                   POLICY VALUE
  - Is equal to Premiums, as adjusted each Valuation Day to reflect Sub-Account investment experience, interest credited on Guaranteed Account Value, charges deducted and other Policy transactions (such as transfers and withdrawals). See page 21.

  - Varies from day to day. There is no minimum guaranteed Policy Value. The Policy may lapse if the Policy Value is insufficient to cover the Monthly Deductions due. See pages 20, 21 and 29 through 31.

  - Can be transferred from the DCA Fixed Account to the Sub-Accounts and the Fixed Account subject to certain restrictions and between and among the Sub-Accounts and the Fixed Account. A transfer fee may apply if more than 12 transfers are made in a Policy Year. See pages 22 and 23 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

  - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

                               CASH BENEFITS
- Loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate (for loans other than Preferred Loans) of 6.0%. The portion of a loan equal to the amount, if any, by which the Surrender Value exceeds total Premium Payments made will be considered a preferred loan and will be charged an interest rate not to exceed 4.5%. See page 25 for rules and limits.

- The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.5% of a Premium Payment made is assessed on surrenders during the first 9 Policy Years following each Premium Payment. See pages 23 and 31.

- An Owner may request a Withdrawal of the Surrender Value subject to certain restrictions. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge up to 2.5% of a Premium Payment will be assessed on amounts withdrawn in excess of the Annual Withdrawal Amount. See pages 24 and 31.

- Settlement Options are available. See page 27.

                              DEATH BENEFITS
- Available as lump sum or under a variety of Settlement Options.

- For most Policies, the minimum Face Amount of $10,000.

- Death Benefit equal to the Face Amount. See page 26.

- Flexibility to increase the Face Amount. See page 27 for rules and limits.

- Supplemental riders may be available. See page 41.

                                 EXPENSE TABLES

    The following expense information assumes that the entire Policy Value is Variable Account Value.

    ANNUAL FUND EXPENSES (AS PERCENTAGE OF AVERAGE NET ASSETS)

    PIC FUNDS (1)

                                                                                  MONEY MARKET
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.60%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.60%

                                                                                   CORE U.S.
                                                                                  EQUITY FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.80%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.80%
                                                                                    CAPITAL
                                                                                     GROWTH
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.80%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.80%
                                                                                   SMALL CAP
                                                                                   VALUE FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.80%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.80%
                                                                                  INTERNATIONAL
                                                                                  EQUITY FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       1.10%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             1.10%
                                                                                   GROWTH AND
                                                                                  INCOME FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.80%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.80%
                                                                                     GLOBAL
                                                                                     INCOME
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       1.10%
Other Expenses After Reimbursement..............................................       0.00%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             1.10%

    OPPENHEIMER FUNDS

                                                                                   AGGRESSIVE
                                                                                     GROWTH
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.71%
Other Expenses..................................................................       0.02%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.73%

                                                                                     GROWTH
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.73%
Other Expenses..................................................................       0.02%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.75%
                                                                                    GROWTH &
                                                                                     INCOME
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses..................................................................       0.08%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.83%
                                                                                   STRATEGIC
                                                                                      BOND
                                                                                      FUND
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses..................................................................       0.08%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.83%

    MFS FUNDS

                                                                                  MFS EMERGING
                                                                                     GROWTH
                                                                                     SERIES
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses After Reimbursement (2)..........................................       0.15%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.90%

                                                                                  MFS RESEARCH
                                                                                     SERIES
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses After Reimbursement (2)..........................................       0.13%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements)                                                             0.88%
                                                                                   MFS GROWTH
                                                                                  WITH INCOME
                                                                                     SERIES
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses After Reimbursement (2)(3).......................................       0.25%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements) (3)                                                         1.00%

                                                                                   MFS TOTAL
                                                                                     RETURN
                                                                                     SERIES
                                                                                  ------------
Management (Advisory) Fees......................................................       0.75%
Other Expenses After Reimbursement (2)(3).......................................       0.25%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements) (3)                                                         1.00%

    CALVERT VARIABLE SERIES (5)

                                                                                     SOCIAL
                                                                                   SMALL-CAP
                                                                                     GROWTH
                                                                                   PORTFOLIO
                                                                                  ------------
Management (Advisory) Fees......................................................       1.00%
Other Expenses After Reimbursement..............................................       0.20%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements) (4)                                                         1.20%

                                                                                     SOCIAL
                                                                                    BALANCED
                                                                                   PORTFOLIO
                                                                                  ------------
Management (Advisory) Fees......................................................       0.69%
Other Expenses After Reimbursement..............................................       0.12%
                                                                                  ------------
  Total Annual Fund Expenses....................................................
    (after reimbursements) (4)                                                         0.81%

------------------------

* Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)

(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1997 were:
    Money Market Fund 1.42%, CORE U.S. Equity Fund 0.86%, Small Cap Value Fund 0.89%, International Equity Fund 1.37%, Growth and Income Fund 0.85%, Capital Growth Fund 0.97%, and Global Income Fund 1.32%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days notice to PIC, the investment manager has no present intention of doing so.

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(3) The investment advisor has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See the Funds prospectus, "Information Concerning Shares of Each Series--Expenses." Otherwise, "Other Expenses" for the Growth With Income Series and Total Return Series would be 0.35% and 0.27%, respectively, and "Total Operating Expenses" would be 1.10% and 1.02%, respectively, for these Series.

(4) The figures have been restated to reflect an increase in transfer agency expenses of 0.01% for each portfolio expected to be incurred in 1998. Management Fees includes for Calvert Social Balanced a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. Effective December 1, 1997, the Calvert Social Small Cap Growth advisory fee was reduced from the annual rate of 1.50% to 0.90%, and the administrative services fee was reduced from the annual rate of 0.20% to 0.10%. The Calvert Social Small Cap Growth expenses have been restated to reflect the lower advisory fee and administrative services fee. "Other Expenses" include the fee that could have been charged by the portfolios' custodian, without reduction for an expense off-set by the custodian of 0.03% for the Calvert Social Balanced portfolio, and 0.31% for the Calvert Social Small Cap Growth portfolio. Total annual fund expenses (restated) after reduction for the expense off-set would be 0.78% for the Calvert Social Balanced portfolio, and 0.89% for the Calvert Social Small Cap Growth portfolio. Management Fees for Calvert Social Small Cap Growth include an administrative service fee of 0.10% paid to the Advisor's affiliate.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the expenses for the Account and reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1997 to December 31, 1997. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for each of the Funds, which accompany this prospectus.

                   GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
                       THE VARIABLE ACCOUNT AND THE FUNDS

PROTECTIVE LIFE INSURANCE COMPANY

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1997, Protective Life had total assets of approximately $10.1 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $10.5 billion at December 31, 1997.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies and other variable life insurance policies issued by Protective Life). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

    The Variable Account has seventeen Sub-Accounts: PIC Money Market; PIC CORE U.S. Equity; PIC Capital Growth; PIC Small Cap Value; PIC International Equity; PIC Growth and Income; PIC Global Income; Oppenheimer Aggressive Growth; Oppenheimer Growth; Oppenheimer Growth & Income; Oppenheimer Strategic Bond; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Total Return; Calvert Social Small Cap Growth; and Calvert Social Balanced.

THE FUNDS

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: PIC (the "PIC Funds") managed by Investment Distributions Advisory Services, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS Variable Insurance Trust (the "MFS Funds") managed by Massachusetts Financial Services Company; or Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

    THE PIC FUNDS

    PIC GROWTH AND INCOME FUND. This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects of capital appreciation and/or dividend paying ability.

    PIC INTERNATIONAL EQUITY FUND. This Fund seeks long-term capital appreciation. This Fund will pursue its objective by investing substantially all, and at least 65% of total assets, in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

    PIC GLOBAL INCOME FUND. This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.

    PIC CORE U.S. EQUITY FUND. This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques that seek to maximize the Fund's expected return while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

    PIC SMALL CAP VALUE (formerly Small Cap Equity) FUND. This Fund seeks long-term capital growth. This Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    PIC MONEY MARKET FUND. This Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THE FUND CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

    PIC CAPITAL GROWTH FUND. This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

    THE OPPENHEIMER FUNDS

    OPPENHEIMER AGGRESSIVE GROWTH (formerly Capital Appreciation) FUND. This Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

    OPPENHEIMER GROWTH FUND. This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

    OPPENHEIMER GROWTH & INCOME FUND. This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

    OPPENHEIMER STRATEGIC BOND FUND. This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

    THE MFS FUNDS

    MFS EMERGING GROWTH SERIES. This Fund seeks to provide long-term growth of capital.

    MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

    MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

    MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

    THE CALVERT FUNDS

    SOCIAL SMALLCAP (formerly Strategic Growth) Portfolio. This Fund seeks to achieve long-term capital appreciation by investing primarily in the equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that, in the Fund advisor's opinion, have strong earnings potential relative to the U.S. market as a whole. The Fund is designed to provide long-term growth of capital by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.

    SOCIAL BALANCED PORTFOLIO. This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for the Fund.

    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

    MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS ATTENDANT TO INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PREMIUMS OR TRANSFERS AMONG THE SUB-ACCOUNTS.

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account would not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Variable Account Value or Premium Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Premium Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of several of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

OTHER INVESTORS IN THE FUNDS

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance contracts. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance contracts other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that the PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Oppenheimer Funds, MFS Funds and Calvert Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Policies whose Policy Values are allocated to the Variable Account and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners generally or certain classes of Policy Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the OppenheimerFunds, MFS Funds and Calvert Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another

Fund. Protective Life will not substitute any shares attributable to a Policy's interest in the Variable Account without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) on a basis to be determined by Protective Life.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

VOTING RIGHTS

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should the 1940 Act or any regulation thereunder be amended, or should the current interpretation thereof change, or Protective Life determines that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    The number of votes attributable to a Sub-Account for an Owner is determined by applying the Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

                                   THE POLICY

PURCHASING A POLICY

    To purchase a Policy, a prospective Owner must submit a completed application (which Protective Life must approve) and an initial Premium Payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). The Initial Premium Payment must be an amount at least equal to the minimum required. See "Premium Payments," below. Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life reserves the right to reject an application for any reason. If an application for a Policy is rejected, any Initial Premium will be returned to the applicant. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (I.E., on a higher premium class basis due to increased risk factors). A POLICY IS ISSUED AFTER PROTECTIVE LIFE APPROVES THE APPLICATION. PREMIUM IS NOT A REQUIREMENT TO ISSUE A POLICY. PREMIUM MAY BE COLLECTED AT THE TIME OF POLICY DELIVERY.

    Insurance coverage under a Policy begins on the Policy Effective Date which generally is also the Issue Date. If however the Initial Premium Payment is submitted with the application and the Policy is issued as applied for in the application, the Policy Effective Date is the later of the date that the application is signed, the date requested in the application, or the date any required medical examination is completed. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. In accordance with the terms of the such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the Owner may not exceed $250,000 plus the amount of any Initial Premium paid (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the new Policy Effective Date.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If the application names more than one person as Owner, they are joint Owners. In this event, the exercise of any right under the Policy (such as transfers of Policy Values) requires the authorization of all Owners. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. See "Tax Considerations".

CANCELLATION PRIVILEGE

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of (1) 10 days after you receive your Policy, (2) 45 days after you sign your application, or
(3) 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal. Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund
(i) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account, plus (ii) Fixed Account Value determined as of the date the returned Policy is received, plus (iii) Variable Account Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate Premium Payments. In states where required, Protective Life will refund Premium Payments.

PREMIUM PAYMENTS

    MINIMUM INITIAL PREMIUM PAYMENT. The minimum Initial Premium Payment required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant. Consult your sales representative for information about the Initial Premium Payment required for the coverage you desire.

    ADDITIONAL PREMIUM PAYMENTS. After the first Policy Anniversary, The Company will accept, subject to the limitations described below, additional Premium Payments. The Company reserves the right to apply all additional Premium Payments as repayments of Policy Debt, if any.

    PREMIUM PAYMENT LIMITATIONS. Premium Payments may be made by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Unless otherwise determined by Protective Life, additional Premium Payments must be at least $10,000 and must be received at the Home Office. See "Premium Allocations". Protective Life also reserves the right to limit the amount of any Premium Payment. Any additional Premium Payments made will generally require an increase in the Face Amount of the Policy and therefor will be subject to evidence of insurability. In addition, at any point in time aggregate Premium Payments made under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Code. Protective Life will immediately refund any portion of any Premium Payment that exceeds such limitations.

PREMIUM ALLOCATIONS

    Owners must indicate in the application how Premium Payments are to be allocated to the Sub-Accounts, the Fixed Account and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent Premium Payments. Owners may change the allocation instructions in effect at any time by Written Notice. Whole percentages must be used. The minimum percentage that may be allocated to any Sub-Account or to the Fixed Account is 10% of Premium Payments and the sum of allocations must add up to 100%.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your Premium Payments, Protective Life reserves the right to allocate your Initial Premium Payment to the PIC Money Market Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the PIC Money Market Sub-Account or the Fixed Account and all Premium Payments will be allocated according to your allocation instructions then in effect.

    Additional Premium Payments not requiring additional underwriting will be credited to the Policy and the Premium Payments will be invested as requested on the Valuation Date they are received by the Home Office. However, any Premium Payment in connection with an increase in Face Amount may be allocated to the PIC Money Market Sub-Account or the Fixed Account until underwriting has been completed. When approved, the Policy Value in the PIC Money Market Sub-Account or the Fixed Account attributable to the resulting Premium Payment will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional Premium Payment is rejected, Protective Life will return the Premium Payment immediately, without any adjustment for investment experience.

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Unlike a conventional life insurance policy, whether a Policy lapses depends on whether its Policy Value is sufficient to cover the Monthly Deductions (See "Monthly Deductions"). If the Policy Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value.

    In the event of a Policy default, the Owner has a 61-day grace period to make a Premium Payment sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the Premium Payment required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt. See "Death Benefit Proceeds". Unless the Premium Payment stated in the notice is paid before the grace period ends, the Policy will lapse.

    REINSTATEMENT. An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice, (2) the Insured is still living, (3) the Owner pays Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest at a rate not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

                          CALCULATION OF POLICY VALUES

VARIABLE ACCOUNT VALUE

    THE VARIABLE ACCOUNT VALUE REFLECTS THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS TO WHICH IT IS ALLOCATED, ANY PREMIUM PAYMENTS ALLOCATED TO THE SUB-ACCOUNTS, TRANSFERS IN OR OUT OF THE SUB-ACCOUNTS, OR ANY WITHDRAWALS OF VARIABLE ACCOUNT VALUE AND MONTHLY DEDUCTIONS FROM VARIABLE ACCOUNT VALUE. THERE IS NO GUARANTEED MINIMUM VARIABLE ACCOUNT VALUE. A POLICY'S VARIABLE ACCOUNT VALUE THEREFORE DEPENDS UPON A NUMBER OF FACTORS. THE VARIABLE ACCOUNT VALUE FOR A POLICY AT ANY TIME IS THE SUM OF THE SUB-ACCOUNT VALUES FOR THE POLICY ON THE VALUATION DAY MOST RECENTLY COMPLETED.

    DETERMINATION OF UNITS. For each Sub-Account, the Premium Payment(s) or Policy Value transferred are converted into Units. The number of Units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Premium Payment(s) or transferred amount is invested in the Sub-Account. Therefore, Premium Payments allocated to or amounts transferred to a Sub-Account under a Policy increase the number of Units of that Sub-Account credited to the Policy.

    DETERMINATION OF UNIT VALUE. The Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of Units attributable to the Policy in that Sub-Account by the Unit value for that Sub-Account on that day.

    NET INVESTMENT FACTOR. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

        (1) is the result of:

           a. the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

           b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

           c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

        (2) is the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

GUARANTEED ACCOUNT VALUE

    The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the Premium Payment(s) allocated to either the Fixed Account or the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account or the DCA Fixed Account, less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Fixed Accounts," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

                                POLICY BENEFITS

TRANSFERS OF POLICY VALUES

    GENERAL. Upon receipt of Written Notice at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer amounts in a Sub-Account to other Sub-Accounts and/or the Fixed Account or subject to certain restrictions, amounts from the Fixed Account and the DCA Fixed Account to a SubAccount. Transfers (including telephone transfers -- described below) are processed as of the end of the Valuation Period during which a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire Policy Value in any Sub-Account or the Fixed Account or the DCA Fixed Account from which the transfer is made. If, after the transfer, the Policy Value remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee which will not exceed $25. The transfer fee, if any, is deducted from the amount being transferred. See "Transfer Fee".

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Policy Year is the greater of (1) $2,500 or (2) 25% of the Fixed Account Value. No transfers may be made into the DCA Fixed Account.

    TELEPHONE TRANSFERS. Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will send you a confirmation of all instructions communicated by telephone to determine if they are genuine. For telephone transfers the Company requires a form of personal identification prior to acting on instructions received by telephone. The Company also makes a tape-recording of the instructions given by telephone. If the Company follows these procedures it is not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    RESERVATION OF RIGHTS. Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, the Company reserves the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    DOLLAR-COST AVERAGING. If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other Allocation Option to any Allocation Option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring equal amounts of Policy Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account Unit Values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    You may generally elect dollar cost averaging for periods of at least 12 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the DCA Fixed, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. At least $100 must be transferred each month or each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the value in the source Fund is depleted,
(3) the Owner, by Written Notice, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, all Policy Value remaining in the DCA Fixed Account will be transferred to the Fixed Account.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering or place restrictions on automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    PORTFOLIO REBALANCING. At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your Purchase Payment allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current Purchase Payment allocation instructions will be deemed to be a request to change your Purchase Payment allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on the Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction to Protective Life, or by telephone if you have previously authorized us to take telephone instructions. Portfolio Rebalancing transfers do not count as one of the 12 free transfers available during any Contract Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.

SURRENDER PRIVILEGE

    At any time while the Policy is in force and while the Insured is still living, the Owner may surrender the Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender is received, the Policy and any other required documents are received by Protective Life. A surrender charge and premium tax recovery charge may apply. See "Surrender Charge and Premium Tax Recovery Charge". The Surrender Value is paid in a lump sum unless the Owner requests payment under a Settlement Option. See "Settlement Options". Payment is generally made within seven calendar days. See "Suspension or Delay of Payments" and "Payments from the Guaranteed Account". A Policy terminates upon surrender. A surrender will have tax consequences. See "Tax Considerations."

WITHDRAWAL PRIVILEGE

    At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice, may request a Withdrawal of Surrender Value subject to certain restrictions described below. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the Valuation Day we receive the Written Notice. A Withdrawal will have tax consequences. See "Tax Considerations."

    The Owner may specify the amount of the Withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of Units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not so specify, or if the amount in the designated account(s) is insufficient to carry out the request, the Withdrawal will be made from each Sub-Account, the Fixed Account and the DCA Fixed Account based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account". The Company reserves the right to decline to process a Withdrawal if, after the Withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

    WITHDRAWALS. At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a Withdrawal of the Policy Value. In order to request a Withdrawal during the first Policy Year, the Owner must have made an Initial Premium Payment of at least $10,000. On or after the first Policy Anniversary, in order to request a Withdrawal the Policy Value must be at least $10,000 as of the date that We receive the request. The Company will withdraw the amount requested from the Policy Value as of the end of the Valuation Period during which the written request is received. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the Withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds Premium Payments made.

    ANNUAL WITHDRAWAL AMOUNTS. The Annual Withdrawal Amount is the annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

           (a) an amount equal to ten percent of the Initial Premium Payments made if the Withdrawal request is received during the first Policy Year, or

           (b) the amount equal to ten percent of cumulative Premium Payments made as of the last Policy Anniversary, net of all Premium Payments withdrawn, if the Withdrawal is received after the first Policy Year.

    In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds Premium Payments made.

    DECREASING THE FACE AMOUNT. In the event a Withdrawal is requested Protective Life will reduce the Face Amount proportionately by the requested Withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a Withdrawal request if the Withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the Withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life.

    The proportionate face amount decrease will be determined by the following formula:

                                 F X (P - W)/P

Where:     F =        Current Face Amount
           P =        Policy Value
           W =        Withdrawal Amount (including any applicable charges)

POLICY LOANS

    GENERAL. At any time while the Policy is in force and while the Insured is still living, an Owner may borrow $500 or more from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice and the maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".

    LOAN COLLATERAL. When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner(s) can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value of each of the Sub-Account(s) and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or DCA Fixed Account bears to the total unloaned Policy Value.

    LOAN REPAYMENT. You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional Premium Payments made while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account in the same manner as Premium Payments are allocated.

    INTEREST. Except in the case of a Preferred Loan, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. Protective Life will notify the Owner of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt. If the Surrender Value exceeds the total of all Premium Payments made, a Preferred Loan will be available. The amount of such Preferred Loan is the amount by which the Surrender Value exceeds total Premium

Payments made. The Preferred Loan portion of the outstanding Policy Debt will be charged interest at a rate not to exceed 4.5%. The portion of loan that qualifies as a Preferred Loan is determined as of the date a request for a loan is received and on each Policy Anniversary.

    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the maximum net cost of a loan is 2.0% per year for the non-preferred portion, and 0.5% for the preferred portion of the loan, if any (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account and/or the DCA Fixed Account in the same manner as Premium Payments are allocated.

    NON-PAYMENT OF POLICY LOAN. If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (i.e., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, the Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 31-day grace period to submit a sufficient payment to avoid a lapse (i.e., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.

    EFFECT OF A POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit Proceeds and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

DEATH BENEFIT PROCEEDS

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries and change such Beneficiaries, as provided for in the Policy. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a payment option (see "Settlement Options").

    CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit Proceeds are equal to the Death Benefit (as described below), plus any supplemental rider benefits, minus any Policy Debt on that date and any liens for payments made under an accelerated death benefit rider and, if the Insured died during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".

    If part or all of the Death Benefit Proceeds are paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    DEATH BENEFIT. The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

    INCREASING THE FACE AMOUNT. On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount.

    For any increase in the Face Amount the additional Premium Payment must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. See "Premium Payments Upon Increase in Face Amount". The increase in Face Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved and the additional required minimum Premium Payment is received. The Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. See "Premium Payments Upon Increase in Face Amount".

    An increase in Face Amount may be cancelled by the Owner in accordance with the Policy's cancellation privilege provisions, which also apply to increases in Face Amount. In such case, the amount refunded will be calculated in accordance with such provisions described above. See "Cancellation Privilege".

SETTLEMENT OPTIONS

    The Policy offers a variety of ways of receiving proceeds payable under the Death Benefit and surrender provisions of a Policy, other than in a lump sum. These alternative Settlement Options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each Settlement Option (other than Option 3), no surrender or Withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    OPTION 1--PAYMENT FOR A FIXED PERIOD. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    OPTION 2--LIFE INCOME WITH PAYMENTS FOR A GUARANTEED PERIOD. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    OPTION 3--INTEREST INCOME. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    OPTION 4--PAYMENTS FOR A FIXED AMOUNT. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    MINIMUM AMOUNTS. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    OTHER REQUIREMENTS. Settlement Options must be elected by Written Notice. The Owner may elect payment options during the Insured's lifetime; Beneficiaries may elect Settlement Options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date of the Insured's death. The effective date of an option applied to Surrender Value is the date as of which the Withdrawal or surrender is executed.

    If Protective Life has available at the time a Settlement Option is elected options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

                             THE GUARANTEED ACCOUNT

    THE INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN, AND ARE NOT REQUIRED TO BE, REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THE GUARANTEED ACCOUNT NOR OTHER COMPONENTS OF THE COMPANY'S GENERAL ACCOUNT HAVE BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT, THE COMPANY'S GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

THE GUARANTEED ACCOUNT

    The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Both are part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of Premium Payments allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective Life. The Guaranteed Account Value is calculated daily. See "Guaranteed Account Value".

INTEREST CREDITED ON GUARANTEED ACCOUNT

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Premium Payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Premium Payments allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Premium Payment(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Premium Payment(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a Premium Payment or amount transferred, (I.E., 12 months after the Premium Payment(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such Premium Payment or transferred amount remaining in the Fixed Account or the DCA Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. Because Protective Life anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account and the DCA Fixed Account.

GUARANTEED ACCOUNT VALUE

    The Guaranteed Account Value at any time is equal to: (1) that part of the Premium Payment(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective Life, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

PAYMENTS FROM THE GUARANTEED ACCOUNT

    Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

                             CHARGES AND DEDUCTIONS

MONTHLY DEDUCTIONS

    As of the Policy Effective Date, Protective Life will deduct the Monthly Deductions from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deductions consist of (1) cost of insurance charges ("cost of insurance charge"), (2) policy expense charge (the "policy expense charge"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental riders, as described below. The Monthly Deductions are deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value in each.

    COST OF INSURANCE CHARGE. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The current charge may depend on a number of variables and therefore may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the monthly cost of insurance rate for the Insured by the Policy Value under the Policy for that Monthly Anniversary Day.

    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the policy) per $1,000 times the Net Amount at Risk.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Face Amount. If the rate class for the increase has a higher cost of insurance rate than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Last Birthdate, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables.

    LEGAL CONSIDERATIONS RELATING TO SEX--DISTINCT PREMIUM PAYMENTS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, Premium Payments and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    MONTHLY POLICY EXPENSE CHARGE. This charge generates revenues that cover all of Protective Life's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

    SUPPLEMENTAL RIDER CHARGES.  See "Supplemental Riders and Endorsements".

    MORTALITY AND EXPENSE RISK CHARGE. This charge compensates Protective Life for the mortality risk it assumes which is that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly Mortality and Expense Risk Charge to be deducted in all Policy Years is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. The Company reserves the right to charge less than the maximum charge. Accordingly, during Policy Years 1 through 10, the monthly Mortality and Expense Charge is .075% and in Policy Years 11 and thereafter, the monthly Mortality and Expense Risk Charge is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.

ANNUAL MAINTENANCE FEE

    Protective Life deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee as of a Policy Anniversary, if the Policy Value equals or exceeds $50,000.

TRANSFER FEE

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE) AND PREMIUM TAX RECOVERY
  CHARGE

    If the Policy is surrendered, or if the Policy lapses, or if a Withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of Premium Payments made) is requested by the Owner, through the first nine Policy Years following each Premium Payment, a Surrender Charge and a Premium Tax Recovery Charge will be deducted. The Surrender Charge, which is a contingent deferred sales charge, and Premium Tax Recovery Charge, is deducted before any Surrender Value or Withdrawal is paid. See "Withdrawal Privilege" for rules for allocating the deduction.

    The Surrender Charge and Premium Tax Recovery Charge for each Premium Payment is equal to the Surrender Charge Percentage and Premium Tax Charge Percentage for the Policy Year in which the surrender, lapse or Withdrawal of such Premium Payment occurs, multiplied by the amount of such Premium Payment.

    The Surrender Charge and Premium Tax Recovery Charge are separately calculated and applied to each Premium Payment at any time that the Premium Payment is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate Withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a Surrender Charge and Premium Tax Recovery Charge is equal to the remaining Policy Value that exceeds Premium Payments made. This determination will be made as of the date the Withdrawal request is received at our Home Office. The Surrender Charge and the Premium Tax Recovery Charge are calculated using the assumptions that all Policy Value in excess of aggregate Premium Payments is withdrawn or surrendered before any Premium Payments and that Premium Payments are withdrawn or surrendered on a first-in-first-out basis.

     POLICY YEAR               SURRENDER CHARGE                POLICY YEAR         PREMIUM TAX RECOVERY CHARGE
      FOLLOWING             AS A PERCENTAGE OF EACH             FOLLOWING            AS A PERCENTAGE OF EACH
   PREMIUM PAYMENT         PREMIUM PAYMENT WITHDRAWN         PREMIUM PAYMENT        PREMIUM PAYMENT WITHDRAWN
---------------------  ---------------------------------  ---------------------  -------------------------------
              1                            9%                           1                        2.50%
              2                            8%                           2                        2.25%
              3                            7%                           3                        2.00%
              4                            6%                           4                        1.75%
              5                            5%                           5                        1.50%
              6                            4%                           6                        1.25%
              7                            3%                           7                        1.00%
              8                            2%                           8                         .75%
              9                            1%                           9                         .50%
             10+                           0%                          10+                          0

    After the 10th Policy Year after each Premium Payment, there is no Surrender Charge or Premium Tax Recovery Charge for such Premium Payment.

    The purpose of the Surrender Charge and Premium Tax Recovery Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective Life on each Premium Payment.

FUND EXPENSES

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for the Funds.

EXCHANGE PRIVILEGE

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4 1/2 percent) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.

                                        EXISTING LIFE POLICY                     POLICY

State and Local Premium Tax       None                              Deducted as part of Monthly
                                                                    Deductions

Federal Tax Charge                None                              Deducted as part of Monthly
                                                                    Deductions

Front End Sales Charges/Premium   Ranges from 0% to 12% of premium  None
  Expense Charge                  payments in all policy years.
                                  The premium expense charge can
                                  vary by age.

Administrative Fees               Ranges from $4 to $5 monthly.     Deducted as part of Monthly
                                                                    Deductions

Withdrawal Charges                $25                               None

Monthly Deductions                A monthly deduction consisting    A monthly deduction consisting
                                  of: (1) cost of insurance         of: (1) cost of insurance
                                  charges (2) administrative fees   currently equal to the lesser of
                                  (3) any charges for supplemental  (x) .054% multiplied by the benefits and/or riders. (applies  Policy Value in Policy Years 1
                                  to Existing Life Policies which   through 10 and .046% multiplied
                                  are universal life plans)         by the Policy Value in Policy
                                                                    Year 11 and thereafter or (y)
                                                                    the maximum monthly cost of
                                                                    insurance charges guaranteed in
                                                                    the Policy, (2) policy expense
                                                                    charges (sales and
                                                                    administrative expenses) equal
                                                                    to .058% multiplied by the
                                                                    Policy Value, which is the
                                                                    equivalent of an annual rate of
                                                                    .70%, (3) mortality and expense
                                                                    charges equal to .075%
                                                                    multiplied by the Variable
                                                                    Account Value, which is
                                                                    equivalent to annual rate of
                                                                    .90% of such amount during
                                                                    Policy Years 1-10; in all Policy
                                                                    Years thereafter this charge is
                                                                    currently equal to .042%
                                                                    multiplied by the Variable
                                                                    Account Value, which is
                                                                    equivalent to an annual rate of
                                                                    .50% of such amount and (4) any
                                                                    charges for supplemental riders.

Annual Maintenance Fee            None                              $35 deducted from the Policy
                                                                    Value on each Policy Anniversary
                                                                    (currently waived if Policy
                                                                    Value is equal to or greater
                                                                    than $50,000)

Surrender Charges                 Surrender charges vary by policy  A declining deferred sales
                                  type and are incurred during a    charge of up to 9% and a
                                  surrender charge period which     declining premium tax recovery
                                  ranges from 0 years up to 19      charge of up to 2.50% of each
                                  years.                            premium payment is assessed on
                                                                    surrender charges during the
                                                                    first 9 Policy Years following
                                                                    each Premium Payment.

Guaranteed Interest Rate          Ranges from 4% to 5%.             Guaranteed account only 4%.

EFFECT OF THE EXCHANGE OFFER

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing Riders and/or Supplement Benefits if available with the Policy. Evidence of insurability may be required. An increase or addition of Riders &/or Supplemental Benefits will require full evidence of insurability.

    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    TAX CONSIDERATIONS. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. IT MAY NOT BE ADVANTAGEOUS TO EXCHANGE AN EXISTING LIFE POLICY FOR A POLICY (OR TO SURRENDER IN FULL OR IN PART AN EXISTING LIFE POLICY AND USE THE SURRENDER OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences.

    IF YOU SURRENDER YOUR EXISTING LIFE POLICY IN WHOLE OR IN PART AND AFTER RECEIPT OF THE PROCEEDS YOU USE THE SURRENDER PROCEEDS OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY IT WILL NOT BE TREATED AS A NON-TAXABLE EXCHANGE. THE SURRENDER PROCEEDS WILL GENERALLY BE INCLUDIBLE IN INCOME.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    SALES COMMISSIONS. Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a single Premium Payment were made with the application and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Initial Premium accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Initial Premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account or the DCA Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.88% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.78%, 4.22% and 10.22%, respectively and for Policy Years 11 and thereafter of -1.38%, 4.62% and 10.62% respectively.

    The illustrations also reflect the deduction of the monthly policy expense charge, annual maintenance fee and the monthly cost of insurance charge for the hypothetical Insured. The surrender charge and premium tax recovery charge are reflected in the column "Cash Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for rider benefits.

    The illustrations are based on Protective Life's sex distinct rates for non-smokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

MALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 24,208.14
                     USING CURRENT COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -----------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH   POLICY   SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT   VALUE     VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  -------  ---------  ---------
46      1       25,419    23,462   20,678    100,000   24,882    22,098   100,000   26,302    23,518     100,000
47      2       26,689    22,704   20,222    100,000   25,540    23,059   100,000   28,543    26,061     100,000
48      3       28,024    21,969   19,790    100,000   26,216    24,038   100,000   30,977    28,799     100,000
49      4       29,425    21,257   19,381    100,000   26,911    25,035   100,000   33,623    31,746     100,000
50      5       30,896    20,567   18,993    100,000   27,626    26,052   100,000   36,497    34,923     100,000
51      6       32,441    19,898   18,627    100,000   28,360    27,090   100,000   39,619    38,348     100,000
52      7       34,063    19,250   18,282    100,000   29,115    28,147   100,000   43,012    42,044     100,000
53      8       35,766    18,622   17,956    100,000   29,891    29,226   100,000   46,699    46,033     100,000
54      9       37,555    18,013   17,650    100,000   30,689    30,326   100,000   50,739    50,376     100,000
55     10       39,433    17,423   17,423    100,000   31,509    31,509   100,000   55,133    55,133     100,000
56     11       41,404    16,934   16,934    100,000   32,511    32,511   100,000   60,199    60,199     100,000
57     12       43,474    16,459   16,459    100,000   33,547    33,547   100,000   65,747    65,747     100,000
58     13       45,648    15,995   15,995    100,000   34,617    34,617   100,000   71,857    71,857     100,000
59     14       47,930    15,544   15,544    100,000   35,722    35,722   100,000   78,567    78,567     105,280
60     15       50,327    15,104   15,104    100,000   36,863    36,863   100,000   85,910    85,910     111,683
61     16       52,843    14,676   14,676    100,000   38,042    38,042   100,000   93,949    93,949     120,255
62     17       55,486    14,259   14,259    100,000   39,260    39,260   100,000  102,728   102,728     129,437
63     18       58,260    13,853   13,853    100,000   40,517    40,517   100,000  112,313   112,313     139,269
64     19       61,173    13,458   13,458    100,000   41,817    41,817   100,000  122,780   122,780     149,792
65     20       64,231    13,072   13,072    100,000   43,159    43,159   100,000  134,212   134,212     161,054
66     21       67,443    12,697   12,697    100,000   44,545    44,545   100,000  146,702   146,702     174,576
67     22       70,815    12,332   12,332    100,000   45,977    45,977   100,000  160,318   160,318     189,176
68     23       74,356    11,976   11,976    100,000   47,456    47,456   100,000  175,161   175,161     204,939
69     24       78,074    11,629   11,629    100,000   48,984    48,984   100,000  191,340   191,340     221,955
70     25       81,977    11,291   11,291    100,000   50,597    50,597   100,000  208,973   208,973     240,320
71     26       86,076    10,962   10,962    100,000   52,263    52,263   100,000  228,178   228,178     257,841
72     27       90,380    10,642   10,642    100,000   53,984    53,984   100,000  249,202   249,202     276,614
73     28       94,899    10,330   10,330    100,000   55,762    55,762   100,000  272,257   272,257     296,760
74     29       99,644    10,026   10,026    100,000   57,598    57,598   100,000  297,573   297,573     318,403
75     30      104,626    9,730     9,730    100,000   59,495    59,495   100,000  325,441   325,441     341,713
76     31      109,857    9,442     9,442    100,000   61,454    61,454   100,000  356,208   356,208     374,018
77     32      115,350    9,161     9,161    100,000   63,477    63,477   100,000  389,757   389,757     409,245
78     33      121,118    8,888     8,888    100,000   65,568    65,568   100,000  426,323   426,323     447,639
79     34      127,174    8,621     8,621    100,000   67,727    67,727   100,000  466,153   466,153     489,461
80     35      133,532    8,362     8,362    100,000   69,957    69,957   100,000  509,509   509,509     534,985
81     36      140,209    8,109     8,109    100,000   72,261    72,261   100,000  556,662   556,662     584,496
82     37      147,220    7,863     7,863    100,000   74,640    74,640   100,000  607,890   607,890     638,284
83     38      154,581    7,624     7,624    100,000   77,098    77,098   100,000  663,747   663,747     696,935
84     39      162,310    7,390     7,390    100,000   79,637    79,637   100,000  724,737   724,737     760,974
85     40      170,425    7,163     7,163    100,000   82,260    82,260   100,000  791,332   791,332     830,898
86     41      178,946    6,941     6,941    100,000   84,969    84,969   100,000  864,045   864,045     907,247
87     42      187,894    6,726     6,726    100,000   87,767    87,767   100,000  943,440   943,440     990,612
88     43      197,288    6,516     6,516    100,000   90,657    90,657   100,000  1,030,130 1,030,130 1,081,637
89     44      207,153    6,311     6,311    100,000   93,642    93,642   100,000  1,124,786 1,124,786 1,181,025
90     45      217,510    6,112     6,112    100,000   96,726    96,726   101,562  1,228,140 1,228,140 1,289,547
91     46      228,386    5,918     5,918    100,000   99,911    99,911   103,908  1,340,990 1,340,990 1,394,630
92     47      239,805    5,729     5,729    100,000  103,201   103,201   106,297  1,464,210 1,464,210 1,508,137
93     48      251,795    5,544     5,544    100,000  106,600   106,600   108,732  1,598,753 1,598,753 1,630,728
94     49      264,385    5,365     5,365    100,000  110,110   110,110   111,211  1,745,658 1,745,658 1,763,115
95     50      277,604    5,191     5,191    100,000  114,004   114,004   114,004  1,910,552 1,910,552 1,910,552
96     51      291,485    5,020     5,020    100,000  118,411   118,411   118,411  2,097,670 2,097,670 2,097,670
97     52      306,059    4,855     4,855    100,000  122,988   122,988   122,988  2,303,113 2,303,113 2,303,113
98     53      321,362    4,693     4,693    100,000  127,742   127,742   127,742  2,528,676 2,528,676 2,528,676
99     54      337,430    4,536     4,536    100,000  132,680   132,680   132,680  2,776,332 2,776,332 2,776,332
100    55      354,301    4,383     4,383    100,000  137,809   137,809   137,809  3,018,012 3,018,012 3,018,012

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the Initial Premium is paid. Values would be different if additional Premiums are paid.
(5) Assumes no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

MALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 24,208.14
                    USING GUARANTEED COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       25,419    23,356   20,572    100,000  24,779    21,995    100,000     26,203    23,419     100,000
47      2       26,689    22,466   19,984    100,000  25,316    22,835    100,000     28,336    25,854     100,000
48      3       28,024    21,571   19,392    100,000  25,851    23,672    100,000     30,655    28,476     100,000
49      4       29,425    20,669   18,793    100,000  26,382    24,506    100,000     33,178    31,302     100,000
50      5       30,896    19,757   18,184    100,000  26,906    25,333    100,000     35,924    34,351     100,000
51      6       32,441    18,831   17,560    100,000  27,421    26,150    100,000     38,915    37,644     100,000
52      7       34,063    17,885   16,916    100,000  27,922    26,954    100,000     42,173    41,204     100,000
53      8       35,766    16,912   16,247    100,000  28,404    27,738    100,000     45,724    45,058     100,000
54      9       37,555    15,907   15,544    100,000  28,860    28,497    100,000     49,597    49,234     100,000
55     10       39,433    14,862   14,862    100,000  29,285    29,285    100,000     53,861    53,861     100,000
56     11       41,404    13,769   13,769    100,000  29,673    29,673    100,000     58,524    58,524     100,000
57     12       43,474    12,623   12,623    100,000  30,017    30,017    100,000     63,631    63,631     100,000
58     13       45,648    11,417   11,417    100,000  30,313    30,313    100,000     69,235    69,235     100,000
59     14       47,930    10,141   10,141    100,000  30,552    30,552    100,000     75,387    75,387     101,018
60     15       50,327    8,783     8,783    100,000  30,723    30,723    100,000     82,106    82,106     106,737
61     16       52,843    7,329     7,329    100,000  30,814    30,814    100,000     89,433    89,433     114,475
62     17       55,486    5,765     5,765    100,000  30,812    30,812    100,000     97,403    97,403     122,728
63     18       58,260    4,065     4,065    100,000  30,698    30,698    100,000    106,070   106,070     131,527
64     19       61,173    2,207     2,207    100,000  30,449    30,449    100,000    115,496   115,496     140,906
65     20       64,231      165       165    100,000  30,044    30,044    100,000    125,750   125,750     150,900
66     21       67,443        0         0         0   29,458    29,458    100,000    136,909   136,909     162,922
67     22       70,815        0         0         0   28,665    28,665    100,000    149,024   149,024     175,848
68     23       74,356        0         0         0   27,636    27,636    100,000    162,177   162,177     189,747
69     24       78,074        0         0         0   26,335    26,335    100,000    176,455   176,455     204,688
70     25       81,977        0         0         0   24,711    24,711    100,000    191,954   191,954     220,747
71     26       86,076        0         0         0   22,679    22,679    100,000    208,764   208,764     235,904
72     27       90,380        0         0         0   20,175    20,175    100,000    227,097   227,097     252,078
73     28       94,899        0         0         0   17,115    17,115    100,000    247,125   247,125     269,366
74     29       99,644        0         0         0   13,349    13,349    100,000    269,035   269,035     287,868
75     30      104,626        0         0         0    8,723     8,723    100,000    293,065   293,065     307,719
76     31      109,857        0         0         0    3,063     3,063    100,000    319,502   319,502     335,477
77     32      115,350        0         0         0        0         0         0     348,211   348,211     365,621
78     33      121,118        0         0         0        0         0         0     379,371   379,371     398,340
79     34      127,174        0         0         0        0         0         0     413,173   413,173     433,832
80     35      133,532        0         0         0        0         0         0     449,814   449,814     472,305
81     36      140,209        0         0         0        0         0         0     489,497   489,497     513,972
82     37      147,220        0         0         0        0         0         0     532,428   532,428     559,049
83     38      154,581        0         0         0        0         0         0     578,812   578,812     607,753
84     39      162,310        0         0         0        0         0         0     628,861   628,861     660,305
85     40      170,425        0         0         0        0         0         0     682,798   682,798     716,938
86     41      178,946        0         0         0        0         0         0     740,856   740,856     777,899
87     42      187,894        0         0         0        0         0         0     803,285   803,285     843,450
88     43      197,288        0         0         0        0         0         0     870,349   870,349     913,867
89     44      207,153        0         0         0        0         0         0     942,323   942,323     989,439
90     45      217,510        0         0         0        0         0         0   1,019,481  1,019,481  1,070,455
91     46      228,386        0         0         0        0         0         0   1,102,091  1,102,091  1,146,175
92     47      239,805        0         0         0        0         0         0   1,193,353  1,193,353  1,229,153
93     48      251,795        0         0         0        0         0         0   1,294,664  1,294,664  1,320,557
94     49      264,385        0         0         0        0         0         0   1,407,705  1,407,705  1,421,782
95     50      277,604        0         0         0        0         0         0   1,534,578  1,534,578  1,534,578
96     51      291,485        0         0         0        0         0         0   1,678,206  1,678,206  1,678,206
97     52      306,059        0         0         0        0         0         0   1,835,277  1,835,277  1,835,277
98     53      321,362        0         0         0        0         0         0   2,007,049  2,007,049  2,007,049
99     54      337,430        0         0         0        0         0         0   2,194,897  2,194,897  2,194,897
100    55      354,301        0         0         0        0         0         0   2,376,056  2,376,056  2,376,056

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable monthly policy expense charges, equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the Initial Premium is paid. Values would be different if additional Premiums are paid.
(5) Assumes no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 20,943.63
                     USING CURRENT COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       21,991    20,298   17,889    100,000   21,526    19,118   100,000     22,755    20,347     100,000
47      2       23,090    19,637   17,491    100,000   22,091    19,944   100,000     24,689    22,542     100,000
48      3       24,245    18,997   17,112    100,000   22,671    20,786   100,000     26,790    24,905     100,000
49      4       25,457    18,377   16,754    100,000   23,268    21,645   100,000     29,073    27,450     100,000
50      5       26,730    17,775   16,414    100,000   23,881    22,520   100,000     31,553    30,192     100,000
51      6       28,066    17,193   16,093    100,000   24,511    23,411   100,000     34,248    33,149     100,000
52      7       29,470    16,628   15,790    100,000   25,159    24,321   100,000     37,177    36,339     100,000
53      8       30,943    16,080   15,504    100,000   25,824    25,249   100,000     40,358    39,782     100,000
54      9       32,490    15,550   15,236    100,000   26,509    26,195   100,000     43,815    43,501     100,000
55     10       34,115    15,036   15,036    100,000   27,212    27,212   100,000     47,571    47,571     100,000
56     11       35,821    14,609   14,609    100,000   28,073    28,073   100,000     51,942    51,942     100,000
57     12       37,612    14,194   14,194    100,000   28,963    28,963   100,000     56,718    56,718     100,000
58     13       39,492    13,790   13,790    100,000   29,881    29,881   100,000     61,961    61,961     100,000
59     14       41,467    13,396   13,396    100,000   30,830    30,830   100,000     67,743    67,743     100,000
60     15       43,540    13,012   13,012    100,000   31,811    31,811   100,000     74,126    74,126     100,000
61     16       45,717    12,638   12,638    100,000   32,823    32,823   100,000     81,163    81,163     103,889
62     17       48,003    12,274   12,274    100,000   33,869    33,869   100,000     88,874    88,874     111,981
63     18       50,403    11,920   11,920    100,000   34,949    34,949   100,000     97,313    97,313     120,668
64     19       52,924    11,575   11,575    100,000   36,065    36,065   100,000    106,546   106,546     129,986
65     20       55,570    11,238   11,238    100,000   37,218    37,218   100,000    116,650   116,650     139,980
66     21       58,348    10,911   10,911    100,000   38,409    38,409   100,000    127,710   127,710     151,975
67     22       61,266    10,592   10,592    100,000   39,638    39,638   100,000    139,801   139,801     164,966
68     23       64,329    10,281   10,281    100,000   40,909    40,909   100,000    153,021   153,021     179,035
69     24       67,545    9,979     9,979    100,000   42,221    42,221   100,000    167,477   167,477     194,273
70     25       70,923    9,684     9,684    100,000   43,576    43,576   100,000    183,284   183,284     210,776
71     26       74,469    9,397     9,397    100,000   44,976    44,976   100,000    200,564   200,564     226,637
72     27       78,192    9,117     9,117    100,000   46,422    46,422   100,000    219,502   219,502     243,647
73     28       82,102    8,845     8,845    100,000   47,916    47,916   100,000    240,270   240,270     261,894
74     29       86,207    8,580     8,580    100,000   49,459    49,459   100,000    263,064   263,064     281,479
75     30       90,517    8,321     8,321    100,000   51,088    51,088   100,000    288,118   288,118     302,524
76     31       95,043    8,070     8,070    100,000   52,770    52,770   100,000    315,709   315,709     331,495
77     32       99,795    7,825     7,825    100,000   54,508    54,508   100,000    345,857   345,857     363,150
78     33      104,785    7,586     7,586    100,000   56,303    56,303   100,000    378,785   378,785     397,724
79     34      110,024    7,354     7,354    100,000   58,157    58,157   100,000    414,729   414,729     435,466
80     35      115,525    7,127     7,127    100,000   60,072    60,072   100,000    453,941   453,941     476,638
81     36      121,302    6,907     6,907    100,000   62,050    62,050   100,000    496,682   496,682     521,516
82     37      127,367    6,692     6,692    100,000   64,093    64,093   100,000    543,221   543,221     570,382
83     38      133,735    6,483     6,483    100,000   66,204    66,204   100,000    593,837   593,837     623,529
84     39      140,422    6,279     6,279    100,000   68,384    68,384   100,000    648,820   648,820     681,261
85     40      147,443    6,081     6,081    100,000   70,636    70,636   100,000    708,470   708,470     743,893
86     41      154,815    5,887     5,887    100,000   72,962    72,962   100,000    773,569   773,569     812,248
87     42      162,556    5,699     5,699    100,000   75,365    75,365   100,000    844,650   844,650     886,883
88     43      170,684    5,516     5,516    100,000   77,847    77,847   100,000    922,263   922,263     968,376
89     44      179,218    5,337     5,337    100,000   80,410    80,410   100,000  1,007,007  1,007,007  1,057,358
90     45      188,179    5,163     5,163    100,000   83,058    83,058   100,000  1,099,539  1,099,539  1,154,516
91     46      197,588    4,994     4,994    100,000   85,793    85,793   100,000  1,200,572  1,200,572  1,248,595
92     47      207,467    4,829     4,829    100,000   88,618    88,618   100,000  1,310,890  1,310,890  1,350,217
93     48      217,840    4,668     4,668    100,000   91,537    91,537   100,000  1,431,344  1,431,344  1,459,971
94     49      228,732    4,512     4,512    100,000   94,551    94,551   100,000  1,563,105  1,563,105  1,578,736
95     50      240,169    4,359     4,359    100,000   97,665    97,665   100,000  1,711,018  1,711,018  1,711,018
96     51      252,178    4,211     4,211    100,000  101,205   101,205   101,205  1,878,593  1,878,593  1,878,593
97     52      264,786    4,066     4,066    100,000  105,118   105,118   105,118  2,062,580  2,062,580  2,062,580
98     53      278,026    3,925     3,925    100,000  109,181   109,181   109,181  2,264,587  2,264,587  2,264,587
99     54      291,927    3,788     3,788    100,000  113,401   113,401   113,401  2,486,377  2,486,377  2,486,377
100    55      306,523    3,655     3,655    100,000  117,785   117,785   117,785  2,729,890  2,729,890  2,729,890

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable monthly Policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the Initial Premium is paid. Values would be different if additional Premiums are paid.
(5) Assumes no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 20,943.63
                    USING GUARANTEED COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       21,991    20,188   17,780    100,000  21,419    19,011    100,000     22,650    20,241     100,000
47      2       23,090    19,398   17,252    100,000  21,861    19,715    100,000     24,470    22,324     100,000
48      3       24,245    18,607   16,722    100,000  22,302    20,417    100,000     26,450    24,565     100,000
49      4       25,457    17,812   16,189    100,000  22,741    21,118    100,000     28,604    26,981     100,000
50      5       26,730    17,013   15,651    100,000  23,175    21,814    100,000     30,949    29,587     100,000
51      6       28,066    16,205   15,105    100,000  23,603    22,503    100,000     33,502    32,402     100,000
52      7       29,470    15,386   14,548    100,000  24,022    23,184    100,000     36,284    35,446     100,000
53      8       30,943    14,551   13,975    100,000  24,428    23,852    100,000     39,315    38,739     100,000
54      9       32,490    13,697   13,383    100,000  24,818    24,504    100,000     42,621    42,307     100,000
55     10       34,115    12,823   12,823    100,000  25,191    25,191    100,000     46,231    46,231     100,000
56     11       35,821    11,925   11,925    100,000  25,543    25,543    100,000     50,213    50,213     100,000
57     12       37,612    11,004   11,004    100,000  25,876    25,876    100,000     54,571    54,571     100,000
58     13       39,492    10,059   10,059    100,000  26,189    26,189    100,000     59,350    59,350     100,000
59     14       41,467    9,090     9,090    100,000  26,480    26,480    100,000     64,596    64,596     100,000
60     15       43,540    8,091     8,091    100,000  26,747    26,747    100,000     70,361    70,361     100,000
61     16       45,717    7,055     7,055    100,000  26,979    26,979    100,000     76,700    76,700     100,000
62     17       48,003    5,966     5,966    100,000  27,167    27,167    100,000     83,652    83,652     105,402
63     18       50,403    4,807     4,807    100,000  27,295    27,295    100,000     91,233    91,233     113,129
64     19       52,924    3,558     3,558    100,000  27,345    27,345    100,000     99,494    99,494     121,383
65     20       55,570    2,202     2,202    100,000  27,302    27,302    100,000    108,498   108,498     130,198
66     21       58,348      729       729    100,000  27,156    27,156    100,000    118,315   118,315     140,795
67     22       61,266        0         0         0   26,896    26,896    100,000    129,004   129,004     152,225
68     23       64,329        0         0         0   26,514    26,514    100,000    140,644   140,644     164,554
69     24       67,545        0         0         0   25,999    25,999    100,000    153,322   153,322     177,853
70     25       70,923        0         0         0   25,328    25,328    100,000    167,128   167,128     192,197
71     26       74,469        0         0         0   24,468    24,468    100,000    182,161   182,161     205,842
72     27       78,192        0         0         0   23,372    23,372    100,000    198,573   198,573     220,416
73     28       82,102        0         0         0   21,976    21,976    100,000    216,500   216,500     235,985
74     29       86,207        0         0         0   20,205    20,205    100,000    236,101   236,101     252,628
75     30       90,517        0         0         0   17,976    17,976    100,000    257,564   257,564     270,442
76     31       95,043        0         0         0   15,198    15,198    100,000    281,112   281,112     295,168
77     32       99,795        0         0         0   11,769    11,769    100,000    306,738   306,738     322,075
78     33      104,785        0         0         0    7,566     7,566    100,000    334,612   334,612     351,342
79     34      110,024        0         0         0    2,433     2,433    100,000    364,914   364,914     383,160
80     35      115,525        0         0         0        0         0         0     397,835   397,835     417,727
81     36      121,302        0         0         0        0         0         0     433,570   433,570     455,249
82     37      127,367        0         0         0        0         0         0     472,319   472,319     495,935
83     38      133,735        0         0         0        0         0         0     514,286   514,286     540,000
84     39      140,422        0         0         0        0         0         0     559,678   559,678     587,662
85     40      147,443        0         0         0        0         0         0     608,713   608,713     639,149
86     41      154,815        0         0         0        0         0         0     661,617   661,617     694,698
87     42      162,556        0         0         0        0         0         0     718,620   718,620     754,551
88     43      170,684        0         0         0        0         0         0     779,959   779,959     818,957
89     44      179,218        0         0         0        0         0         0     845,870   845,870     888,164
90     45      188,179        0         0         0        0         0         0     916,584   916,584     962,413
91     46      197,588        0         0         0        0         0         0     992,320   992,320   1,032,013
92     47      207,467        0         0         0        0         0         0   1,075,641  1,075,641  1,107,910
93     48      217,840        0         0         0        0         0         0   1,167,772  1,167,772  1,191,127
94     49      228,732        0         0         0        0         0         0   1,270,222  1,270,222  1,282,924
95     50      240,169        0         0         0        0         0         0   1,384,917  1,384,917  1,384,917
96     51      252,178        0         0         0        0         0         0   1,514,537  1,514,537  1,514,537
97     52      264,786        0         0         0        0         0         0   1,656,290  1,656,290  1,656,290
98     53      278,026        0         0         0        0         0         0   1,811,309  1,811,309  1,811,309
99     54      291,927        0         0         0        0         0         0   1,980,837  1,980,837  1,980,837
100    55      306,523        0         0         0        0         0         0   2,166,233  2,166,233  2,166,233

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the Initial Premium is paid. Values would be different if additional Premiums are paid.
(5) Assumes no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

LIMITS ON RIGHTS TO CONTEST THE POLICY

    INCONTESTABILITY. Protective Life will not contest the Policy, or any supplemental rider or reinstated benefit, after the Policy or rider or reinstated benefit has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider or the date Protective Life approves the reinstatement application, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    SUICIDE EXCLUSION. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the Premium Payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

CHANGES IN THE POLICY OR BENEFITS

    MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental benefits and/or riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided at the Policy Effective Date, at the correct age and sex.

    OTHER CHANGES. At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

SUSPENSION OR DELAY IN PAYMENTS

    Protective Life will ordinarily pay any Death Benefit Proceeds, Policy loans, Withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Accounts".

REPORTS TO POLICY OWNERS

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; Premiums paid since the last report; Withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay Premium Payments or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

ASSIGNMENT

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. See "Tax Considerations".

ARBITRATION

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or Beneficiary (a "claimant") arising out of insurance provided under the Policy, other than causes of action arising under Federal Securities laws, will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS
  SUPPLEMENTAL RIDERS

    The following supplemental riders are available and may be added to your Policy provided that they are authorized for use in your state. Monthly charges for these riders will be deducted from your Policy Value as part of the monthly deduction (see "Monthly Deduction"). The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT RIDER. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective Life's receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

    The ADBR permits the Owner to receive, at his or her request and upon approval by Protective Life in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

    1. CONFINEMENT TO A NURSING HOME FACILITY. The Insured is determined to be Chronically Ill (as defined below) and has been confined to a Nursing Home Facility for 90 consecutive days.

    2. COMMUNITY CARE. The Insured is determined to be Chronically Ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

    Chronically Ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two Activities of Daily Living or (ii) requiring Substantial Supervision to protect the Insured from threats to health and safety due to Severe Cognitive Impairment (as such terms are more fully described in the ADBR).

    The monthly charge for this rider is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

    TAX CONSEQUENCES OF THE ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for Federal income tax purposes. See "Tax Considerations."

    AMOUNT OF THE ACCELERATED DEATH BENEFIT. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for Community Care or Nursing Home Care, respectively, subject to a maximum monthly benefit of $5,000.

    CONDITIONS FOR RECEIPT OF THE ACCELERATED DEATH BENEFIT. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a Proof of Claim and a Notice of the Claim to Protective Life at its Home Office. Proof of Claim means written proof (described more fully in the ADBR) in a form acceptable to Protective Life, that the Insured is Chronically Ill and is receiving Community Care or Nursing Home Care.

    Protective Life may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective Life will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the Notice of the Claim is received, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

    OPERATION OF THE ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

    EFFECT ON EXISTING POLICY. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a Withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

    ENDORSEMENTS. The Company may also issue as part of the Policy two endorsements for which there are no charges. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less. Under the Terminal Illness Accelerated Death Benefit Endorsement the Owner may request an acceleration of a portion of the Death Benefit of the Policy if the Insured is diagnosed (while covered by the Policy), with a terminal illness or injury and has a life expectancy of six months or less.

    Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

REINSURANCE

    The Company may reinsure a portion of the risks assumed under the Policies.

                               USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and Withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is withdrawn, surrendered, lapses or matures. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

                               TAX CONSIDERATIONS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE OR LOCAL--OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

TAX STATUS OF PROTECTIVE LIFE

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs.

TAXATION OF LIFE INSURANCE POLICIES

    TAX STATUS OF THE POLICY

    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other earnings credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and
(2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among Funds more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS

    In general, the amount of the Death Benefit Proceeds payable under a Policy by reason of the death of the Insured is excludable from gross income under
Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds is not received in a lump sum and is, instead, applied under either Settlement Options 1, 2, or 4, payments generally will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the Beneficiary's income.

    TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the sum of Premium Payments less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether Withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

    POLICIES WHICH ARE MECS

    CHARACTERIZATION OF A POLICY AS A MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the 1st 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

    This Policy GENERALLY WILL BE A MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the 1st 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances would include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a Withdrawal or reduction in the Death Benefit during the 1st 7 Policy Years.

    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, Withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, Withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any loan (and any interest thereon) will be treated as a Withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a Withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, although it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

    PENALTY TAX. Generally, proceeds of a surrender (or a Withdrawal, including any deemed Withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or Withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on Withdrawals (including deemed Withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a Withdrawal (or a deemed Withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

    POLICIES WHICH ARE NOT MECS

    TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC, the amount of any Withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a Withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the Withdrawal exceeds the investment in the contract immediately before the Withdrawal.

    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. As stated above, section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if Withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, if Withdrawals are made, and in certain other instances. In particular, an Owner electing Withdrawals on a regular basis should consider that such Withdrawals (like all other Withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the Withdrawals are less than the investment in the contract.

    TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under such a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses (or is surrendered) when a loan is outstanding, the amount of the loan outstanding will be treated as surrender proceeds for purposes of determining whether any amounts are includible in the owner's income.

    TAX TREATMENT OF COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT
     RIDER

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing Home Care and Community Care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed $175 per day, indexed for inflation (or the equivalent amount in the case of payments on another periodic basis), such excess will be includible in income. It is possible that charges for this rider assessed against the Policy Value may be treated for tax purposes as a withdrawal from the Policy. In that event, part or all of such charges might constitute income (and might also be subject to the 10% penalty tax if the Policy is a MEC).

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, I.E., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

    ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW

    Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by law. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

    OTHER CONSIDERATIONS

    Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or Withdrawal.

DISALLOWANCE OF INTEREST DEDUCTIONS

    The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or Withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

            OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

SALE OF THE POLICIES

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on Premium Payments paid in amounts up to 7.25% first year premium payment and .35% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

CORPORATE PURCHASERS

    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements purchasing one or more Policies, the Company may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial Premium Payment or Payments.

PROTECTIVE LIFE DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.

NAME                                      AGE             POSITION WITH PROTECTIVE LIFE
------------------------------------     -----     --------------------------------------------
Drayton Nabers, Jr..................          57   Chairman of the Board and a Director
John D. Johns.......................          46   President and a Director
R. Stephen Briggs...................          48   Executive Vice President and a Director
Jim E. Massengale...................          56   Executive Vice President, Acquisitions and a
                                                     Director
A.S. Williams III...................          61   Executive Vice President, Investments,
                                                     Treasurer and a Director
Danny L. Bentley....................          40   Senior Vice President, Dental and Consumer
                                                     Benefits and a Director
Richard J. Bielen...................          38   Senior Vice President, Investments and a
                                                     Director
Carolyn King........................          47   Senior Vice President, Investment Products
                                                     and a Director
Deborah J. Long.....................          44   Senior Vice President, General Counsel,
                                                     Secretary and a Director
Steven A. Schultz...................          44   Senior Vice President, Financial
                                                     Institutions and a Director
Wayne E. Stuenkel...................          44   Senior Vice President and Chief Actuary and
                                                     a Director
Judy Wilson.........................          40   Senior Vice President, Guaranteed Investment
                                                     Contracts
Jerry W. DeFoor.....................          45   Vice President and Controller, and Chief
                                                     Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since

August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. From May 1992 to May 1994, he was President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President and Chief Operating Officer of PLC since August 1996 and President of Protective Life since August 1996. He was Executive Vice President and Chief Financial Officer of PLC and of Protective Life from October 1993 to August 1996. From August 1988 to October 1993, he served as Vice President and General Counsel of Sonat Inc. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation.

    Mr. Briggs has been Executive Vice President of PLC and Protective Life since October 1993. From January 1993 to October 1993 he was Senior Vice President, Life Insurance and Investment Products of Protective and PLC. Mr. Briggs had been Senior Vice President, Ordinary Marketing of PLC since August 1988 and of Protective Life since April 1986. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of PLC and Protective Life. Mr. Williams has been employed by Protective since 1964.

    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.

    Mr. Bielen has been Senior Vice President, Investments of PLC and Protective Life since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective.

    Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995. From August 1994 to March 1995, she served as Senior Vice President and Chief Investment Officer of Provident Life and Accident Insurance Company and of its parent company, Provident Life and Accident Insurance Company of America. She served as President of Provident National Assurance Company from November 1987 to March 1995. From November 1986 to August 1994, she served as Vice President of Provident Life and Accident Insurance Company of America.

    Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long was Senior Vice President and General Counsel of PLC from February 1994 to November 1996 and of Protective Life from February 1994 to September 1996. From August 1993 to January 1994, Ms. Long served as General Counsel of PLC and from February 1984 to January 1994 she practiced law with the law firm of Maynard, Cooper & Gale, P.C.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz served as Vice President, Financial Institutions of Protective Life from February 1989 to March 1993 and of PLC from February 1993 to March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

    Ms. Wilson has been Senior Vice President, Guaranteed Investment Contracts of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

STATE REGULATION

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

PREPARATION FOR YEAR 2000

    Older computer hardware and software often denote the year using two digits rather than four; for example, the year 1997 often is denoted by such hardware and software as "97." It is probable that such hardware and software will malfunction when calculations involving the year 2000 are attempted because the hardware and/or software will interpret "00" as representing the year 1900 rather than the year 2000. This "Year 2000" issue potentially affects all individuals and companies (including Protective Life, its customers, business partners, suppliers, banks, custodians and administrators) who rely on computers or devices containing computer chips.

    Protective Life has developed and is implementing a Year 2000 transition plan intended to identify and modify or replace primary hardware and/or software systems on which it relies that have a Year 2000 issue. Protective Life is also developing and implementing a plan to identify and modify or replace secondary hardware and/or software systems on which it relies that have a Year 2000 issue. Substantial resources are being devoted to this effort; however the costs to develop and implement these plans are not expected to be material. Protective Life is also confirming that its service providers are implementing plans to identify and modify or replace their systems that have a Year 2000 issue.

    Protective Life currently anticipates that its systems will be able to process transactions dated beyond 1999 on or before December 31, 1999. There can be no assurance, however, that Protective Life's efforts will be successful, that interaction with other service providers with Year 2000 issues will not impair Protective Life's operations, or that the Year 2000 issue will not otherwise adversely affect Protective Life.

INDEPENDENT PUBLIC ACCOUNTANTS

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1996 and December 31, 1997 and the related statements of operations and changes in net assets for the period from June 19, 1996 (date of inception) through December 31, 1996 and for the year ended December 31, 1997 and included in this Prospectus, have been included herein in reliance on the report of Coopers and Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 1997 and 1996 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997 and the related financial statement schedules included in this Prospectus, have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. With respect to the unaudited interim financial information for the periods ended March 31, 1998 and 1997, the independent accountants have reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1998, and included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Act.

EXPERTS

    Actuarial matters included in this Prospectus have been examined by Stephen Peeples whose opinion is filed as an exhibit to the registration statement.

LEGAL MATTERS

    Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1996 and December 31, 1997 and the related statements of operations and changes in net assets for the period from June 19, 1996 (date of inception) through December 31, 1996 and for the year ended December 31, 1997 as well as the Report of Independent Accountants are contained herein. The unaudited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of March 31, 1998 (unaudited) and December 31, 1997 and the related statements of operations and changes in net assets for the three months ended March 31, 1998 (unaudited) are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1997, 1996 and 1995 as well as the Report of Independent Accountants are contained herein. The consolidated condensed balance sheets of Protective Life as of March 31, 1998 (unaudited) and December 31, 1997 and the related consolidated condensed statements of income and cash flows for the three months ended March 31, 1998 and 1997 (unaudited) as well as the Report of Independent Accountants are contained herein.

                         INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities as of March 31, 1998.............................        F-2

Statement of Operations for the Quarter ended March 31, 1998.........................        F-4

Statement of Changes in Net Assets for the Quarter ended March 31, 1998..............        F-6

Notes to Financial Statements........................................................        F-8

Report of Independent Accountants....................................................       F-13

Statement of Assets and Liabilities as of December 31, 1997..........................       F-14

Statement of Assets and Liabilities as of December 31, 1996..........................       F-16

Statement of Operations for the period ended December 31, 1997.......................       F-17

Statement of Operations for the period from June 19, 1996 (date of inception) through
 December 31, 1996...................................................................       F-19

Statement of Changes in Net Assets for the period ended December 31, 1997............       F-20

Statement of Changes in Net Assets for the period from June 19, 1996 (date of
 inception) through December 31, 1996................................................       F-22

Notes to Financial Statements........................................................       F-23

PROTECTIVE LIFE INSURANCE COMPANY

Report of Independent Accountants....................................................       F-29

Consolidated Condensed Statements of Income for the Three Months ended
 March 31, 1998 and 1997 (unaudited).................................................       F-30

Consolidated Condensed Balance Sheets as of March 31, 1998 (unaudited) and
 December 31, 1997...................................................................       F-31

Consolidated Condensed Statements of Cash Flows for the Three Months ended
 March 31, 1998 and 1997 (unaudited).................................................       F-32

Notes to Consolidated Condensed Financial Statements (unaudited).....................       F-33

Report of Independent Accountants....................................................       F-39

Consolidated Statements of Income for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-40

Consolidated Balance Sheets as of December 31, 1997 and 1996.........................       F-41

Consolidated Statements of Stockholder's Equity for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-42

Consolidated Statements of Cash Flows for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-43

Notes to Consolidated Financial Statements...........................................       F-44

Financial Statement Schedules:

Schedule III -- Supplementary Insurance Information..................................        S-1

Schedule IV -- Reinsurance...........................................................        S-2

    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998
                                   UNAUDITED

                                              PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in
  Sub-accounts
  at market
  value.................................  $   26,285    $1,632,015    $  891,928    $  134,357    $  770,372
Receivable from
  Protective
  Life
  Insurance
  Company...............................           0         7,840        16,210             0         7,290
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   26,285    $1,639,855    $  908,138    $  134,357    $  777,662
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to
  Protective
  Life
  Insurance
  Company                                          1             0             0            33             0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   26,284    $1,639,855    $  908,138    $  134,324    $  777,662
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                              PIC           PIC          SOCIAL        CALVERT
                                            CORE US       CAPITAL      SMALL CAP        SOCIAL
                                            EQUITY        GROWTH         GROWTH        BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in
  Sub-accounts
  at market
  value.................................  $  636,687    $1,136,111          $  82          $4,967
Receivable from
  Protective
  Life
  Insurance
  Company...............................       1,442         7,624              0              0
                                          -----------   -----------           ---         ------
TOTAL ASSETS............................  $  638,129    $1,143,735          $  82          $4,967
                                          -----------   -----------           ---         ------
                                          -----------   -----------           ---         ------
LIABILITIES
Payable to
  Protective
  Life
  Insurance
  Company                                          0             0              0              1
                                          -----------   -----------           ---         ------
NET ASSETS..............................  $  638,129    $1,143,735          $  82          $4,966
                                          -----------   -----------           ---         ------
                                          -----------   -----------           ---         ------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998
                                   UNAUDITED

                                              MFS                         MFS           MFS       OPPENHEIMER
                                           EMERGING         MFS         GROWTH         TOTAL        CAPITAL
                                            GROWTH       RESEARCH      W/INCOME       RETURN      APPRECIATION
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $  249,326    $  467,183    $   50,648    $   10,671    $  217,657
Receivable from Protective Life
  Insurance Company.....................           0             0             0           197        15,134
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $  249,326    $  467,183    $   50,648    $   10,868    $  232,791
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................      15,158         5,983           874             0             0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $  234,168    $  461,200    $   49,774    $   10,868    $  232,791
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                        OPPENHEIMER   OPPENHEIMER
                                          OPPENHEIMER    GROWTH &      STRATEGIC
                                            GROWTH        INCOME          BOND
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   ------------
ASSETS
Investment in Sub-accounts at market
  value.................................  $  296,016    $   25,425         1$4,651
Receivable from Protective Life
  Insurance Company.....................       5,980         1,377            239
                                          -----------   -----------   ------------
TOTAL ASSETS............................  $  301,996    $   26,802         1$4,890
                                          -----------   -----------   ------------
                                          -----------   -----------   ------------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0             0              0
                                          -----------   -----------   ------------
NET ASSETS..............................  $  301,996    $   26,802         1$4,890
                                          -----------   -----------   ------------
                                          -----------   -----------   ------------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   UNAUDITED

                                                                 PIC
                             PIC               PIC           INTERNAT'L           PIC               PIC               PIC
                        MONEY MARKET     GROWTH & INCOME       EQUITY        GLOBAL INCOME   SMALL CAP EQUITY    CORE US EQUITY
                         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                      -----------------  ----------------  ---------------  ---------------  -----------------  ----------------
INVESTMENT INCOME
Dividends...........      $     449
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  from redemption of
  investment
  shares............                        $        1        $       3        $     (14)        $     210         $       97
Capital gain
  distribution......
                              -----           --------     ---------------        ------           -------            -------
Net realized gain on
  investments.......                                 1                3              (14)              210                 97
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........                           152,883          120,281            2,964            91,566             70,546
                              -----           --------     ---------------        ------           -------            -------
Net realized and
  unrealized gain
  (loss) on
  investments.......                           152,884          120,284            2,950            91,776             70,643
                              -----           --------     ---------------        ------           -------            -------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...      $     449         $  152,884        $ 120,284        $   2,950         $  91,776         $   70,643
                              -----           --------     ---------------        ------           -------            -------
                              -----           --------     ---------------        ------           -------            -------


                           PIC            CALVERT SOCIAL        CALVERT SOCIAL
                      CAPITAL GROWTH     SMALL CAP GROWTH          BALANCED
                       SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                      --------------  -----------------------  -----------------
INVESTMENT INCOME
Dividends...........
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  from redemption of
  investment
  shares............    $       24
Capital gain
  distribution......
                                                    --
                      --------------                                     ---
Net realized gain on
  investments.......            24
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........       142,903           $       8             $      44
                                                    --
                      --------------                                     ---
Net realized and
  unrealized gain
  (loss) on
  investments.......       142,927                   8                    44
                                                    --
                      --------------                                     ---
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...    $  142,927           $       8             $      44
                                                    --
                                                    --
                      --------------                                     ---
                      --------------                                     ---

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   UNAUDITED

                                                                                              OPPENHEIMER
                             MFS             MFS             MFS               MFS              CAPITAL         OPPENHEIMER
                       EMERGING GROWTH    RESEARCH    GROWTH W/ INCOME    TOTAL RETURN       APPRECIATION         GROWTH
                         SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                      -----------------  -----------  -----------------  ---------------  -------------------  -------------
INVESTMENT INCOME
Dividends...........                                                                           $     448         $   1,757
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  from redemption of
  investment
  shares............      $      (7)      $     203       $       2         $       1                (39)               11
Capital gain
  distribution......                                                                               4,597            21,202
                            -------      -----------         ------             -----            -------       -------------
Net realized gain on
  investments.......             (7)            203               2                 1              4,558            21,213
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........         29,978          50,741           2,064               592             15,146             5,981
                            -------      -----------         ------             -----            -------       -------------
Net realized and
  unrealized gain
  (loss) on
  investments.......         29,971          50,944           2,066               593             19,704            27,194
                            -------      -----------         ------             -----            -------       -------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...      $  29,971       $  50,944       $   2,066         $     593          $  20,152         $  28,951
                            -------      -----------         ------             -----            -------       -------------
                            -------      -----------         ------             -----            -------       -------------


                         OPPENHEIMER       OPPENHEIMER
                       GROWTH & INCOME   STRATEGIC BOND
                         SUB-ACCOUNT       SUB-ACCOUNT
                      -----------------  ---------------
INVESTMENT INCOME
Dividends...........      $      43         $     207
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  from redemption of
  investment
  shares............              2                 2
Capital gain
  distribution......            942               133
                             ------             -----
Net realized gain on
  investments.......            944               135
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........            875              (196)
                             ------             -----
Net realized and
  unrealized gain
  (loss) on
  investments.......          1,819               (61)
                             ------             -----
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...      $   1,862         $     146
                             ------             -----
                             ------             -----

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   UNAUDITED

                                                             PIC
                           PIC             PIC           INTERNAT'L          PIC             PIC               PIC
                      MONEY MARKET   GROWTH & INCOME       EQUITY       GLOBAL INCOME  SMALL CAP EQUITY   CORE US EQUITY
                       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                      -------------  ----------------  ---------------  -------------  ----------------  ----------------
FROM OPERATIONS
Investment income...    $     449
Net realized gain on
  investments.......                   $          1       $       3       $     (14)      $      210        $       97
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........                        152,883         120,281           2,964           91,566            70,546
                      -------------  ----------------  ---------------  -------------       --------          --------
Net increase
  (decrease) in net
  assets resulting
  from operations...          449           152,884         120,284           2,950           91,776            70,643
                      -------------  ----------------  ---------------  -------------       --------          --------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contractowners' net
  payments..........          147           227,927         145,212          16,687          105,054            45,324
Mortality and
  expense risk
  charges...........          (60)           (2,567)         (1,451)           (254)          (1,210)             (994)
Cost of insurance
  and administrative
  charges...........         (312)          (51,854)        (30,626)         (4,287)         (26,372)          (19,831)
Surrenders..........                         (3,048)         (4,217)                          (4,766)           (4,752)
Death benefits......
Net policy loan
  repayments
  (withdrawals).....                         (6,453)         (5,513)                          10,913            16,821
Transfer from other
  portfolios........      (24,827)          319,536         136,544           6,622           34,620           111,276
                      -------------  ----------------  ---------------  -------------       --------          --------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......      (25,052)          483,541         239,949          18,768          118,239           147,844
                      -------------  ----------------  ---------------  -------------       --------          --------
Total increase in
  net assets........      (24,603)          636,425         360,233          21,718          210,015           218,487
                      -------------  ----------------  ---------------  -------------       --------          --------
NET ASSETS
Beginning of
  Period............       50,887         1,003,430         547,905         112,606          567,647           419,642
                      -------------  ----------------  ---------------  -------------       --------          --------
End of Period.......    $  26,284      $  1,639,855       $ 908,138       $ 134,324       $  777,662        $  638,129
                      -------------  ----------------  ---------------  -------------       --------          --------
                      -------------  ----------------  ---------------  -------------       --------          --------


                           PIC           CALVERT SOCIAL      CALVERT SOCIAL
                      CAPITAL GROWTH    SMALL CAP GROWTH        BALANCED
                       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                      --------------  ---------------------  ---------------
FROM OPERATIONS
Investment income...
Net realized gain on
  investments.......   $         24
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........        142,903         $       8           $      44
                      --------------              ---              ------
Net increase
  (decrease) in net
  assets resulting
  from operations...        142,927                 8                  44
                      --------------              ---              ------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contractowners' net
  payments..........        161,726                 7                  29
Mortality and
  expense risk
  charges...........         (1,814)
Cost of insurance
  and administrative
  charges...........        (36,331)               (3)                (11)
Surrenders..........         (5,139)
Death benefits......
Net policy loan
  repayments
  (withdrawals).....         (6,133)
Transfer from other
  portfolios........        251,734                                 4,825
                      --------------              ---              ------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......        364,043                 4               4,843
                      --------------              ---              ------
Total increase in
  net assets........        506,970                12               4,887
                      --------------              ---              ------
NET ASSETS
Beginning of
  Period............        636,765                70                  79
                      --------------              ---              ------
End of Period.......   $  1,143,735         $      82           $   4,966
                      --------------              ---              ------
                      --------------              ---              ------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   UNAUDITED

                                                                                          OPPENHEIMER
                            MFS             MFS             MFS             MFS             CAPITAL        OPPENHEIMER
                      EMERGING GROWTH    RESEARCH    GROWTH W/ INCOME   TOTAL RETURN     APPRECIATION         GROWTH
                        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                      ----------------  -----------  -----------------  ------------  -------------------  ------------
FROM OPERATIONS
Investment income...                                                                      $       448       $    1,757
Net realized gain on
  investments.......     $       (7)     $     203       $       2       $        1             4,558           21,213
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........         29,978         50,741           2,064              592            15,146            5,981
                           --------     -----------        -------      ------------         --------      ------------

Net increase
  (decrease) in net
  assets resulting
  from operations...         29,971         50,944           2,066              593            20,152           28,951
                           --------     -----------        -------      ------------         --------      ------------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contractowners' net
  payments..........         18,258         66,853             (32)             283            50,938           55,364
Mortality and
  expense risk
  charges...........           (325)          (778)            (17)             (12)             (306)            (512)
Cost of insurance
  and administrative
  charges...........         (8,132)       (13,395)           (370)            (157)           (8,115)          (9,416)
Surrenders..........            (33)          (126)                                               (26)             (83)
Death benefits......
Net policy loan
  repayments
  (withdrawals).....         17,413         17,413
Transfer from other
  portfolios........        117,118        219,122          41,123            7,271           113,912          153,215
                           --------     -----------        -------      ------------         --------      ------------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......        144,299        289,089          40,704            7,385           156,403          198,568
                           --------     -----------        -------      ------------         --------      ------------
Total increase in
  net assets........        174,270        340,033          42,770            7,978           176,555          227,519

NET ASSETS
Beginning of
  Period............         59,898        121,167           7,004            2,890            56,236           74,477
                           --------     -----------        -------      ------------         --------      ------------
End of Period.......     $  234,168      $ 461,200       $  49,774       $   10,868       $   232,791       $  301,996
                           --------     -----------        -------      ------------         --------      ------------
                           --------     -----------        -------      ------------         --------      ------------

                                          OPPENHEIMER
                         OPPENHEIMER       STRATEGIC
                       GROWTH & INCOME       BOND
                         SUB-ACCOUNT      SUB-ACCOUNT
                      -----------------  -------------
FROM OPERATIONS
Investment income...      $      43        $     207
Net realized gain on
  investments.......            944              135
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........            875             (196)
                            -------      -------------
Net increase
  (decrease) in net
  assets resulting
  from operations...          1,862              146
                            -------      -------------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contractowners' net
  payments..........          3,233              981
Mortality and
  expense risk
  charges...........            (30)             (24)
Cost of insurance
  and administrative
  charges...........           (852)            (520)
Surrenders..........
Death benefits......
Net policy loan
  repayments
  (withdrawals).....
Transfer from other
  portfolios........         10,255            3,718
                            -------      -------------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......         12,606            4,155
                            -------      -------------
Total increase in
  net assets........         14,468            4,301
NET ASSETS
Beginning of
  Period............         12,334           10,589
                            -------      -------------
End of Period.......      $  26,802        $  14,890
                            -------      -------------
                            -------      -------------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts are the Money Market, Growth and Income, International Equity, Global Income, Small Cap Equity, CORE US Equity, and Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.

    The ten independent sub-accounts are the Acacia Capital Corporation CRI Small Cap Growth,
Acacia Capital Corporation CRI Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Capital Appreciation, Oppenheimer Growth, Oppenheimer Growth & Income, and Oppenheimer Strategic Bond sub-accounts. The Acacia Capital Corporation CRI Small Cap Growth and Acacia Capital Corporation CRI Balanced sub accounts were added July 1, 1997, with sales beginning July 1, 1997. The Acacia Capital Corporation CRI Small Cap Growth and Balanced Funds were renamed Calvert Social Small Cap Growth and Calvert Social Balanced Funds on January 1, 1998. The MFS Emerging Growth, Research, Growth with Income, and Total Return sub accounts were added July 1, 1997, with sales beginning July 1, 1997. The Oppenheimer Capital Appreciation, Growth, Growth & Income, and Strategic Bond sub accounts were added July 1, 1997, with sales beginning July 1, 1997. The Fund invests contract holder's funds in exchange for shares in the independent funds. The Fund then holds the shares for the contract owners.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the fixed account, which is part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the fixed account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the Federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  INVESTMENTS

    At March 31, 1998, the investments by the respective sub-accounts were as follows:

                                                           SHARES        COST      MARKET VALUE
                                                          ---------  ------------  ------------
Money Market............................................     26,285  $     26,285  $     26,285
Growth & Income.........................................     92,633  $  1,497,669  $  1,632,015
International Equity....................................     61,176  $    800,789  $    891,928
Global Income...........................................     12,940  $    136,291  $    134,357
Small Cap Value.........................................     57,673  $    653,970  $    770,372
CORE US Equity..........................................     30,120  $    544,881  $    636,687
Capital Growth..........................................     61,752  $    934,981  $  1,136,111
Acacia Capital Corporation Social Small Cap Growth......          6  $         82  $         82
Acacia Capital Corporation Social Balanced..............      2,303  $      4,926  $      4,967
MFS Emerging Growth.....................................     12,799  $    220,003  $    249,326
MFS Research............................................     25,529  $    415,328  $    467,183
MFS Growth With Income..................................      2,722  $     48,374  $     50,648
MFS Total Return........................................        601  $     10,092  $     10,671
Oppenheimer Aggressive Growth...........................      4,826  $    202,511  $    217,657
Oppenheimer Growth......................................      8,879  $    290,035  $    296,016
Oppenheimer Growth & Income.............................      1,155  $     24,550  $     25,425
Oppenheimer Strategic Bond..............................      2,873  $     14,847  $     14,651

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    At December 31, 1997, the investments by the respective sub-accounts were as follows:

                                                           SHARES        COST      MARKET VALUE
                                                          ---------  ------------  ------------
Money Market............................................     50,888  $     50,888  $     50,888
Growth & Income.........................................     63,291  $  1,016,188  $    997,651
International Equity....................................     43,537  $    571,254  $    542,113
Global Income...........................................     11,115  $    117,537  $    112,638
Small Cap Value.........................................     47,961  $    537,548  $    562,384
CORE US Equity..........................................     22,731  $    397,175  $    418,436
Capital Growth..........................................     39,905  $    573,054  $    631,283
Acacia Capital Corporation Social Small Cap Growth......          6  $         85  $         77
Acacia Capital Corporation Social Balanced..............         43  $         89  $         86
MFS Emerging Growth.....................................      3,711  $     60,271  $     59,898
MFS Research............................................      7,674  $    120,606  $    121,167
MFS Growth With Income..................................        426  $      7,013  $      7,004
MFS Total Return........................................        174  $      2,785  $      2,890
Oppenheimer Aggressive Growth...........................      1,373  $     56,519  $     56,236
Oppenheimer Growth......................................      2,296  $     73,927  $     74,477
Oppenheimer Growth & Income.............................        581  $     11,737  $     11,957
Oppenheimer Strategic Bond..............................      1,999  $     10,355  $     10,236

    During the three months ended March 31, 1998, transactions in shares were as follows:

                                        PIC          PIC            PIC            PIC          PIC          PIC          PIC
                                       MONEY      GROWTH &      INTERNAT'L       GLOBAL      SMALL CAP     CORE US      CAPITAL
                                      MARKET       INCOME         EQUITY         INCOME        VALUE       EQUITY       GROWTH
                                    -----------  -----------  ---------------  -----------  -----------  -----------  -----------
Shares purchased..................         133       30,397         18,476          3,662       11,748        8,275       22,248
Shares received from reinvestment
  of dividends....................         449            0              0              0            0            0            0
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Total shares acquired.............         582       30,397         18,476          3,662       11,748        8,275       22,248
Shares redeemed...................     (25,185)      (1,055)          (837)        (1,837)      (2,036)        (886)        (401)
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Net increase in shares owned......     (24,603)      29,342         17,639          1,825        9,712        7,389       21,847
Shares owned, beginning of the
  period..........................      50,888       63,291         43,537         11,115       47,961       22,731       39,905
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Shares owned, end of the period...      26,285       92,633         61,176         12,940       57,673       30,120       61,752
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------

                                                CALVERT        MFS                        MFS           MFS        OPPENHEIMER
                            CALVERT SOCIAL      SOCIAL      EMERGING        MFS        GROWTH W/       TOTAL       AGGRESSIVE
                           SMALL CAP GROWTH    BALANCED      GROWTH      RESEARCH       INCOME        RETURN         GROWTH
                           -----------------  -----------  -----------  -----------  -------------  -----------  ---------------
Shares purchased.........              0           2,265        9,772       18,571         2,310           432          3,490
Shares received from
  reinvestment of
  dividends..............              0               0            0            0             0             0            115
                                       -
                                                   -----   -----------  -----------        -----           ---          -----
Total shares acquired....              0           2,265        9,772       18,571         2,310           432          3,605
Shares redeemed..........              0              (5)        (684)        (716)          (14)           (5)          (152)
                                       -
                                                   -----   -----------  -----------        -----           ---          -----
Net increase in shares
  owned..................              0           2,260        9,088       17,855         2,296           427          3,453
Shares owned, beginning
  of the period..........              6              43        3,711        7,674           426           174          1,373
                                       -
                                                   -----   -----------  -----------        -----           ---          -----
Shares owned, end of the
  period.................              6           2,303       12,799       25,529         2,722           601          4,826
                                       -
                                       -
                                                   -----   -----------  -----------        -----           ---          -----
                                                   -----   -----------  -----------        -----           ---          -----


                             OPPENHEIMER      OPPENHEIMER      OPPENHEIMER
                               GROWTH       GROWTH & INCOME  STRATEGIC BOND
                           ---------------  ---------------  ---------------
Shares purchased.........         5,945              551              866
Shares received from
  reinvestment of
  dividends..............           698               45               67

                                  -----            -----            -----
Total shares acquired....         6,643              596              933
Shares redeemed..........           (60)             (22)             (59)

                                  -----            -----            -----
Net increase in shares
  owned..................         6,583              574              874
Shares owned, beginning
  of the period..........         2,296              581            1,999

                                  -----            -----            -----
Shares owned, end of the
  period.................         8,879            1,155            2,873

                                  -----            -----            -----
                                  -----            -----            -----

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    During the three months ended December 31, 1997, transactions in shares were as follows:

                                        PIC          PIC            PIC            PIC          PIC          PIC          PIC
                                       MONEY      GROWTH &      INTERNAT'L       GLOBAL      SMALL CAP     CORE US      CAPITAL
                                      MARKET       INCOME         EQUITY         INCOME        VALUE       EQUITY       GROWTH
                                    -----------  -----------  ---------------  -----------  -----------  -----------  -----------
Shares purchased..................      87,115       47,611         35,341          8,494       35,094       19,091       32,867
Shares received from reinvestment
  of dividends....................       1,088        9,094          3,142          1,045        5,514        2,037        2,783
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Total shares acquired.............      88,203       56,705         38,483          9,539       40,608       21,128       35,650
Shares redeemed...................     (51,459)      (3,949)        (4,438)          (502)      (5,525)      (3,328)      (4,074)
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Net increase in shares owned......      36,744       52,756         34,045          9,037       35,083       17,800       31,576
Shares owned, beginning of the
  period..........................      14,144       10,535          9,492          2,078       12,878        4,931        8,329
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
Shares owned, end of the period...      50,888       63,291         43,537         11,115       47,961       22,731       39,905
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------
                                    -----------  -----------        ------     -----------  -----------  -----------  -----------

                                                 CALVERT         MFS                                                   OPPENHEIMER
                            CALVERT SOCIAL       SOCIAL       EMERGING        MFS       MFS GROWTH W/    MFS TOTAL     AGGRESSIVE
                           SMALL CAP GROWTH     BALANCED       GROWTH      RESEARCH        INCOME         RETURN         GROWTH
                           -----------------  -------------  -----------  -----------  ---------------  -----------  ---------------
Shares purchased.........              5               43         4,911        9,082            428            300          1,467
Shares received from
  reinvestment of
  dividends..............              1                3                                        10
                                       -               --
                                                             -----------  -----------           ---            ---          -----
Total shares acquired....              6               46         4,911        9,082            438            300          1,467
Shares redeemed..........              0               (3)       (1,200)      (1,408)           (12)          (126)           (94)
                                       -               --
                                                             -----------  -----------           ---            ---          -----
Net increase in shares
  owned..................              6               43         3,711        7,674            426            174          1,373
Shares owned, beginning
  of the period..........
                                       -               --
                                                             -----------  -----------           ---            ---          -----
Shares owned, end of the
  period.................              6               43         3,711        7,674            426            174          1,373
                                       -               --
                                       -               --
                                                             -----------  -----------           ---            ---          -----
                                                             -----------  -----------           ---            ---          -----


                             OPPENHEIMER       OPPENHEIMER       OPPENHEIMER
                               GROWTH        GROWTH & INCOME   STRATEGIC BOND
                           ---------------  -----------------  ---------------
Shares purchased.........         2,418               599             2,012
Shares received from
  reinvestment of
  dividends..............                               1                39

                                  -----               ---             -----
Total shares acquired....         2,418               600             2,051
Shares redeemed..........          (122)              (19)              (52)

                                  -----               ---             -----
Net increase in shares
  owned..................         2,296               581             1,999
Shares owned, beginning
  of the period..........

                                  -----               ---             -----
Shares owned, end of the
  period.................         2,296               581             1,999

                                  -----               ---             -----
                                  -----               ---             -----

4.  RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life. These deductions may include
(1) sales charges, (2) federal tax charges, (3) premium tax charges, (4) transfer fees, (5) surrender charges, and (6) withdrawal charges.

    The sales charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and .75% of each premium payment in Policy Years 11 and thereafter. The sales charge partially compensates Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

    The federal tax charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code.

    A 2.25% charge of state and local premium taxes is deducted from each premium payment. This charge reimburses Protective Life for premium taxes associated with the Policies.

    Protective Life has the right to charge $25 for each transfer after the first twelve transfers in any contract year. No transfer fees were assessed during the three months ended March 31, 1998 or the year ended December 31, 1997, as no customer has requested more than twelve transfers in a contract year.

    If a Contract has not been in force for fourteen years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)
Contracts meeting certain restrictions as determined by Protective Life. Surrender charges totaled $1,553 during the three months ended March 31, 1998; surrenders totaled $22,190 during the three months ended March 31, 1998 and $31,020 in 1997.

    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25.

    The Separate Account is also charged by Protective Life for the cost of insurance protection. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The cost of insurance rate for a Policy is based on and varies with the issue age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force.

    An administrative charge is assessed on an monthly basis. The fee is a flat charge of $31 per month during the first Policy Year, and $6 per month during each Policy Year thereafter. In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase based on the amount of the increase.

    The Separate Account is charged a monthly mortality and expense risk charge at an annual rate of .90% of the Variable Account Value, during the first 10 Policy Years. In Policy Years 11 and thereafter, the Separate Account will be charged a monthly mortality and expense risk charge at an annual rate of .25%. Protective Life assumes mortality risk in that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the policies. The death benefit payment has two options. Under Option 1, the death benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Option 2, the death benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contract owners of section 403(b) policies that are not subject to Title I of ERISA. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. Loans outstanding totaled $28,000 as of March 31, 1998 and $0 as of December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contractowners and Board of Directors of Protective Life Insurance Company

    We have audited the financial statements of the Protective Variable Life Separate Account (comprised of seventeen subaccounts) included on pages F-13 through F-27 of this registration statement on Form S-6. These financial statements are the responsibility of the management of the Protective Variable Life Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997 and 1996, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Protective Variable Life Separate Account as of December 31, 1997 and 1996, the results of its operations, and the changes in its net assets for the year ended December 31, 1997, and for the period from June 19, 1996 (date of inception) through December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
March 5, 1998

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                              PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   50,888    $  997,651    $  542,113    $  112,638    $  562,384
Receivable from Protective Life
  Insurance Company.....................                     5,779         5,792                       5,263
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   50,888    $1,003,430    $  547,905    $  112,638    $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           1                                        32
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                         ACACIA
                                                                        CAPITAL         ACACIA
                                                                      CORPORATION      CAPITAL
                                              PIC           PIC           CRI        CORPORATION
                                            CORE US       CAPITAL      SMALL CAP         CRI
                                            EQUITY        GROWTH         GROWTH        BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in Sub-accounts at market
  value.................................  $  418,436    $  631,283          $  77          $  86
Receivable from Protective Life
  Insurance Company.....................       1,206         5,482
                                          -----------   -----------           ---            ---
TOTAL ASSETS............................  $  419,642    $  636,765          $  77          $  86
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---
LIABILITIES
Payable to Protective Life Insurance
  Company...............................                                        7              7
                                          -----------   -----------           ---            ---
NET ASSETS..............................  $  419,642    $  636,765          $  70          $  79
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                              MFS                         MFS           MFS
                                           EMERGING         MFS        GROWTH W/       TOTAL
                                            GROWTH       RESEARCH       INCOME        RETURN
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   59,898    $  121,167    $    7,004    $    2,890
Receivable from Protective Life
  Insurance Company.....................
                                          -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................
                                          -----------   -----------   -----------   -----------
NET ASSETS..............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                                          OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                              CAP       OPPENHEIMER    GROWTH &      STRATEGIC
                                          APPRECIATION    GROWTH        INCOME         BOND
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   56,236    $   74,477    $   11,957    $   10,236
Receivable from Protective Life
  Insurance Company.....................                                     377           353
                                          -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................
                                          -----------   -----------   -----------   -----------
NET ASSETS..............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                                           INTERNATIONAL
                                                       MONEY MARKET    GROWTH AND INCOME      EQUITY       GLOBAL INCOME
                                                        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                                      ---------------  ------------------  -------------  ---------------
ASSETS
Investment in Protective Investment Company at
  market value......................................     $  14,144         $  149,418        $ 122,118       $  21,153
                                                           -------           --------      -------------       -------
TOTAL ASSETS........................................     $  14,144         $  149,418        $ 122,118       $  21,153
                                                           -------           --------      -------------       -------
                                                           -------           --------      -------------       -------


                                                      SMALL CAP EQUITY   SELECT EQUITY  CAPITAL GROWTH
                                                         SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                      -----------------  -------------  ---------------
ASSETS
Investment in Protective Investment Company at
  market value......................................      $ 129,053        $  76,118       $ 105,334
                                                           --------      -------------  ---------------
TOTAL ASSETS........................................      $ 129,053        $  76,118       $ 105,334
                                                           --------      -------------  ---------------
                                                           --------      -------------  ---------------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...............................  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................                       669           338             2          (211)
Capital gain distribution...............                   132,504        29,384         1,394        61,983
                                          -----------   -----------   -----------   -----------   -----------
Net realized gain on investments........                   133,173        29,722         1,396        61,772
Net unrealized appreciation
  (depreciation) on investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214
                                          -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
  on investments........................          (1)      113,680        (1,599)       (2,754)       99,986
                                          -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $    1,087    $  120,774    $    7,888    $    6,455    $  101,616
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                         ACACIA
                                                                         CAPITAL         ACACIA
                                                                       CORPORATION       CAPITAL
                                              PIC           PIC            CRI         CORPORATION
                                            CORE US       CAPITAL       SMALL CAP          CRI
                                            EQUITY        GROWTH         GROWTH         BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                          -----------   -----------   -------------   -------------
INVESTMENT INCOME
Dividends...............................  $    3,427    $    3,803                           $   2
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................           1           142
Capital gain distribution...............      33,252        39,296           $   7               4
                                          -----------   -----------            ---             ---
Net realized gain on investments........      33,253        39,438               7               4
Net unrealized appreciation
  (depreciation) on investments during
  the period............................      20,629        53,776              (8)             (4)
                                          -----------   -----------            ---             ---
Net realized and unrealized gain (loss)
  on investments........................      53,882        93,214              (1)
                                          -----------   -----------            ---             ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   57,309    $   97,017           $  (1)          $   2
                                          -----------   -----------            ---             ---
                                          -----------   -----------            ---             ---

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                         MFS                         MFS                     OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                       EMERGING        MFS        GROWTH W/        MFS           CAP       OPPENHEIMER     GROWTH &     STRATEGIC
                        GROWTH       RESEARCH       INCOME     TOTAL RETURN  APPRECIATION     GROWTH        INCOME         BOND
                     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
Dividends...........                                 $    28                                                 $    29       $   199
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  from redemption of
  investment
  shares............     $  (549)      $  (176)            1       $    89       $   (95)      $    67            (3)
Capital gain
  distribution......                                     132
                     ------------       ------         -----           ---           ---           ---           ---         -----
Net realized gain on
  investments.......        (549)         (176)          133            89           (95)           67            (3)
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........        (656)        1,111           210           (13)                                                      1
                     ------------       ------         -----           ---           ---           ---           ---         -----
Net realized and
  unrealized gain
  (loss) on
  investments.......      (1,205)          935           343            76           (95)           67            (3)            1
                     ------------       ------         -----           ---           ---           ---           ---         -----
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...     $(1,205)      $   935       $   371       $    76       $   (95)      $    67       $    26       $   200
                     ------------       ------         -----           ---           ---           ---           ---         -----
                     ------------       ------         -----           ---           ---           ---           ---         -----

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1996

                                                                                               INTERNATIONAL
                                                        MONEY MARKET      GROWTH AND INCOME       EQUITY         GLOBAL INCOME
                                                         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                      -----------------  -------------------  ---------------  -----------------
INVESTMENT INCOME
  Dividends.........................................      $     115           $   1,798          $      45         $     916
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
Net realized gain from redemption of investment
  shares............................................                                 68                 17                34
Capital gain distribution...........................                              8,973              2,300               331
                                                              -----             -------             ------             -----
Net realized gain on investments....................                              9,041              2,317               365
Net unrealized appreciation (depreciation) on
  investments during the period.....................                                956              2,181              (749)
                                                              -----             -------             ------             -----
Net realized and unrealized gain (loss) on
  investments.......................................                              9,997              4,498              (384)
                                                              -----             -------             ------             -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      $     115           $  11,795          $   4,543         $     532
                                                              -----             -------             ------             -----
                                                              -----             -------             ------             -----


                                                      SMALL CAP EQUITY   SELECT EQUITY   CAPITAL GROWTH
                                                         SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                      -----------------  -------------  -----------------
INVESTMENT INCOME
  Dividends.........................................      $     322        $     822        $   1,027
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
Net realized gain from redemption of investment
  shares............................................              3               17               50
Capital gain distribution...........................         12,584            1,684            1,302
                                                           --------           ------           ------
Net realized gain on investments....................         12,587            1,701            1,352
Net unrealized appreciation (depreciation) on
  investments during the period.....................        (13,378)             631            4,452
                                                           --------           ------           ------
Net realized and unrealized gain (loss) on
  investments.......................................           (791)           2,332            5,804
                                                           --------           ------           ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      ($    469)       $   3,154        $   6,831
                                                           --------           ------           ------
                                                           --------           ------           ------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              PIC           PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP      CORE US
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment Income.......................  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630    $    3,427
Net realized gain on investments........                   133,173        29,722         1,396        61,772        33,253
Net unrealized appreciation
  (depreciation) of investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214        20,629
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............       1,087       120,774         7,888         6,455       101,616        57,309
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      35,259       321,067       215,507        30,685       187,628       136,656
Mortality and expense risk charges......        (168)       (5,176)       (3,190)         (528)       (3,317)       (2,130)
Cost of insurance and administrative
  charges...............................      (1,092)     (112,846)      (76,380)      (10,388)      (77,291)      (46,805)
Surrenders..............................                    (6,520)       (2,450)                     (5,949)       (4,572)
Death benefits..........................
Net policy loan repayments
  (withdrawals).........................                                                             (18,635)      (18,054)
Transfer from other portfolios..........       1,657       536,713       284,412        65,229       254,542       221,120
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      35,656       733,238       417,899        84,998       336,978       286,215
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      36,743       854,012       425,787        91,453       438,594       343,524
NET ASSETS
Beginning of Year.......................      14,144       149,418       122,118        21,153       129,053        76,118
                                          -----------   -----------   -----------   -----------   -----------   -----------
End of Year.............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647    $  419,642
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

                                                           ACACIA
                                                          CAPITAL         ACACIA
                                                        CORPORATION      CAPITAL
                                              PIC           CRI        CORPORATION
                                            CAPITAL      SMALL CAP         CRI
                                            GROWTH         GROWTH        BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   ------------   ------------
FROM OPERATIONS
Investment Income.......................  $    3,803                         $   2
Net realized gain on investments........      39,438          $   7              4
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      53,776             (8)            (4)
                                          -----------           ---            ---
Net increase (decrease) in net assets
  resulting from operations.............      97,017             (1)             2
                                          -----------           ---            ---
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............     216,169             77             78
Mortality and expense risk charges......      (3,108)
Cost of insurance and administrative
  charges...............................     (78,798)            (6)            (6)
Surrenders..............................      (2,247)
Death benefits..........................
Net policy loan repayments
  (withdrawals).........................
Transfer from other portfolios..........     302,398                             5
                                          -----------           ---            ---
Net increase in net assets resulting
  from variable life policy
  transactions..........................     434,414             71             77
                                          -----------           ---            ---
Total increase in net assets............     531,431             70             79
NET ASSETS
Beginning of Year.......................     105,334
                                          -----------           ---            ---
End of Year.............................  $  636,765          $  70          $  79
                                          -----------           ---            ---
                                          -----------           ---            ---

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              MFS                         MFS           MFS
                                           EMERGING         MFS         GROWTH         TOTAL
                                            GROWTH       RESEARCH      W/INCOME       RETURN
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment income.......................                              $       28
Net realized gain on investments........  $     (549)   $     (176)          133    $       89
Net unrealized appreciation
 (depreciation) of investments during
 the period.............................        (656)        1,111           210           (13)
                                          -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............      (1,205)          935           371            76
                                          -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      18,430        31,577           196           656
Mortality and expense risk charges......        (118)         (173)          (14)           (8)
Cost of insurance and administrative
 charges................................      (4,009)       (6,344)         (274)         (151)
Surrenders..............................      (4,062)         (839)
Death benefits..........................
Net policy loan repayments
 (withdrawals)..........................     (16,061)      (17,201)
Transfer from other portfolios..........      66,923       113,212         6,725         2,317
                                          -----------   -----------   -----------   -----------
Net increase in net assets resulting
 from variable life policy
 transactions...........................      61,103       120,232         6,633         2,814
                                          -----------   -----------   -----------   -----------
Total increase in net assets............      59,898       121,167         7,004         2,890
                                          -----------   -----------   -----------   -----------
NET ASSETS
Beginning of Year.......................
                                          -----------   -----------   -----------   -----------
End of Year.............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                                          OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                              CAP       OPPENHEIMER    GROWTH &      STRATEGIC
                                          APPRECIATION    GROWTH        INCOME         BOND
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment income.......................                              $       29    $      199
Net realized gain on investments........  $      (95)   $       67            (3)
Net unrealized appreciation
 (depreciation) of investments during
 the period.............................                                                     1
                                          -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............         (95)           67            26           200
                                          -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      16,910        22,365         2,485         1,135
Mortality and expense risk charges......         (80)          (83)          (22)          (21)
Cost of insurance and administrative
 charges................................      (3,993)       (3,954)         (571)         (423)
Surrenders..............................      (3,835)         (546)
Death benefits..........................
Net policy loan repayments
 (withdrawals)..........................
Transfer from other portfolios..........      47,329        56,628        10,416         9,698
                                          -----------   -----------   -----------   -----------
Net increase in net assets resulting
 from variable life policy
 transactions...........................      56,331        74,410        12,308        10,389
                                          -----------   -----------   -----------   -----------
Total increase in net assets............      56,236        74,477        12,334        10,589
                                          -----------   -----------   -----------   -----------
NET ASSETS
Beginning of Year.......................
                                          -----------   -----------   -----------   -----------
End of Year.............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1996

                                                                                                 INTERNATIONAL
                                                             MONEY MARKET    GROWTH AND INCOME      EQUITY       GLOBAL INCOME
                                                              SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                                            ---------------  ------------------  -------------  ---------------
FROM OPERATIONS
Investment income.........................................     $     115         $    1,798        $      45       $     916
Net realized gain on investments..........................                            9,041            2,317             365
Net unrealized appreciation (depreciation) of investments
  during the period.......................................                              956            2,181            (749)
                                                                 -------           --------      -------------       -------
Net increase (decrease) in net assets resulting from
  operations..............................................           115             11,795            4,543             532
                                                                 -------           --------      -------------       -------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments..............................                           19,439           21,311           3,651
Mortality and expense risk charges........................           (21)              (215)            (180)            (35)
Cost of insurance and administrative charges..............          (100)            (7,846)          (6,427)           (697)
Surrenders................................................                             (314)            (725)           (949)
Transfers from other portfolios...........................        14,150            126,559          103,596          18,651
                                                                 -------           --------      -------------       -------
Net increase in net assets resulting from variable life
  policy transactions.....................................        14,029            137,623          117,575          20,621
                                                                 -------           --------      -------------       -------
Total increase in net assets..............................        14,144            149,418          122,118          21,153

NET ASSETS
Beginning of Year.........................................
                                                                 -------           --------      -------------       -------

End of Year...............................................     $  14,144         $  149,418        $ 122,118       $  21,153
                                                                 -------           --------      -------------       -------
                                                                 -------           --------      -------------       -------

                                                                                  SELECT
                                                            SMALL CAP EQUITY      EQUITY     CAPITAL GROWTH
                                                               SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                            -----------------  ------------  ---------------
FROM OPERATIONS
Investment income.........................................      $     322       $      822      $   1,027
Net realized gain on investments..........................         12,587            1,701          1,352
Net unrealized appreciation (depreciation) of investments
  during the period.......................................        (13,378)             631          4,452
                                                                 --------      ------------  ---------------
Net increase (decrease) in net assets resulting from
  operations..............................................           (469)           3,154          6,831
                                                                 --------      ------------  ---------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments..............................         17,811           10,387         17,280
Mortality and expense risk charges........................           (189)            (100)          (157)
Cost of insurance and administrative charges..............         (6,579)          (2,868)        (5,933)
Surrenders................................................           (245)            (576)          (307)
Transfers from other portfolios...........................        118,724           66,121         87,620
                                                                 --------      ------------  ---------------
Net increase in net assets resulting from variable life
  policy transactions.....................................        129,522           72,964         98,503
                                                                 --------      ------------  ---------------
Total increase in net assets..............................        129,053           76,118        105,334
NET ASSETS
Beginning of Year.........................................
                                                                 --------      ------------  ---------------
End of Year...............................................      $ 129,053       $   76,118      $ 105,334
                                                                 --------      ------------  ---------------
                                                                 --------      ------------  ---------------

                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under variable life insurance polices. During 1997, the Separate Account supported the Protective Premiere product, variable life insurance policies issued by Protective Life (each, a "Policy"). Protective Life plans to begin issuing a new flexible premium variable life insurance policy and a modified single premium variable life policy in the third quarter of 1998.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts are the Money Market, Growth and Income, International Equity, Global Income, Small Cap Equity, CORE US Equity, and Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.

    The ten independent sub-accounts are the Acacia Capital Corporation CRI Small Cap Growth, Acacia Capital Corporation CRI Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Capital Appreciation, Oppenheimer Growth, Oppenheimer Growth & Income, and Oppenheimer Strategic Bond sub-accounts. The Acacia Capital Corporation CRI Social Small Cap Growth and Acacia Capital Corporation CRI Balanced subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Acacia Capital Corporation CRI Strategic Growth and Balanced Funds were renamed Calvert Social Small Cap Growth and Calvert Social Balanced Funds on January 1, 1998. The MFS Emerging Growth, Research, Growth with Income, and Total Return subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Oppenheimer Capital Appreciation, Growth, Growth & Income, and Strategic Bond subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Fund invests contractholder's funds in exchange for shares in the independent funds. The Fund then holds the shares for the contractowners.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contractowner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contractowners may allocate some or all of gross premiums or transfer some or all of the contract value to the fixed account, which is part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the fixed account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the Federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS

    At December 31, 1997, the investments by the respective sub-accounts were as follows:

                                                           SHARES        COST      MARKET VALUE
                                                          ---------  ------------  ------------
Money Market............................................     50,888  $     50,888   $   50,888
Growth and Income.......................................     63,291  $  1,016,188   $  997,651
International Equity....................................     43,537  $    571,254   $  542,113
Global Income...........................................     11,115  $    117,537   $  112,638
Small Cap Equity........................................     47,961  $    537,548   $  562,384
CORE US Equity..........................................     22,731  $    397,175   $  418,436
Capital Growth..........................................     39,905  $    573,054   $  631,283
Acacia Capital Corporation CRI Small Cap Growth.........          6  $         85   $       77
Acacia Capital Corporation CRI Balanced.................         43  $         89   $       86
MFS Emerging Growth.....................................      3,711  $     60,271   $   59,898
MFS Research............................................      7,674  $    120,606   $  121,167
MFS Growth With Income..................................        426  $      7,013   $    7,004
MFS Total Return........................................        174  $      2,785   $    2,890
Oppenheimer Capital Appreciation........................      1,373  $     56,519   $   56,236
Oppenheimer Growth......................................      2,296  $     73,927   $   74,477
Oppenheimer Growth & Income.............................        581  $     11,737   $   11,957
Oppenheimer Strategic Bond..............................      1,999  $     10,355   $   10,236

    At December 31, 1996, the investments by the respective sub-accounts were as follows:

                                                           SHARES        COST      MARKET VALUE
                                                          ---------  ------------  ------------
Money Market............................................     14,144  $     14,144   $   14,144
Growth and Income.......................................     10,535  $    148,462   $  149,418
International Equity....................................      9,492  $    119,937   $  122,118
Global Income...........................................      2,078  $     21,902   $   21,153
Small Cap Equity........................................     12,878  $    142,431   $  129,053
Select Equity...........................................      4,931  $     75,847   $   76,118
Capital Growth..........................................      8,329  $    100,881   $  105,334

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    During the year ended December 31, 1997, transactions in shares were as follows:

                                                                    PIC          PIC     PIC SMALL                  PIC
                                      PIC MONEY   PIC GROWTH   INTERNATIONAL   GLOBAL       CAP      PIC CORE     CAPITAL
                                       MARKET      & INCOME       EQUITY       INCOME     EQUITY    U.S. EQUITY   GROWTH
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------

Shares purchased...................      87,115       47,611        35,341        8,494     35,094      19,091      32,867
Shares received from reinvestment
  of dividends.....................       1,088        9,094         3,142        1,045      5,514       2,037       2,783
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
Total shares acquired..............      88,203       56,705        38,483        9,539     40,608      21,128      35,650
Shares redeemed....................     (51,459)      (3,949)       (4,438)        (502)    (5,525)     (3,328)     (4,074)
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
Net increase in shares owned.......      36,744       52,756        34,045        9,037     35,083      17,800      31,576
Shares owned, beginning of the
  period...........................      14,144       10,535         9,492        2,078     12,878       4,931       8,329
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
Shares owned, end of the period....      50,888       63,291        43,537       11,115     47,961      22,731      39,905
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
Cost of shares acquired............      88,203      935,011       510,945      101,056    461,282     383,087     532,941
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
Cost of Shares redeemed............     (51,459)     (67,285)      (59,628)      (5,421)   (66,165)    (61,399)    (60,768)
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------
                                     -----------  -----------  -------------  ---------  ---------  -----------  ---------

                                        ACACIA         ACACIA
                                       CAPITAL        CAPITAL
                                     CORPORATION    CORPORATION      MFS                      MFS        MFS       OPPENHEIMER
                                      CRI SMALL         CRI        EMERGING      MFS       GROWTH W/    TOTAL        CAPTIAL
                                     CAP GROWTH+     BALANCED+     GROWTH+    RESEARCH+     INCOME+    RETURN+    APPRECIATION+
                                     ------------   ------------   --------   ----------   ---------   --------   --------------
Shares purchased...................        5             43          4,911       9,082         428         300         1,467
Shares received from reinvestment
  of dividends.....................        1              3              0           0          10           0             0
                                         ---            ---        --------   ----------   ---------   --------       ------
Total shares acquired..............        6             46          4,911       9,082         438         300         1,467
Shares redeemed....................        0             (3)        (1,200)     (1,408)        (12)       (126)          (94)
                                         ---            ---        --------   ----------   ---------   --------       ------
Net increase in shares owned.......        6             43          3,711       7,674         426         174         1,373
Shares owned, beginning of the
  period...........................        0              0              0           0           0           0             0
                                         ---            ---        --------   ----------   ---------   --------       ------
Shares owned, end of the period....        6             43          3,711       7,674         426         174         1,373
                                         ---            ---        --------   ----------   ---------   --------       ------
                                         ---            ---        --------   ----------   ---------   --------       ------
Cost of shares acquired............       91             95         79,661     142,783       7,206       4,762        60,457
                                         ---            ---        --------   ----------   ---------   --------       ------
                                         ---            ---        --------   ----------   ---------   --------       ------
Cost of Shares redeemed............       (6)            (6)       (19,390)    (22,177)       (193)     (1,977)       (3,983)
                                         ---            ---        --------   ----------   ---------   --------       ------
                                         ---            ---        --------   ----------   ---------   --------       ------


                                                   OPPENHEIMER   OPPENHEIMER
                                     OPPENHEIMER    GROWTH &      STRATEGIC
                                       GROWTH+       INCOME+        BOND+
                                     -----------   -----------   -----------
Shares purchased...................     2,418           599         2,012
Shares received from reinvestment
  of dividends.....................         0             1            39
                                     -----------   -----------   -----------
Total shares acquired..............     2,418           600         2,051
Shares redeemed....................      (122)          (19)          (52)
                                     -----------   -----------   -----------
Net increase in shares owned.......     2,296           581         1,999
Shares owned, beginning of the
  period...........................         0             0             0
                                     -----------   -----------   -----------
Shares owned, end of the period....     2,296           581         1,999
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------
Cost of shares acquired............    77,973        12,131        10,623
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------
Cost of Shares redeemed............    (4,046)         (394)         (268)
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------

------------------------

+   date of inception, July 1, 1997

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    During the period from June 19, 1996 (date of inception) to December 31, 1996, transactions in shares were as follows:

                                                                         PIC                    PIC SMALL                  PIC
                                           PIC MONEY   PIC GROWTH   INTERNATIONAL  PIC GLOBAL      CAP     PIC SELECT    CAPITAL
                                            MARKET      & INCOME       EQUITY        INCOME      EQUITY      EQUITY      GROWTH
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
Shares purchased........................      14,150       10,744         9,922         2,419      12,553       5,028       9,228
Shares received from reinvestment of
  dividends.............................         115          762           185           122       1,307         159         183
Total shares acquired...................      14,265       11,506        10,107         2,541      13,860       5,187       9,411
Shares redeemed.........................        (121)        (971)         (615)         (463)       (982)       (256)     (1,082)
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
Net increase in shares owned............      14,144       10,535         9,492         2,078      12,878       4,931       8,329
Shares owned, beginning of the period...      --           --            --            --          --          --          --
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
Shares owned, end of the period.........      14,144       10,535         9,492         2,078      12,878       4,931       8,329
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
Cost of shares acquired.................      14,265      162,293       127,758        26,787     153,488      79,410     113,977
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
Cost of shares redeemed.................        (121)     (13,831)       (7,821)       (4,885)    (11,057)     (3,923)    (13,096)
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------
                                          -----------  -----------  -------------  -----------  ---------  -----------  ---------

4.  RELATED PARTY TRANSACTIONS

    Contractowners' net payments represent premiums received from policyholders less certain deductions made by Protective Life. These deductions may include
(1) sales charges, (2) federal tax charges, (3) premium tax charges, (4) transfer fees, (5) surrender charges, and (6) withdrawal charges. The following discussion regarding charges relates only to the Policies issued by Protective Life during 1997.

    The sales charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and .75% of each premium payment in Policy Years 11 and thereafter. The sales charge partially compensates Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

    The federal tax charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code.

    A 2.25% charge of state and local premium taxes is deducted from each premium payment. This charge reimburses Protective Life for premium taxes associated with the Policies.

    Protective Life has the right to charge $25 for each transfer after the first twelve transfers in any contract year. No transfer fees were assessed during the year ended December 31, 1997 or the period from June 19, 1996 (date of inception) through December 31, 1996, as no customer has requested more than twelve transfers in a contract year.

    If a Contract has not been in force for fourteen years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on Contracts meeting certain restrictions as determined by Protective Life. Surrender charges were waived during this initial period; surrenders totaled $31,020 and $3,116 during 1997 and the period from June 19, 1996 (date of inception) through December 31, 1996.

    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)
    The Separate Account is also charged by Protective Life for the cost of insurance protection. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The cost of insurance rate for a Policy is based on and varies with the issue age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force.

    An administrative charge is assessed on an monthly basis. The fee is a flat charge of $31 per month during the first Policy Year, and $6 per month during each Policy Year thereafter. In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase based on the amount of the increase.

    The Separate Account is charged a monthly mortality and expense risk charge at an annual rate of .90% of the Variable Account Value, during the first 10 Policy Years. In Policy Years 11 and thereafter, the Separate Account will be charged a monthly mortality and expense risk charge at an annual rate of .25%. Protective Life assumes mortality risk in that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the policies. The death benefit payment has two options. Under Option 1, the death benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Option 2, the death benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contractowners of section 403(b) policies that are not subject to Title I of ERISA. Such contractowners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 1997 or 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Stockholder
Protective Life Insurance Company
Birmingham, Alabama

    We have reviewed the accompanying consolidated condensed balance sheet of Protective Life Insurance Company and subsidiaries as of March 31, 1998, and the related consolidated condensed statements of income and consolidated condensed statements of cash flows for the three-month periods ended March 31, 1998 and 1997. These financial statements are the responsibility of the Company's management.

    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

    Based on our review, we are not aware of any material modifications that should be made to the consolidated condensed financial statements referred to above for them to be in conformity with generally accepted accounting principles.

    We have previously audited, in accordance with generally accepted auditing standards, the consolidated balance sheet as of December 31, 1997, and the related consolidated statements of income, stockholder's equity, and cash flows for the year then ended (not presented herein); and in our report dated February 11, 1998, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated condensed balance sheet as of December 31, 1997, is fairly stated in all material respects in relation to the consolidated balance sheet from which it has been derived.

                                          /s/ COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
April 23, 1998

                       PROTECTIVE LIFE INSURANCE COMPANY

                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME

                             (DOLLARS IN THOUSANDS)

                                  (UNAUDITED)

                                                                                     THREE MONTHS ENDED
                                                                                          MARCH 31
                                                                                   ----------------------
                                                                                      1998        1997
                                                                                   ----------  ----------
REVENUES
  Premiums and policy fees (net of reinsurance ceded:
    1998-$99,628; 1997-$54,509)..................................................  $  136,867  $  120,377
  Net investment income..........................................................     149,241     123,596
  Realized investment gains (losses).............................................          11        (418)
  Other income...................................................................       3,840         807
                                                                                   ----------  ----------
                                                                                      289,959     244,362
                                                                                   ----------  ----------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance ceded:
    1998-$57,363; 1997-$33,536)..................................................     180,390     157,702
  Amortization of deferred policy acquisition costs..............................      24,827      20,827
  Other operating expenses (net of reinsurance ceded:
    1998-$31,709; 1997-$14,254)..................................................      42,755      32,081
                                                                                   ----------  ----------
                                                                                      247,972     210,610
                                                                                   ----------  ----------
INCOME BEFORE INCOME TAX.........................................................      41,987      33,752
  Income tax expense.............................................................      15,244      11,571
                                                                                   ----------  ----------
NET INCOME.......................................................................  $   26,743  $   22,181
                                                                                   ----------  ----------
                                                                                   ----------  ----------

            See notes to consolidated condensed financial statements

                       PROTECTIVE LIFE INSURANCE COMPANY

                     CONSOLIDATED CONDENSED BALANCE SHEETS

                             (DOLLARS IN THOUSANDS)

                                                                MARCH 31       DECEMBER 31
                                                                  1998            1997
                                                              -------------   -------------
                                                               (UNAUDITED)
ASSETS
Investments:
  Fixed maturities..........................................  $  6,271,780    $  6,348,252
  Equity securities.........................................        13,130          15,006
  Mortgage loans on real estate.............................     1,368,566       1,313,478
  Investment in real estate, net............................        13,185          13,469
  Policy loans..............................................       192,961         194,109
  Other long-term investments...............................        55,146          54,704
  Short-term investments....................................       139,713          54,337
                                                              -------------   -------------
    Total investments.......................................     8,054,481       7,993,355
Cash........................................................                        39,197
Accrued investment income...................................        92,870          94,095
Accounts and premiums receivable, net.......................        43,378          42,255
Reinsurance receivables.....................................       584,220         591,457
Deferred policy acquisition costs...........................       652,709         632,605
Property and equipment, net.................................        36,106          36,407
Other assets................................................        26,040          14,445
Assets held in separate accounts............................     1,123,756         931,465
                                                              -------------   -------------
                                                              $ 10,613,560    $ 10,375,281
                                                              -------------   -------------
                                                              -------------   -------------
LIABILITIES
  Policy liabilities and accruals...........................  $  3,817,247    $  3,720,990
  Guaranteed investment contract deposits...................     2,677,543       2,684,676
  Annuity deposits..........................................     1,502,662       1,511,553
  Other policyholders' funds................................       166,121         183,324
  Other liabilities.........................................       199,290         246,081
  Accrued income taxes......................................        12,809             941
  Deferred income taxes.....................................        46,560          49,417
  Indebtedness to related parties...........................        21,772          28,055
  Liabilities related to separate accounts..................     1,123,756         931,465
                                                              -------------   -------------
                                                                 9,567,760       9,356,502
                                                              -------------   -------------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE B
STOCKHOLDER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and
  issued: 2,000, liquidation preference $2,000..............             2               2
Common Stock, $1 par value..................................         5,000           5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital..................................       327,992         327,992
Note receivable from PLC Employee Stock Ownership Plan......        (5,199)         (5,378)
Retained earnings...........................................       656,178         629,436
Accumulated other comprehensive income
  Net unrealized gains on investments (net of income tax:
    1998-$33,317; 1997-$33,238).............................        61,827          61,727
                                                              -------------   -------------
                                                                 1,045,800       1,018,779
                                                              -------------   -------------
                                                              $ 10,613,560    $ 10,375,281
                                                              -------------   -------------
                                                              -------------   -------------

           See notes to consolidated condensed financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                               THREE MONTHS ENDED
                                                                                                    MARCH 31
                                                                                            ------------------------
                                                                                               1998         1997
                                                                                            -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income..............................................................................  $    26,743  $    22,181
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs.....................................       24,827       20,827
    Capitalization of deferred policy acquisition costs...................................      (43,930)     (25,231)
    Depreciation expense..................................................................        1,917        1,402
    Deferred income tax...................................................................       (4,247)        (488)
    Accrued income tax....................................................................       11,868       10,293
    Interest credited to universal life and investment products...........................       84,729       41,239
    Policy fees assessed on universal life and investment products........................      (34,045)      31,163
    Change in accrued investment income and other receivables.............................        7,339        3,597
    Change in policy liabilities and other policyholders' funds of traditional life and
     health products......................................................................      114,125       93,341
    Change in other liabilities...........................................................      (46,790)     (13,065)
    Other (net)...........................................................................      (20,811)         660
                                                                                            -----------  -----------
    Net cash provided by operating activities.............................................      121,725      185,919
                                                                                            -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reductions of investments
    Investments available for sale........................................................    1,742,067      774,451
    Other.................................................................................       76,911       28,655
  Sale of investments
    Investments available for sale........................................................      145,772      550,101
    Other.................................................................................      234,634        2,766
  Cost of investments acquired
    Investments available for sale........................................................   (1,974,390)  (1,454,639)
    Other.................................................................................     (281,863)     (89,573)
  Purchase of property and equipment......................................................       (2,684)      (1,764)
  Sale of property and equipment..........................................................            4            9
                                                                                            -----------  -----------
Net cash used in investing activities.....................................................      (59,549)    (189,994)
                                                                                            -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from borrowings under line of credit arrangements and debt.....................      304,500      504,100
  Principal payments on line of credit arrangements and debt..............................     (304,500)    (504,100)
  Principal payment on surplus note to PLC................................................            0       (4,943)
  Investment product deposits and change in universal life deposits.......................      330,148      174,968
  Investment product withdrawals..........................................................     (431,521)    (244,533)
                                                                                            -----------  -----------
Net cash used in financing activities.....................................................     (101,373)     (74,508)
                                                                                            -----------  -----------
INCREASE (DECREASE) IN CASH...............................................................      (39,197)     (78,583)
CASH AT BEGINNING OF PERIOD...............................................................       39,197      114,384
                                                                                            -----------  -----------
CASH AT END OF PERIOD.....................................................................  $         0  $    35,801
                                                                                            -----------  -----------
                                                                                            -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the period:
    Interest on notes and mortgages payable...............................................  $       856  $     1,151
    Income taxes..........................................................................  $     9,995  $     1,858
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES.......................
  Reduction of principal on note from ESOP................................................  $       179  $       202

            See notes to consolidated condensed financial statements

                       PROTECTIVE LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

                                  (UNAUDITED)

NOTE A -- BASIS OF PRESENTATION

    The accompanying unaudited consolidated condensed financial statements of Protective Life Insurance Company ("Protective Life") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1998, are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. The year-end consolidated condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. For further information, refer to the consolidated financial statements and notes thereto included in Protective Life's annual report on Form 10-K for the year ended December 31, 1997.

    Protective Life is a wholly-owned subsidiary of Protective Life Corporation ("PLC").

NOTE B -- COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective Life does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective Life does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurers that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damages suit. Protective Life and its subsidiaries, like other insurers, in the ordinary course of business, are involved in such litigation. Although the outcome of any such litigation cannot be predicted with certainty, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective Life.

                       PROTECTIVE LIFE INSURANCE COMPANY

                                  (UNAUDITED)

NOTE C -- OPERATING SEGMENTS

    The following table sets forth operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

                                                                   OPERATING SEGMENT INCOME FOR THE
                                                                  THREE MONTHS ENDING MARCH 31, 1998
                                                    ---------------------------------------------------------------
                                                                                             SPECIALTY INSURANCE
                                                                                                   PRODUCTS
                                                               LIFE INSURANCE              ------------------------
                                                    -------------------------------------  DENTAL AND
                                                                 INDIVIDUAL                 CONSUMER     FINANCIAL
                                                    ACQUISITIONS    LIFE      WEST COAST    BENEFITS    INSTITUTIONS
                                                    -----------  -----------  -----------  -----------  -----------
Premiums and policy fees..........................   $  24,244    $  34,025    $   7,220    $  39,112    $  28,112
Net investment income.............................      26,732       14,020       15,012        3,857        6,244
Realized investment gains (losses)................
Other income......................................                       (3)                      599        2,790
                                                    -----------  -----------  -----------  -----------  -----------
  Total revenues..................................      50,976       48,042       22,232       43,568       37,146
                                                    -----------  -----------  -----------  -----------  -----------
Benefits and settlement expenses..................      29,105       27,197       15,395       28,318       15,167
Amortization of deferred policy acquisition
  costs...........................................       4,541        7,172          (12)       2,970        5,649
Other operating expenses..........................       5,458        7,566        2,391       10,205       12,271
                                                    -----------  -----------  -----------  -----------  -----------
  Total benefits and expenses.....................      39,104       41,935       17,774       41,493       33,087
                                                    -----------  -----------  -----------  -----------  -----------
Income before tax.................................      11,872        6,107        4,458        2,075        4,059

                                                   RETIREMENT SAVINGS AND
                                                    INVESTMENT PRODUCTS
                                                  ------------------------
                                                  GUARANTEED
                                                  INVESTMENT   INVESTMENT    CORPORATE                   TOTAL
                                                   CONTRACTS    PRODUCTS     AND OTHER   ADJUSTMENTS  CONSOLIDATED
                                                  -----------  -----------  -----------  -----------  ------------
Premiums and policy fees........................                $   4,062    $      92                 $  136,867
Net investment income...........................   $  53,435       26,218        3,723                    149,241
Realized investment gains (losses)..............        (433)         (87)                $     531            11
Other income....................................                      (63)         517                      3,840
                                                  -----------  -----------  -----------  -----------  ------------
  Total revenues................................      53,002       30,130        4,332          531       289,959
                                                  -----------  -----------  -----------  -----------  ------------
Benefits and settlement expenses................      44,656       20,269          283                    180,390
Amortization of deferred policy acquisition
  costs.........................................         174        4,330            3                     24,827
Other operating expenses........................         185        3,641        1,038                     42,755
                                                  -----------  -----------  -----------  -----------  ------------
  Total benefits and expenses...................      45,015       28,240        1,324                    247,972
                                                  -----------  -----------  -----------  -----------  ------------
Income before tax...............................       7,987        1,890        3,008                     41,987
Income tax expense..............................                                             15,244        15,244
                                                                                                      ------------
  Net income....................................                                                       $   26,743
                                                                                                      ------------
                                                                                                      ------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                                  (UNAUDITED)

NOTE C -- OPERATING SEGMENTS (CONTINUED)

                                                                    OPERATING SEGMENT INCOME FOR THE
                                                                   THREE MONTHS ENDING MARCH 31, 1997
                                                    -----------------------------------------------------------------
                                                                                               SPECIALTY INSURANCE
                                                                                                     PRODUCTS
                                                                LIFE INSURANCE               ------------------------
                                                    ---------------------------------------  DENTAL AND
                                                                 INDIVIDUAL                   CONSUMER     FINANCIAL
                                                    ACQUISITIONS    LIFE       WEST COAST     BENEFITS    INSTITUTIONS
                                                    -----------  -----------  -------------  -----------  -----------
Premiums and policy fees..........................   $  26,579    $  32,333           N/A     $  47,128    $  11,861
Net investment income.............................      27,531       12,904                       4,020        2,962
Realized investment gains (losses)................
Other income......................................                        2                         407           13
                                                    -----------  -----------                 -----------  -----------
  Total revenues..................................      54,110       45,239                      51,555       14,836
                                                    -----------  -----------                 -----------  -----------
Benefits and settlement expenses..................      28,451       25,759                      35,061        5,060
Amortization of deferred policy acquisition
  costs...........................................       4,573        7,442                       1,560        3,707
Other operating expense...........................       5,931        5,764                      12,455        3,237
                                                    -----------  -----------                 -----------  -----------
  Total benefits and expenses.....................      38,955       38,965                      49,076       12,004
                                                    -----------  -----------                 -----------  -----------
Income before income tax..........................      15,155        6,274                       2,479        2,832

                                                   RETIREMENT SAVINGS AND
                                                    INVESTMENT PRODUCTS
                                                  ------------------------
                                                  GUARANTEED
                                                  INVESTMENT   INVESTMENT    CORPORATE                   TOTAL
                                                   CONTRACTS    PRODUCTS     AND OTHER   ADJUSTMENTS  CONSOLIDATED
                                                  -----------  -----------  -----------  -----------  ------------
Premiums and policy fees........................                $   2,424    $      52                 $  120,377
Net investment income...........................   $  51,609       25,838       (1,268)                   123,596
Realized investment gains (losses)..............        (724)         145                 $     161          (418)
Other...........................................                      (88)         473                        807
                                                  -----------  -----------  -----------  -----------  ------------
  Total revenues................................      50,885       28,319         (743)         161       244,362
                                                  -----------  -----------  -----------  -----------  ------------
Benefits and settlement expenses................      43,497       19,787           87                    157,702
Amortization of deferred policy acquisition
  costs.........................................         131        3,409            5                     20,827
Other operating expenses........................       1,068        2,427        1,199                     32,081
                                                  -----------  -----------  -----------  -----------  ------------
  Total benefits and expenses...................      44,696       25,623        1,291                    210,610
                                                  -----------  -----------  -----------  -----------  ------------
Income before tax...............................       6,189        2,696       (2,034)                    33,752
Income tax expense..............................                                             11,571        11,571
                                                                                                      ------------
  Net income....................................                                                       $   22,181
                                                                                                      ------------
                                                                                                      ------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                                  (UNAUDITED)

NOTE C -- OPERATING SEGMENTS (CONTINUED)

                                                                     OPERATING SEGMENT ASSETS
                                                                          MARCH 31, 1998
                                                ------------------------------------------------------------------
                                                                                            SPECIALTY INSURANCE
                                                                                                  PRODUCTS
                                                             LIFE INSURANCE               ------------------------
                                                ----------------------------------------  DENTAL AND
                                                               INDIVIDUAL                  CONSUMER     FINANCIAL
                                                ACQUISITIONS      LIFE       WEST COAST    BENEFITS    INSTITUTIONS
                                                ------------  ------------  ------------  -----------  -----------
Investments and other assets..................  $  1,363,992  $    983,167  $    919,246   $ 209,125    $ 529,817
Deferred policy acquisition costs.............       134,169       263,291       116,947      23,971       53,934
                                                ------------  ------------  ------------  -----------  -----------
  Total assets................................  $  1,498,161  $  1,246,458  $  1,036,193   $ 233,096    $ 583,751
                                                ------------  ------------  ------------  -----------  -----------
                                                ------------  ------------  ------------  -----------  -----------

                                                              RETIREMENT SAVINGS AND
                                                               INVESTMENT PRODUCTS
                                                            --------------------------
                                                             GUARANTEED
                                                             INVESTMENT    INVESTMENT   CORPORATE       TOTAL
                                                             CONTRACTS      PRODUCTS    AND OTHER   CONSOLIDATED
                                                            ------------  ------------  ----------  -------------
Investments and other assets..............................  $  2,867,976  $  2,508,166  $  579,362  $   9,960,851
Deferred policy acquisition costs.........................         1,708        58,683           6        652,709
                                                            ------------  ------------  ----------  -------------
  Total assets............................................  $  2,869,684  $  2,566,849  $  579,368  $  10,613,560
                                                            ------------  ------------  ----------  -------------
                                                            ------------  ------------  ----------  -------------

                                                                     OPERATING SEGMENT ASSETS
                                                                        DECEMBER 31, 1997
                                                ------------------------------------------------------------------
                                                                                            SPECIALTY INSURANCE
                                                                                                  PRODUCTS
                                                             LIFE INSURANCE               ------------------------
                                                ----------------------------------------  DENTAL AND
                                                               INDIVIDUAL                  CONSUMER     FINANCIAL
                                                ACQUISITIONS      LIFE       WEST COAST    BENEFITS    INSTITUTIONS
                                                ------------  ------------  ------------  -----------  -----------
Investments and other assets..................  $  1,401,294  $    960,316  $    910,030   $ 208,071    $ 536,058
Deferred policy acquisition costs.............       138,052       252,321       108,126      22,459       52,836
                                                ------------  ------------  ------------  -----------  -----------
  Total assets................................  $  1,539,346  $  1,212,637  $  1,018,156   $ 230,530    $ 588,894
                                                ------------  ------------  ------------  -----------  -----------
                                                ------------  ------------  ------------  -----------  -----------

                                                              RETIREMENT SAVINGS AND
                                                               INVESTMENT PRODUCTS
                                                            --------------------------
                                                             GUARANTEED
                                                             INVESTMENT    INVESTMENT   CORPORATE       TOTAL
                                                             CONTRACTS      PRODUCTS    AND OTHER   CONSOLIDATED
                                                            ------------  ------------  ----------  -------------
Investments and other assets..............................  $  2,887,732  $  2,313,279  $  525,896  $   9,742,676
Deferred policy acquisition costs.........................         1,785        56,074         952        632,605
                                                            ------------  ------------  ----------  -------------
  Total assets............................................  $  2,889,517  $  2,369,353  $  526,848  $  10,375,281
                                                            ------------  ------------  ----------  -------------
                                                            ------------  ------------  ----------  -------------

NOTE D -- STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with generally accepted accounting principles (i.e., GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. At March 31, 1998, and for the three months then ended, Protective Life

                       PROTECTIVE LIFE INSURANCE COMPANY

                                  (UNAUDITED)

NOTE D -- STATUTORY REPORTING PRACTICES (CONTINUED) and its life insurance subsidiaries had consolidated stockholder's equity and net income prepared in conformity with statutory reporting practices of $590.5 million and $24.9 million, respectively.

NOTE E -- INVESTMENTS

    As prescribed by Statement of Financial Accounting Standards ("SFAS") No. 115, certain investments are recorded at their market values with the resulting net unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, recorded as a component of stockholder's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective Life's operations, its reported stockholder's equity will fluctuate significantly as interest rates change.

    Protective Life's balance sheets at March 31, 1998 and December 31, 1997, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

                                                                                MARCH 31, 1998  DECEMBER 31, 1997
                                                                                --------------  -----------------
                                                                                         (IN THOUSANDS)
Total investments.............................................................   $  7,938,832     $   7,876,952
Deferred policy acquisition costs.............................................        673,214           654,043
All other assets..............................................................      1,906,370         1,749,321
                                                                                --------------  -----------------
                                                                                 $ 10,518,416     $  10,280,316
                                                                                --------------  -----------------
                                                                                --------------  -----------------
Deferred income taxes.........................................................   $     13,243     $      16,179
All other liabilities.........................................................      9,521,200         9,307,085
                                                                                --------------  -----------------
                                                                                    9,534,443         9,323,264
Stockholder's equity..........................................................        983,973           957,052
                                                                                --------------  -----------------
                                                                                 $ 10,518,416     $  10,280,316
                                                                                --------------  -----------------
                                                                                --------------  -----------------

NOTE F -- ACCOUNTING POLICIES FOR DERIVATIVE FINANCIAL INSTRUMENTS

    Protective Life does not use derivative financial instruments for trading purposes. Combinations of futures contracts and options on treasury notes are currently being used as hedges for asset/liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. At March 31, 1998, open option and open futures contracts with a notional amount of $1.2 billion were in a $0.6 million unrealized gain position. Additionally, Protective Life uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest. At March 31, 1998, related open interest rate swap contracts with a notional amount of $75.3 million were in a $0.1 million unrealized gain position.

                       PROTECTIVE LIFE INSURANCE COMPANY

                                  (UNAUDITED)

NOTE G -- COMPREHENSIVE INCOME

    The following table sets forth Protective Life's comprehensive income for the three months ended March 31, 1998 and 1997:

                                                                                              THREE MONTHS ENDED
                                                                                             ---------------------
                                                                                               1998        1997
                                                                                             ---------  ----------
Net income.................................................................................  $  26,743  $   22,181
Increase (decrease) in net unrealized gains on investments (net of income tax: 1998 -- $83;
  1997 -- $(21,168)).......................................................................        107     (39,312)
Reclassification adjustment for amounts included in net income (net of income tax: 1998 --
  $(4); 1997 -- $146)......................................................................         (7)        272
                                                                                             ---------  ----------
Comprehensive income (loss)................................................................  $  26,843  $  (16,859)
                                                                                             ---------  ----------
                                                                                             ---------  ----------

NOTE H -- RECLASSIFICATIONS

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or stockholder's equity.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Stockholder
Protective Life Insurance Company
Birmingham, Alabama

    We have audited the consolidated financial statements and the financial statement schedules of Protective Life Insurance Company and Subsidiaries included on pages F-39 through F-65 and S-1 through S-2 of this registration statement on Form S-6. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

                                          /s/ COOPERS & LYBRAND L.L.P.

February 11, 1998
Birmingham, Alabama

                       PROTECTIVE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                              -------------------------------
                                                                1997       1996       1995
                                                              ---------  ---------  ---------
REVENUES
  Premiums and policy fees (net of reinsurance ceded:
    1997-$334,899; 1996-$308,174; 1995-$333,173)............  $ 480,206  $ 462,050  $ 411,682
  Net investment income.....................................    557,488    498,781    458,433
  Realized investment gains.................................      1,824      5,510      1,951
  Other income..............................................      6,149      5,010      1,355
                                                              ---------  ---------  ---------
                                                              1,045,667    971,351    873,421
                                                              ---------  ---------  ---------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance
    ceded: 1997-$180,605; 1996-$215,424; 1995-$247,224).....    658,872    626,893    553,100
  Amortization of deferred policy acquisition costs.........    107,175     91,001     82,700
  Other operating expenses (net of reinsurance ceded:
    1997-$90,045; 1996-$81,839; 1995-$84,855)...............    129,870    128,148    119,888
                                                              ---------  ---------  ---------
                                                                895,917    846,042    755,688
                                                              ---------  ---------  ---------
INCOME BEFORE INCOME TAX....................................    149,750    125,309    117,733
INCOME TAX EXPENSE (BENEFIT)
  Current...................................................     66,283     44,908     47,009
  Deferred..................................................    (13,981)    (2,142)    (6,972)
                                                              ---------  ---------  ---------
                                                                 52,302     42,766     40,037
                                                              ---------  ---------  ---------
NET INCOME..................................................  $  97,448  $  82,543  $  77,696
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                DECEMBER 31
                                                                                           ---------------------
                                                                                              1997       1996
                                                                                           ----------  ---------
ASSETS
Investments:
  Fixed maturities, at market (amortized cost: 1997-$6,221,871; 1996-$4,648,525).........  $6,348,252  $4,662,997
  Equity securities, at market (cost: 1997-$24,983; 1996-$31,669)........................      15,006     35,250
  Mortgage loans on real estate..........................................................   1,313,478  1,503,781
  Investment real estate, net of accumulated depreciation (1997-$671; 1996-$911).........      13,469     14,172
  Policy loans...........................................................................     194,109    166,704
  Other long-term investments............................................................      54,704     29,193
  Short-term investments.................................................................      54,337    101,215
                                                                                           ----------  ---------
    Total investments....................................................................   7,993,355  6,513,312
Cash.....................................................................................      39,197    114,384
Accrued investment income................................................................      94,095     70,541
Accounts and premiums receivable, net of allowance for uncollectible amounts
  (1997-$5,292; 1996-$2,525).............................................................      42,255     43,469
Reinsurance receivables..................................................................     591,457    332,614
Deferred policy acquisition costs........................................................     632,605    488,201
Property and equipment, net..............................................................      36,407     35,489
Other assets.............................................................................      14,445     14,636
Assets related to separate accounts......................................................     931,465    550,697
                                                                                           ----------  ---------
                                                                                           $10,375,281 $8,163,343
                                                                                           ----------  ---------
                                                                                           ----------  ---------
LIABILITIES
Policy liabilities and accruals:
  Future policy benefits and claims......................................................  $3,324,294  $2,448,449
  Unearned premiums......................................................................     396,696    257,553
                                                                                           ----------  ---------
                                                                                            3,720,990  2,706,002
Guaranteed investment contract deposits..................................................   2,684,676  2,474,728
Annuity deposits.........................................................................   1,511,553  1,331,067
Other policyholders' funds...............................................................     183,324    142,221
Other liabilities........................................................................     246,081    117,847
Accrued income taxes.....................................................................         941      1,854
Deferred income taxes....................................................................      49,417     37,722
Indebtedness to related parties..........................................................      28,055     25,014
Liabilities related to separate accounts.................................................     931,465    550,697
                                                                                           ----------  ---------
    Total liabilities....................................................................   9,356,502  7,387,152
                                                                                           ----------  ---------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE G
STOCKHOLDER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation
  preference $2,000......................................................................           2          2
Common Stock, $1.00 par value............................................................       5,000      5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital...............................................................     327,992    237,992
Note receivable from PLC Employee Stock Ownership Plan...................................      (5,378)    (5,579)
Retained earnings........................................................................     629,436    532,088
Accumulated other comprehensive income
  Net unrealized gains on investments (net of income tax: 1997-$33,238; 1996-$3,601).....      61,727      6,688
                                                                                           ----------  ---------
    Total stockholder's equity...........................................................   1,018,779    776,191
                                                                                           ----------  ---------
                                                                                           $10,375,281 $8,163,343
                                                                                           ----------  ---------
                                                                                           ----------  ---------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  NOTE
                                                                  ADDITIONAL   RECEIVABLE             NET UNREALIZED       TOTAL
                                           PREFERRED     COMMON    PAID-IN      FROM PLC    RETAINED  GAINS (LOSSES)   STOCKHOLDER'S
                                             STOCK        STOCK    CAPITAL        ESOP      EARNINGS  ON INVESTMENTS      EQUITY
                                          ------------   -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1994..............                 $5,000    $126,494     $(5,936)    $377,049    $(107,532)      $  395,075
                                                                                                                       -------------
  Net income for 1995...................                                                     77,696                         77,696
  Increase in net unrealized gains on
    investments (net of income tax:
    $89,742)............................                                                                  166,663          166,663
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(683))..............                                                                   (1,268)          (1,268)
                                                                                                                       -------------
  Comprehensive income for 1995.........                                                                                   243,091
                                                                                                                       -------------
  Common dividends ($1.00 per share)....                                                     (5,000 )                       (5,000)
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Capital contribution from PLC.........                             18,000                                                 18,000
  Decrease in note receivable form PLC
    ESOP................................                                            171                                        171
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1995..............                  5,000     144,494      (5,765)    449,645        57,863          651,237
                                                                                                                       -------------
  Net income for 1996...................                                                     82,543                         82,543
  Decrease in net unrealized gains on
    investments (net of income tax:
    $(25,627)...........................                                                                  (47,593)         (47,593)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(1,928))............                                                                   (3,582)          (3,582)
                                                                                                                       -------------
  Comprehensive income for 1996.........                                                                                    31,368
                                                                                                                       -------------
  Redemption feature of preferred stock
    removed-Note I......................      $  2                    1,998                                                  2,000
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Capital contribution from PLC.........                             91,500                                                 91,500
  Decrease in note receivable from PLC
    ESOP................................                                            186                                        186
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1996..............         2        5,000     237,992      (5,579)    532,088         6,688          776,191
                                                                                                                       -------------
  Net income for 1997...................                                                     97,448                         97,448
  Increase in net unrealized gains on
    investments (net of income tax-
    $30,275)............................                                                                   56,225           56,225
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(638))..............                                                                   (1,186)          (1,186)
                                                                                                                       -------------
  Comprehensive income for 1997.........                                                                                   152,487
                                                                                                                       -------------
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Capital contribution from PLC.........                             90,000                                                 90,000
  Decrease in note receivable from PLC
    ESOP................................                                            201                                        201
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1997..............      $  2       $5,000    $327,992     $(5,378)    $629,436    $  61,727       $1,018,779
                                               ---       -------  ----------   ----------   --------  --------------   -------------
                                               ---       -------  ----------   ----------   --------  --------------   -------------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)

                                                                                            DECEMBER 31
                                                                               -------------------------------------
                                                                                  1997         1996         1995
                                                                               -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.................................................................  $    97,448  $    82,543  $    77,696
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs........................      107,175       91,001       84,501
    Capitalization of deferred policy acquisition costs......................     (135,211)     (77,078)     (89,266)
    Depreciation expense.....................................................        5,124        5,333        4,317
    Deferred income taxes....................................................      (17,918)      (2,442)      (6,971)
    Accrued income taxes.....................................................       (5,558)         893        5,537
    Interest credited to universal life and investment products..............      299,004      280,377      286,710
    Policy fees assessed on universal life and investment products...........     (131,582)    (116,401)    (100,840)
    Change in accrued investment income and other receivables................     (158,798)     (70,987)    (161,924)
    Change in policy liabilities and other policyholder funds of traditional
      life and health products...............................................      279,522      133,621      201,353
    Change in other liabilities..............................................       65,393        7,209       (3,270)
    Other (net)..............................................................       (1,133)      (4,281)      (6,634)
                                                                               -----------  -----------  -----------
Net cash provided by operating activities....................................      403,466      329,788      291,209
                                                                               -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reduction of investments:
    Investments available for sale...........................................    6,462,663    1,327,323    2,014,060
    Other....................................................................      324,242      168,898       78,568
  Sale of investments:
    Investment available for sale............................................    1,108,058    1,569,119    1,523,454
    Other....................................................................      695,270      568,218      141,184
  Cost of investments acquired:
    Investments available for sale...........................................   (8,428,804)  (3,798,631)  (3,626,877)
    Other....................................................................     (718,335)    (400,322)    (540,648)
  Acquisitions and bulk reinsurance assumptions..............................     (169,124)     264,126
  Purchase of property and equipment.........................................       (6,087)      (6,899)      (5,629)
  Sale of property and equipment.............................................        2,681          288          286
                                                                               -----------  -----------  -----------
Net cash used in investing activities........................................     (729,436)    (307,880)    (415,602)
                                                                               -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under line of credit arrangements and long-term debt............    1,159,538      941,438    1,162,700
  Capital contribution from PLC..............................................       90,000       91,500       18,000
  Principal payments on line of credit arrangements and long-term debt.......   (1,159,538)    (941,438)  (1,162,700)
  Principal payment on surplus note to PLC...................................       (4,693)     (10,000)      (4,750)
  Dividends to stockholder...................................................         (100)        (100)      (5,100)
  Investment product deposits and change in universal life deposits..........      910,659      949,122      908,063
  Investment product withdrawals.............................................     (745,083)    (944,244)    (785,622)
                                                                               -----------  -----------  -----------
Net cash provided by financing activities....................................      250,783       86,278      130,591
                                                                               -----------  -----------  -----------
INCREASE (DECREASE) IN CASH..................................................      (75,187)     108,186        6,198
CASH AT BEGINNING OF YEAR....................................................      114,384        6,198            0
                                                                               -----------  -----------  -----------
CASH AT END OF YEAR..........................................................  $    39,197  $   114,384  $     6,198
                                                                               -----------  -----------  -----------
                                                                               -----------  -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year:
    Interest on debt.........................................................  $     4,343  $     4,633  $     6,029
    Income taxes.............................................................  $    57,215  $    43,478  $    41,397
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
  Reduction of principal on note from ESOP...................................  $       201  $       186  $       171
  Acquisitions and bulk reinsurance assumptions
    Assets acquired..........................................................  $ 1,114,832  $   296,935  $       613
    Liabilities assumed......................................................     (902,267)    (364,862)     (21,800)
                                                                               -----------  -----------  -----------
    Net......................................................................  $   212,565  $   (67,927) $   (21,187)
                                                                               -----------  -----------  -----------
                                                                               -----------  -----------  -----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

    ENTITIES INCLUDED

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

    NATURE OF OPERATIONS

    Protective produces, distributes, and services a diverse array of life insurance, specialty insurance and retirement savings and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

    RECENTLY ISSUED ACCOUNTING STANDARDS

    In 1996 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts;" SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of;" and SFAS No. 122, "Accounting for Mortgage Servicing Rights." In 1997 Protective adopted SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."

    SFAS No. 130 requires the presentation of comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Protective has reconfigured the Consolidated Statements of Stockholder's Equity presented herein in accordance with this Statement. SFAS No. 131 requires additional disclosures with respect to Protective's operating segments.

    The adoption of these accounting standards did not have a material effect on Protective's financial statements but has resulted in changed disclosure and financial statement presentation.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    INVESTMENTS

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

    - Fixed maturities (bonds, bank loan participations, and redeemable preferred stocks) -- at current market value.

    - Equity securities (common and nonredeemable preferred stocks) -- at current market value.

    - Mortgage loans on real estate -- at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

    - Investment real estate -- at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

    - Policy loans -- at unpaid balances.

    - Other long-term investments -- at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

    - Short-term investments -- at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $3.1 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of stockholder's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported stockholder's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

                                                                       1997           1996
                                                                   -------------  ------------
Total investments................................................  $   7,876,952  $  6,495,259
Deferred policy acquisition costs................................        654,043       495,965
All other assets.................................................      1,749,321     1,161,830
                                                                   -------------  ------------
                                                                   $  10,280,316  $  8,153,054
                                                                   -------------  ------------
                                                                   -------------  ------------
Deferred income taxes............................................  $      16,179  $     34,121
All other liabilities............................................      9,307,085     7,349,430
                                                                   -------------  ------------
                                                                       9,323,264     7,383,551
Stockholder's equity.............................................        957,052       769,503
                                                                   -------------  ------------
                                                                   $  10,280,316  $  8,153,054
                                                                   -------------  ------------
                                                                   -------------  ------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Protective does not use derivative financial instruments for trading purposes. Combinations of futures contracts and options on treasury notes are currently being used as hedges for asset/liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. Net realized gains of $1.5 million and net realized losses of $0.2 million were deferred in 1997 and 1996 respectively. At December 31, 1997 and 1996, options and open futures contracts with notional amounts of $925.0 million and $805.0 million, respectively, had net unrealized losses of $0.4 million and $1.9 million respectively.

    Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest. At December 31, 1997, related open interest rate swap contracts with a notional amount of $95.3 million were in a $0.1 million net unrealized loss position. At December 31, 1996, related open interest rate swap contracts with a notional amount of $150.3 million were in a $0.7 million net unrealized loss position.

    In connection with a commercial mortgage loan securitization, Protective entered into interest rate swap contracts converting a fixed rate of interest to a floating rate of interest and converting a floating rate of interest to a fixed rate of interest with notional amounts at December 31, 1997, of $332.4 million and $200.0 million, respectively. In the aggregate, there were no net unrealized gains or losses associated with these swap contracts at December 31, 1997.

    CASH

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts.

    PROPERTY AND EQUIPMENT

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Property and equipment consisted of the following at December 31:

                                                                            1997       1996
                                                                          ---------  ---------
Home office building....................................................  $  37,459  $  36,586
Other, principally furniture and equipment..............................     46,937     35,401
                                                                          ---------  ---------
                                                                             84,396     71,987
Accumulated depreciation................................................     47,989     36,498
                                                                          ---------  ---------
                                                                          $  36,407  $  35,489
                                                                          ---------  ---------
                                                                          ---------  ---------

    SEPARATE ACCOUNTS

    Protective operates separate accounts, some in which Protective bears the investment risk and others in which the investments risk rests with the contractholder. The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    REVENUES, BENEFITS, CLAIMS, AND EXPENSES

    Traditional Life and Health Insurance Products -- Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

    Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Activity in the liability for unpaid claims is summarized as follows:

                                                              1997        1996        1995
                                                           ----------  ----------  ----------
Balance beginning of year................................  $  108,159  $   73,642  $   79,462
  Less reinsurance.......................................       6,423       3,330       5,024
                                                           ----------  ----------  ----------
Net balance beginning of year............................     101,736      70,312      74,438
                                                           ----------  ----------  ----------
Incurred related to:
Current year.............................................     258,322     275,524     216,839
Prior year...............................................     (14,540)     (2,417)     (4,038)
                                                           ----------  ----------  ----------
  Total incurred.........................................     243,782     273,107     212,801
                                                           ----------  ----------  ----------
Paid related to:
Current year.............................................     203,381     197,163     164,321
Prior year...............................................      58,104      57,812      48,834
                                                           ----------  ----------  ----------
  Total paid.............................................     261,485     254,975     213,155
                                                           ----------  ----------  ----------
Other changes:
  Acquisitions and reserve transfers.....................       3,415      13,292      (3,772)
                                                           ----------  ----------  ----------
Net balance end of year..................................      87,448     101,736      70,312
  Plus reinsurance.......................................      18,673       6,423       3,330
                                                           ----------  ----------  ----------
Balance end of year......................................  $  106,121  $  108,159  $   73,642
                                                           ----------  ----------  ----------
                                                           ----------  ----------  ----------

    - Universal Life and Investment Products -- Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 1997.

      At December 31, 1997, Protective estimates the fair value of its guaranteed investment contracts to be $2,687.3 million using discounted cash flows. The surrender value of Protective's annuities which approximates fair value was $1,494.6 million.

    - Policy Acquisition Costs -- Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are being amortized over the lives of the

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from initial assumptions. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. For acquisitions occurring after 1988, Protective amortizes the present value of future profits over the premium payment period including accrued interest at 8%. The unamortized present value of future profits for such acquisitions was approximately $261.9 million and $149.9 million at December 31, 1997 and 1996, respectively. During 1996 $69.2 million of present value of future profits on acquisitions made during the year was capitalized and $21.8 million was amortized. During 1997 $136.2 million of present value of future profits on acquisitions made during the year was capitalized, and $24.2 million was amortized. The unamortized present value of future profits for all acquisitions was $274.9 million at December 31, 1997 and $167.6 million at December 31, 1996.

    PARTICIPATING POLICIES

    Participating business comprises approximately 1% of the individual life insurance in force and 2% of the individual life insurance premium income. Policyholder dividends totaled $4.6 million in 1997, $4.1 million in 1996, and $2.6 million in 1995.

    INCOME TAXES

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    RECLASSIFICATIONS

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or stockholder's equity.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with generally accepted accounting principals ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stockholder's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and stockholder's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

                                                 NET INCOME                  STOCKHOLDER'S EQUITY
                                       -------------------------------  -------------------------------
                                         1997       1996       1995       1997       1996       1995
                                       ---------  ---------  ---------  ---------  ---------  ---------
In conformity with statutory
  reporting practices: (1)...........  $ 134,417  $ 102,337  $ 115,259  $ 579,111  $ 456,320  $ 324,416
Additions (deductions) by adjustment:
  Deferred policy acquisition costs,
    net of amortization..............     10,310     (2,830)      (765)   632,605    488,201    410,183
  Deferred income tax................     13,981      2,142      6,972    (49,417)   (37,722)   (67,420)
  Asset Valuation Reserve............                                      67,369     64,233    105,769
  Interest Maintenance Reserve.......     (1,434)    (2,142)    (1,235)     9,809     17,682     14,412
  Nonadmitted items..................                                      30,500     21,610     20,603
  Other timing and valuation
    adjustments......................    (54,494)   (11,210)   (45,028)  (215,448)  (197,227)  (108,495)
  Noninsurance affiliates............     17,530     11,104        (22)        (4)         4         (9)
  Consolidation elimination..........    (22,862)   (16,858)     2,515    (35,746)   (36,910)   (46,222)
                                       ---------  ---------  ---------  ---------  ---------  ---------
In conformity with generally accepted
  accounting principles..............  $  97,448  $  82,543  $  77,696  $1,018,779 $ 776,191  $ 653,237
                                       ---------  ---------  ---------  ---------  ---------  ---------
                                       ---------  ---------  ---------  ---------  ---------  ---------

------------------------

(1) Consolidated

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                              1997        1996        1995
                                                           ----------  ----------  ----------
Fixed maturities.........................................  $  396,255  $  310,353  $  272,942
Equity securities........................................       1,186       2,124       1,338
Mortgage loans on real estate............................     161,604     153,463     162,135
Investment real estate...................................       2,004       1,875       1,855
Policy loans.............................................      11,370      10,378       8,958
Other, principally short-term investments................      21,876      51,637      40,348
                                                           ----------  ----------  ----------
                                                              594,295     529,830     487,576
Investment expenses......................................      36,807      31,049      29,143
                                                           ----------  ----------  ----------
                                                           $  557,488  $  498,781  $  458,433
                                                           ----------  ----------  ----------
                                                           ----------  ----------  ----------

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

Fixed maturities..............................  $  (8,355) $  (7,101) $   6,118
Equity securities.............................      5,975      1,733         44
Mortgage loans and other investments..........      4,204     10,878     (4,211)
                                                ---------  ---------  ---------
                                                $   1,824  $   5,510  $   1,951
                                                ---------  ---------  ---------
                                                ---------  ---------  ---------

    Protective has established an allowance for uncollectible amounts on investments. The allowance totaled $23.0 million at December 31, 1997 and $30.9 million at December 31, 1996. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/ reductions, Protective had net realized investment losses of $6.1 million in 1997, net realized investment gains of $3.7 million in 1996, and net realized investment losses of $0.5 million in 1995.

    In 1997, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $21.3 million and gross losses were $23.5 million. In 1996, gross gains were $6.9 million and gross losses were $11.8 million. In 1995, gross gains were $18.0 million and gross losses were $11.8 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

                                                                                GROSS        GROSS      ESTIMATED
                                                                AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1997                                                               COST         GAINS       LOSSES        VALUES
-------------------------------------------------------------  ------------  -----------  -----------  ------------
Fixed maturities:
  Bonds:
    Mortgage-backed..........................................  $  2,982,266   $  54,103    $  16,577   $  3,019,792
    United States Government and authorities.................       160,484       1,366            0        161,850
    States, municipalities, and political subdivisions.......        31,621         532            0         32,153
    Public utilities.........................................       481,679       7,241            0        488,920
    Convertibles and bonds with warrants.....................           694           0          168            526
    All other corporate bonds................................     2,559,186      80,903        1,019      2,639,070
  Redeemable preferred stocks................................         5,941           0            0          5,941
                                                               ------------  -----------  -----------  ------------
                                                                  6,221,871     144,145       17,764      6,348,252
Equity securities............................................        24,983         300       10,277         15,006
Short-term investments.......................................        54,337           0            0         54,337
                                                               ------------  -----------  -----------  ------------
                                                               $  6,301,190   $ 144,445    $  28,041   $  6,417,595
                                                               ------------  -----------  -----------  ------------
                                                               ------------  -----------  -----------  ------------

                                                                                GROSS        GROSS      ESTIMATED
                                                                AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1996                                                               COST         GAINS       LOSSES        VALUES
-------------------------------------------------------------  ------------  -----------  -----------  ------------
Fixed maturities:
  Bonds:
    Mortgage-backed..........................................  $  2,192,978   $  29,925    $  20,810   $  2,202,093
    United States Government and authorities.................       348,318         661        1,377        347,602
    States, municipalities, and political subdivisions.......         5,515          47            9          5,553
    Public utilities.........................................       364,692       2,205          337        366,560
    Convertibles and bonds with warrants.....................           679           0          158            521
    All other corporate bonds................................     1,679,276      33,879       29,388      1,683,767
  Bank loan participations...................................        49,829           0            0         49,829
  Redeemable preferred stocks................................         7,238          60          226          7,072
                                                               ------------  -----------  -----------  ------------
                                                                  4,648,525      66,777       52,305      4,662,997
Equity securities............................................        31,669       9,570        5,989         35,250
Short-term investments.......................................       101,215           0            0        101,215
                                                               ------------  -----------  -----------  ------------
                                                               $  4,781,409   $  76,347    $  58,294   $  4,799,462
                                                               ------------  -----------  -----------  ------------
                                                               ------------  -----------  -----------  ------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

                                                                                   ESTIMATED
                                                                     AMORTIZED       MARKET
1997                                                                    COST         VALUES
------------------------------------------------------------------  ------------  ------------
Due in one year or less...........................................  $    456,248  $    460,994
Due after one year through five years.............................     2,774,769     2,815,553
Due after five years through ten years............................     2,377,989     2,440,193
Due after ten years...............................................       612,865       631,512
                                                                    ------------  ------------
                                                                    $  6,221,871  $  6,348,252
                                                                    ------------  ------------
                                                                    ------------  ------------

                                                                                   ESTIMATED
                                                                     AMORTIZED       MARKET
1996                                                                    COST         VALUES
------------------------------------------------------------------  ------------  ------------
Due in one year or less...........................................  $    417,463  $    420,774
Due after one year through five years.............................     1,547,805     1,546,278
Due after five years through ten years............................     2,090,149     2,095,781
Due after ten years...............................................       593,108       600,164
                                                                    ------------  ------------
                                                                    $  4,648,525  $  4,662,997
                                                                    ------------  ------------
                                                                    ------------  ------------

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

RATING                                                                         1997       1996
---------------------------------------------------------------------------  ---------  ---------
AAA........................................................................       41.1%      48.3%
AA.........................................................................        4.8        4.4
A..........................................................................       29.1       22.6
BBB
  Bonds....................................................................       21.9       21.1
  Bank loan participations.................................................                   0.1
BB or Less
  Bonds....................................................................        3.0        2.5
  Bank loan participations.................................................                   0.9
Redeemable preferred stocks................................................        0.1        0.1
                                                                             ---------  ---------
                                                                                 100.0%     100.0%
                                                                             ---------  ---------
                                                                             ---------  ---------

At December 31, 1997 and 1996, Protective had bonds which were rated less than investment grade of $195.2 million and $117.5 million, respectively, having an amortized cost of $193.6 million and $137.0 million, respectively. At December 31, 1997, approximately $89.6 million of the bonds rates less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Additionally, Protective had bank loan participations at December 31, 1996 which were rated less than investment grade of $43.6 million having an amortized cost of $43.6 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

                                                              1997        1996        1995
                                                           ----------  ----------  -----------
Fixed maturities.........................................  $   72,741  $  (56,898) $   199,024
Equity securities........................................  $   (8,813) $      207  $     2,740

    At December 31, 1997, all of Protective's mortgage loans were commercial loans of which 75% were retail, 9% were apartments, 7% were office buildings, and 7% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 84% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Georgia, Texas, North Carolina, Alabama, Virginia, South Carolina, Tennessee, Kentucky, California, Maryland, Mississippi, Ohio, Michigan, and Indiana.

    Many of the mortgage loans have call provisions after five to seven years. Assuming the loans are called at their next call dates, approximately $76.7 million would become due in 1998, $434.4 million in 1999 to 2002, and $129.7 million in 2003 to 2007.

    At December 31, 1997, the average mortgage loan was $1.6 million, and the weighted average interest rate was 8.8%. The largest single mortgage loan was $12.8 million. While Protective's mortgage loans do not have quoted market values, at December 31, 1997 and 1996, Protective estimates the market value of its mortgage loans to be $1,405.5 million and $1,581.7 million, respectively, using discounted cash flows from the next call date.

    At December 31, 1997 and 1996, Protective's problem mortgage loans and foreclosed properties totaled $17.7 million and $23.7 million, respectively. Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments, principally real estate, with a carrying value of $6.7 million were nonincome producing for the twelve months ended December 31, 1997.

    Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits. Policy loan interest rates generally range from 4.5% to 8.0%. The fair values of Protective's other long-term investments approximate cost.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

                                                              1997   1996   1995
                                                              -----  -----  -----
Statutory federal income tax rate applied to pretax
  income....................................................   35.0%  35.0%  35.0%
Dividends received deduction and tax-exempt interest........   (0.2)  (0.4)  (0.5)
Low-income housing credit...................................   (0.6)  (0.6)  (0.7)
Tax benefits arising from prior acquisitions and other
  adjustments...............................................    0.7    0.1    0.2
                                                              -----  -----  -----
Effective income tax rate...................................   34.9%  34.1%  34.0%
                                                              -----  -----  -----
                                                              -----  -----  -----

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

                                                                                   1997        1996        1995
                                                                                ----------  ----------  ----------
Deferred policy acquisition costs.............................................  $    7,054  $   15,542  $  (11,606)
Benefit and other policy liability changes....................................     (23,564)    (16,321)     52,496
Temporary differences of investment income....................................       2,516      (1,163)    (34,175)
Other items...................................................................          13        (200)    (13,687)
                                                                                ----------  ----------  ----------
                                                                                $  (13,981) $   (2,142) $   (6,972)
                                                                                ----------  ----------  ----------
                                                                                ----------  ----------  ----------

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

                                                                                               1997        1996
                                                                                            ----------  ----------
Deferred income tax assets:
  Policy and policyholder liability reserves..............................................  $  138,701  $   80,151
  Other...................................................................................       1,029       2,503
                                                                                            ----------  ----------
                                                                                               139,730      82,654
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Deferred income tax liabilities:
  Deferred policy acquisition costs.......................................................     150,895     117,696
  Unrealized gain on investments..........................................................      38,252       2,680
                                                                                            ----------  ----------
                                                                                               189,147     120,376
                                                                                            ----------  ----------
  Net deferred income tax liability.......................................................  $   49,417  $   37,722
                                                                                            ----------  ----------
                                                                                            ----------  ----------

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1997 was approximately $73 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $727 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES (CONTINUED)
Protective does not anticipate involuntarily paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E -- DEBT

    At December 31, 1997, PLC had no borrowings outstanding under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1997 and 1996.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1997, the balance of the surplus debenture was $20.0 million. The debenture matures in 2003.

    Indebtedness to related parties also consists of payables to affiliates under control of PLC in the amount of $8.1 million at December 31, 1997. Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on borrowed money totaled $4.3 million, $4.6 million, and $6.0 million, in 1997, 1996, and 1995, respectively.

NOTE F -- RECENT ACQUISITIONS

    In January 1996 Protective acquired through coinsurance a block of life insurance policies. In June 1996 Protective acquired through coinsurance a block of credit life insurance policies. In December 1996 Protective acquired a small life insurance company and acquired through coinsurance a block of life insurance policies.

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective dates of the agreements.

    Summarized below are the consolidated results of operations of 1997 and 1996, on an unaudited pro forma basis, as if the West Coast and Western Diversified Group acquisitions had occurred as of January 1, 1996. The pro forma information is based on Protective's consolidated results of operations for 1997 and 1996 and on data provided by the respective companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE F -- RECENT ACQUISITIONS (CONTINUED) would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

                                                                                            1997          1996
                                                                                        ------------  ------------
  Total revenues......................................................................  $  1,133,962  $  1,126,096
  Net income..........................................................................  $    100,621  $     88,774

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against life and health insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. Protective and its subsidiaries, like other life and health insurers, in the ordinary course of business, are involved in such litigation. Although the outcome of any litigation cannot be predicted with certainty, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H -- STOCKHOLDER'S EQUITY AND RESTRICTIONS

    At December 31, 1997, approximately $483 million of consolidated stockholder's equity excluding net unrealized gains and losses represented net assets of Protective that cannot be transferred in the form of dividends, loans, or advances to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 1998 is estimated to be $154 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE I -- PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, American Foundation. During 1996, American Foundation's articles of incorporation were amended such that the preferred stock is redeemable solely at the discretion of American Foundation. The stock pays, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent American Foundation's statutory earnings for the immediately preceding fiscal year exceed $1 million. Dividends of $0.1 million were paid to PLC in 1997, 1996, and 1995.

NOTE J -- RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.4 million at December 31, 1997, is accounted for as a reduction to stockholder's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.1 million in 1997, $3.7 million in 1996, and $3.1 million in 1995. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $51.6 million, $50.4 million, and $38.1 million, in 1997, 1996, and 1995, respectively. Commissions paid to affiliated marketing organizations of $5.2 million, $7.4 million, and $10.9 million, in 1997, 1996, and 1995, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees for various types of group insurance. Such premiums and policy fees amounted to $21.4 million, $31.2 million, and $21.2 million, in 1997, 1996, and 1995, respectively. Protective and/or PLC paid commissions, interest, and service fees to these same corporations totaling $5.4 million, $5.0 million, and $5.3 million, in 1997, 1996, and 1995, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K -- OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

LIFE INSURANCE

    ACQUISITIONS DIVISION. The Acquisitions Division focuses solely on acquiring, converting, and servicing business acquired from other companies. These acquisitions may be accomplished through acquisitions of companies or through the assumption or reinsurance of life insurance and related policies.

    INDIVIDUAL LIFE DIVISION. The Individual Life Division markets universal life and other life insurance products on a national basis through a network of independent insurance agents. The Division primarily utilizes a distribution system based on experienced independent producing general agents who are

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED) recruited by regional sales managers. In addition, the Division distributes insurance products in the life insurance brokerage market.

    WEST COAST DIVISION. The West Coast Division sells universal and traditional ordinary life products in the life insurance brokerage market and in the "bank owned life insurance" market. The Division primarily utilizes a distribution system comprised of brokerage general agencies with a network of independent life agents.

SPECIALTY INSURANCE PRODUCTS

    DENTAL AND CONSUMER BENEFITS DIVISION. The Division (formerly known as the Group Division) recently exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products. Accordingly, the Division was renamed the Dental and Consumer Benefits Division. The Division's primary focus is on indemnity dental products. The Division also markets group life and disability coverages, and administers an essentially closed block of individual cancer insurance policies.

    FINANCIAL INSTITUTIONS DIVISION. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division markets through employee field representatives, independent brokers, and an affiliate. The Division also includes a small property casualty insurer that sells automobile extended warranty coverages.

RETIREMENT SAVINGS AND INVESTMENT PRODUCTS

    GUARANTEED INVESTMENT CONTRACTS DIVISION. The Guaranteed Investment Contracts ("GIC") Division markets GICs to 401(k) and other qualified retirement savings plans. The Division also offers related products, including guaranteed funding agreements offered to the trustees of municipal bond proceeds, floating rate contracts offered to trust departments, and long-term annuity contracts offered to fund certain state obligations.

    INVESTMENT PRODUCTS DIVISION. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's agency sales force.

CORPORATE AND OTHER

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

    Operating segment income and assets for the years ended December 31 are as follows:

                                        LIFE INSURANCE
                           -----------------------------------------
                                           INDIVIDUAL
OPERATING SEGMENT INCOME   ACQUISITIONS       LIFE       WEST COAST
-------------------------  -------------   -----------   -----------
1997
Premiums and policy
  fees...................    $  102,635    $   127,480   $   14,122
Net investment income....       110,155         54,593       30,194
Realized investment gains
  (losses)...............
Other income.............            10            617
                           -------------   -----------   -----------
    Total revenues.......       212,800        182,690       44,316
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       116,506        114,678       28,304
Amortization of deferred
  policy acquisition
  costs..................        16,606         27,354          961
Other operating
  expenses...............        23,016         18,178        6,849
                           -------------   -----------   -----------
    Total benefits and
     expenses............       156,128        160,210       36,114
                           -------------   -----------   -----------
Income before income
  tax....................        56,672         22,480        8,202
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
1996
Premiums and policy
  fees...................    $  106,543    $   116,710
Net investment income....       106,015         48,442
Realized investment gains
  (losses)...............                        3,098
Other income.............           641          1,056
                           -------------   -----------   -----------
    Total revenues.......       213,199        169,306
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       118,181         96,404
Amortization of deferred
  policy acquisition
  costs..................        17,162         28,393
Other operating
  expenses...............        24,292         28,611
                           -------------   -----------   -----------
    Total benefits and
     expenses............       159,635        153,408
                           -------------   -----------   -----------
Income before income
  tax....................        53,564         15,898
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
1995
Premiums and policy
  fees...................    $   98,501    $    99,018
Net investment income....        95,018         40,237
Realized investment gains
  (losses)...............
Other income.............            25            169
                           -------------   -----------   -----------
    Total revenues.......       193,544        139,424
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       100,016         80,067
Amortization of deferred
  policy acquisition
  costs..................        20,601         20,403
Other operating
  expenses...............        22,551         22,748
                           -------------   -----------   -----------
    Total benefits and
     expenses............       143,168        123,218
                           -------------   -----------   -----------
Income before income
  tax....................        50,376         16,206
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
OPERATING SEGMENT ASSETS
-------------------------
1997
Investments and other
  assets.................    $1,401,294    $   960,316   $  910,030
Deferred policy
  acquisition costs......       138,052        252,321      108,126
                           -------------   -----------   -----------
Total assets.............    $1,539,346    $ 1,212,637   $1,018,156
                           -------------   -----------   -----------
1996
Investments and other
  assets.................    $1,423,081    $   814,728
Deferred policy
  acquisition costs......       156,172        220,232
                           -------------   -----------   -----------
Total assets.............    $1,579,253    $ 1,034,960
                           -------------   -----------   -----------
1995
Investments and other
  assets.................    $1,131,653    $   701,431
Deferred policy
  acquisition costs......       123,889        186,496
                           -------------   -----------   -----------
Total assets.............    $1,255,542    $   887,927
                           -------------   -----------   -----------

----------------------------------

(1) Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

                               SPECIALTY INSURANCE         RETIREMENT SAVINGS AND
                                    PRODUCTS                 INVESTMENT PRODUCTS
                           ---------------------------   ---------------------------
                           DENTAL AND                     GUARANTEED                   CORPORATE
                            CONSUMER       FINANCIAL      INVESTMENT     INVESTMENT       AND                             TOTAL
                            BENEFITS     INSTITUTIONS     CONTRACTS       PRODUCTS       OTHER      ADJUSTMENTS(1)    CONSOLIDATED
                           -----------   -------------   ------------   ------------   ----------   ---------------   -------------
1997
Premiums and policy
  fees...................    $151,110       $ 72,263                    $   12,367      $    229                       $   480,206
Net investment income....      23,810         16,341     $  211,915        105,196         5,284                           557,488
Realized investment gains
  (losses)...............                                    (3,180)           589                       $4,415              1,824
Other income.............       1,278          3,033                          (192)        1,403                             6,149
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     176,198         91,637        208,735        117,960         6,916                         1,045,667
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     110,148         27,643        179,235         82,019           339                           658,872
Amortization of deferred
  policy acquisition
  costs..................      15,711         30,812            618         15,110             3                           107,175
Other operating
  expenses...............      38,572         20,165          3,945         12,312         6,833                           129,870
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     164,431         78,620        183,798        109,441         7,175                           895,917
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................      11,767         13,017         24,937          8,519          (259)                          149,750
Income tax expense.......                                                                                52,302             52,302
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $    97,448
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1996
Premiums and policy
  fees...................    $156,530       $ 73,422                    $    8,189      $    656                       $   462,050
Net investment income....      16,249         13,898     $  214,369         98,719         1,089                           498,781
Realized investment gains
  (losses)...............                                    (7,963)         3,858                       $6,517              5,510
Other income.............       2,193                                           56         1,064                             5,010
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     174,972         87,320        206,406        110,822         2,809                           971,351
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     125,797         42,781        169,927         73,093           710                           626,893
Amortization of deferred
  policy acquisition
  costs..................       5,326         24,900            509         14,710             1                            91,001
Other operating
  expenses...............      43,028         10,673          3,840         13,196         4,508                           128,148
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     174,151         78,354        174,276        100,999         5,219                           846,042
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................         821          8,966         32,130          9,823        (2,410)                          125,309
Income tax expense.......                                                                                42,766             42,766
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $    82,543
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1995
Premiums and policy
  fees...................    $142,483       $ 65,669                    $    4,566      $  1,445                       $   411,682
Net investment income....      14,329          9,276     $  203,376         95,661           536                           458,433
Realized investment gains
  (losses)...............                                    (3,908)         4,938                       $  921              1,951
Other income.............       2,451         (2,187)                         (181)        1,078                             1,355
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     159,263         72,758        199,468        104,984         3,059                           873,421
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     109,447         24,020        165,963         72,111         1,476                           553,100
Amortization of deferred
  policy acquisition
  costs..................       3,052         26,809            386         11,446             3                            82,700
Other operating
  expenses...............      37,657         14,228          4,140         10,494         8,070                           119,888
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     150,156         65,057        170,489         94,051         9,549                           755,688
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................       9,107          7,701         28,979         10,933        (6,490)                          117,733
Income tax expense.......                                                                                40,037             40,037
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $    77,696
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
OPERATING SEGMENT ASSETS
-------------------------
1997
Investments and other
  assets.................    $208,071       $536,058     $2,887,732     $2,313,279      $525,896                       $ 9,742,676
Deferred policy
  acquisition costs......      22,459         52,836          1,785         56,074           952                           632,605
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............    $230,530       $588,894     $2,889,517     $2,369,353      $526,848                       $10,375,281
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1996
Investments and other
  assets.................    $205,696       $312,826     $2,606,873     $1,821,250      $490,688                       $ 7,675,142
Deferred policy
  acquisition costs......      27,944         32,040          1,164         50,637            12                           488,201
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............    $233,640       $344,866     $2,608,037     $1,871,887      $490,700                       $ 8,163,343
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1995
Investments and other
  assets.................    $215,248       $228,849     $2,535,946     $1,541,255      $414,128                       $ 6,768,510
Deferred policy
  acquisition costs......      24,974         36,283            993         37,534            14                           410,183
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............    $240,222       $265,132     $2,536,939     $1,578,789      $414,142                       $ 7,178,693
                           -----------   -------------   ------------   ------------   ----------        ------       -------------

----------------------------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE L -- EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

                                                                                                1997       1996
                                                                                              ---------  ---------
Accumulated benefit obligation, including vested benefits of $18,216 in 1997 and $14,720 in
  1996......................................................................................  $  19,351  $  15,475
                                                                                              ---------  ---------
Projected benefit obligation for service rendered to date...................................  $  30,612  $  25,196
Plan assets at fair value (group annuity contract with Protective)..........................     21,763     19,779
                                                                                              ---------  ---------
Plan assets less than the projected benefit obligation......................................     (8,849)    (5,417)
Unrecognized net loss from past experience different from that assumed......................      6,997      3,559
Unrecognized prior service cost.............................................................        605        705
Unrecognized net transition asset...........................................................        (51)       (67)
                                                                                              ---------  ---------
Net pension liability recognized in balance sheet...........................................  $  (1,298) $  (1,220)
                                                                                              ---------  ---------
                                                                                              ---------  ---------

    Net pension cost includes the following components for the years ended December 31:

                                                                                      1997       1996       1995
                                                                                    ---------  ---------  ---------
Service cost -- benefits earned during the year...................................  $   2,112  $   1,908  $   1,540
Interest cost on projected benefit obligation.....................................      2,036      1,793      1,636
Actual return on plan assets......................................................     (1,624)    (1,674)    (1,358)
Net amortization and deferral.....................................................         66        374        114
                                                                                    ---------  ---------  ---------
Net pension cost..................................................................  $   2,590  $   2,401  $   1,932
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

    Protective's share of the net pension cost was $1.8 million, $1.5 million, and $1.2 million, in 1997, 1996, and 1995, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

                                                                                          1997       1996       1995
                                                                                        ---------  ---------  ---------
Weighted average discount rate........................................................       7.25%      7.75%      7.25%
Rates of increase in compensation level...............................................       5.25%      5.75%      5.25%
Expected long-term rate of return on assets...........................................       8.50%      8.50%      8.50%

    Assets of the pension plan are included in the general assets of Protective. Upon retirement, the amount of pension plan assets vested in the retiree is used to purchase a single premium annuity from

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees.

    PLC also sponsors an unfunded Excess Benefits Plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1997 and 1996, the projected benefit obligation of this plan totaled $10.0 million and $7.2 million, respectively.

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1997 and 1996, the liability for such benefits totaled $1.3 million and $1.4 million, respectively. The expense recorded by PLC was $0.1 million in 1997 and 1996 and $0.2 million in 1995. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by
Section 401(k) of the Internal Revenue Code. In 1990, PLC established an Employee Stock Ownership Plan to match employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1997, PLC had committed 47,523 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million, $1.0 million, and $0.7 million, in 1997, 1996, and 1995, respectively.

NOTE M -- STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Performance Share Plan and receive stock appreciation rights (SARs) from PLC.

    Since 1973 PLC has had a Performance Share Plan to motivate senior management to focus on PLC's long-range earnings performance. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life insurance companies, multiline insurers, and insurance holding companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by stockholders in 1992, up to 3,200,000 shares may be issued in payment of awards. The number of shares granted in 1997, 1996, and 1995 were 49,390, 52,290, and 72,610 shares, respectively, having an approximate market value on the grant date of $2.0 million, $1.8 million, and $1.6 million, respectively. At December 31, 1997, outstanding awards measured at target and maximum payouts were 261,318 and 353,385 shares, respectively. The expense recorded by PLC for the Performance Share Plan was $2.7 million, $3.0 million, and $2.9 million in 1997, 1996, and 1995, respectively.

    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE M -- STOCK BASED COMPENSATION (CONTINUED) exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1997 was 337,500. The SARs have a base price of $34.875 per share of PLC Common Stock (the market price on the grant date was $35.00 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1997 and $0.2 million in 1996.

NOTE N -- REINSURANCE

    Protective assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. While the amount retained on an individual life will vary based upon age and mortality prospects of the risk Protective, generally, will not carry more than $500,000 individual life insurance on a single risk. In many cases, the retention is less.

    Protective has reinsured approximately $34.1 billion, $18.8 billion, and $17.5 billion in face amount of life insurance risks with other insurers representing $147.2 million, $113.5 million, and $116.1 million of premium income for 1997, 1996, and 1995, respectively. Protective has also reinsured accident and health risks representing $187.7 million, $194.7 million, and $217.1 million of premium income for 1997, 1996, and 1995, respectively. In 1997 and 1996, policy and claim reserves relating to insurance ceded of $485.8 million and $325.9 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1997 and 1996, Protective had paid $25.6 million and $6.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1997, Protective had receivables of $80.3 million related to insurance assumed.

    A substantial portion of Protective's new credit insurance sales are being reinsured. Included in the preceding paragraph are credit life and credit accident and health insurance premiums of $96.7 million, $103.0 million, and $125.8 million for 1997, 1996 and 1995, respectively, and reserves which were ceded of $238.8 million and $135.8 million during 1997 and 1996, respectively.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE O -- ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of Protective's financial instruments at December 31 are as follows:

                                                        1997                  1996
                                                --------------------  --------------------
                                                           ESTIMATED             ESTIMATED
                                                CARRYING    MARKET    CARRYING    MARKET
                                                 AMOUNT     VALUES     AMOUNT     VALUES
                                                ---------  ---------  ---------  ---------
Assets (see Notes A and C):
Investments:
  Fixed maturities............................  $6,348,252 $6,348,252 $4,662,997 $4,662,997
  Equity securities...........................     15,006     15,006     35,250     35,250
  Mortgage loans on real estate...............  1,313,478  1,405,474  1,503,781  1,581,694
  Short-term investments......................     54,337     54,337    101,215    101,215
Cash..........................................     39,197     39,197    114,384    114,384
Liabilities (see Notes A and E):
  Guaranteed investment contract deposits.....  2,684,676  2,687,331  2,474,728  2,462,036
  Annuity deposits............................  1,511,553  1,494,600  1,331,067  1,322,304
Other (see Note A):
  Futures contracts...........................                                      (1,708)
  Interest rate swaps.........................                  (145)                 (679)
  Options.....................................                   234

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------
         COL. A             COL. B        COL. C     COL. D       COL. E        COL. F      COL. G                    COL. H
------------------------------------------------------------------------------------------------------------------------------
                                                                 GIC AND
                                                                 ANNUITY
                           DEFERRED       FUTURE               DEPOSITS AND    PREMIUMS                 REALIZED     BENEFITS
                            POLICY        POLICY                  OTHER           AND        NET       INVESTMENT      AND
                          ACQUISITION    BENEFITS   UNEARNED  POLICYHOLDERS'    POLICY    INVESTMENT     GAINS      SETTLEMENT
        SEGMENT              COSTS      AND COSTS   PREMIUMS      FUNDS          FEES     INCOME (1)    (LOSSES)     EXPENSES
------------------------  -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
Year Ended December 31,
  1997:
Life Insurance
  Acquisitions..........   $138,052     $1,025,340  $ 1,437     $  311,150     $102,635    $110,155     $     0      $116,506
  Individual Life.......    252,321        920,924      356         16,334      127,480      54,593           0       114,678
  West Coast............    108,126        739,463        0         95,495       14,122      30,194           0        28,304
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............     22,459        120,925    2,536         80,654      151,110      23,810           0       110,148
  Financial
    Institutions........     52,836        159,422  391,085          6,791       72,263      16,341           0        27,643
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........      1,785        180,690        0      2,684,676            0     211,915      (3,180)      179,235
  Investment Products...     56,074        177,150        0      1,184,268       12,367     105,196         589        82,019
Corporate and Other.....        952            380    1,282            185          229       5,284           0           339
Unallocated Realized
  Investment Gains
  (Losses)..............          0              0        0              0            0           0       4,415             0
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
    TOTAL...............   $632,605     $3,324,294  $396,696    $4,379,553     $480,206    $557,488     $ 1,824      $658,872
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
Year Ended December 31,
  1996:
Life Insurance
  Acquisitions..........   $156,172     $1,117,159  $ 1,087     $  251,450     $106,543    $106,015     $     0      $118,181
  Individual Life.......    220,232        793,370      685         15,577      116,710      48,442       3,098        96,404
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............     27,944        119,010    2,572         83,632      156,530      16,249           0       125,797
  Financial
    Institutions........     32,040        119,242  253,154          1,880       73,422      13,898           0        42,781
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........      1,164        149,755        0      2,474,728            0     214,369      (7,963)      169,927
  Investment Products...     50,637        149,743        0      1,120,557        8,189      98,719       3,858        73,093
Corporate and Other.....         12            170       55            192          656       1,089           0           710
Unallocated Realized
  Investment Gains
  (Losses)..............          0              0        0              0            0           0       6,517             0
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
    TOTAL...............   $488,201     $2,448,449  $257,553    $3,948,016     $462,050    $498,781     $ 5,510      $626,893
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
Year Ended December 31,
  1995:
Life Insurance
  Acquisitions..........   $123,889     $  851,994  $   590     $  250,550     $ 98,501    $ 95,018     $     0      $100,016
  Individual Life.......    186,496        672,569      336         14,709       99,018      40,237           0        80,067
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............     24,974        123,279    2,806         85,925      142,483      14,329           0       109,447
  Financial
    Institutions........     36,283         84,162  189,973          1,495       65,669       9,276           0        24,020
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........        993         68,704        0      2,451,693            0     203,376      (3,908)      165,963
  Investment Products...     37,534        127,104        0      1,061,507        4,566      95,661       4,938        72,111
Corporate and Other.....         14            342       62            263        1,445         536           0         1,476
Unallocated Realized
  Investment Gains
  (Losses)..............          0              0        0              0            0           0         921             0
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
    TOTAL...............   $410,183     $1,928,154  $193,767    $3,866,142     $411,682    $458,433     $ 1,951      $553,100
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------
                          -----------   ----------  --------  --------------   ---------  ----------   ----------   ----------

------------------------
         COL. A              COL. I         COL. J
------------------------

                          AMORTIZATION
                          OF DEFERRED
                             POLICY         OTHER
                          ACQUISITION     OPERATING
        SEGMENT              COSTS       EXPENSES (1)
------------------------  ------------   ------------
Year Ended December 31,
  1997:
Life Insurance
  Acquisitions..........    $16,606        $ 23,016
  Individual Life.......     27,354          18,178
  West Coast............        961           6,849
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............     15,711          38,572
  Financial
    Institutions........     30,812          20,165
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........        618           3,945
  Investment Products...     15,110          12,312
Corporate and Other.....          3           6,833
Unallocated Realized
  Investment Gains
  (Losses)..............          0               0
                          ------------   ------------
    TOTAL...............    $107,175       $129,870
                          ------------   ------------
                          ------------   ------------
Year Ended December 31,
  1996:
Life Insurance
  Acquisitions..........    $17,162        $ 24,292
  Individual Life.......     28,393          28,611
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............      5,326          43,027
  Financial
    Institutions........     24,900          10,673
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........        509           3,840
  Investment Products...     14,710          13,197
Corporate and Other.....          1           4,508
Unallocated Realized
  Investment Gains
  (Losses)..............          0               0
                          ------------   ------------
    TOTAL...............    $91,001        $128,148
                          ------------   ------------
                          ------------   ------------
Year Ended December 31,
  1995:
Life Insurance
  Acquisitions..........    $20,601        $ 22,551
  Individual Life.......     20,403          22,748
Specialty Insurance
  Products
  Dental and Consumer
    Benefits............      3,052          37,657
  Financial
    Institutions........     26,809          14,229
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts...........        386           4,140
  Investment Products...     11,446          10,494
Corporate and Other.....          3           8,069
Unallocated Realized
  Investment Gains
  (Losses)..............          0               0
                          ------------   ------------
    TOTAL...............    $82,700        $119,888
                          ------------   ------------
                          ------------   ------------

------------------------

(1) Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

                           SCHEDULE IV -- REINSURANCE

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             (DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                 COL. A                     COL. B       COL. C       COL. D       COL. E       COL. F
---------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE
                                                        CEDED TO      ASSUMED                  OF AMOUNT
                                             GROSS        OTHER     FROM OTHER       NET        ASSUMED
                                            AMOUNT      COMPANIES    COMPANIES     AMOUNT       TO NET
                                          -----------  -----------  -----------  -----------  -----------
Year Ended December 31, 1997:
  Life insurance in force...............  $78,240,282  $34,139,554  $11,013,202  $55,113,930      20.0%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   387,108  $   147,184  $    74,738  $   314,662      23.8%
  Accident and health insurance.........      336,575      187,715       10,656      159,546       6.7%
  Property and liability insurance......        6,139          176           35        5,998       0.6%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   729,822  $   335,075  $    85,459  $   480,206
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Year Ended December 31, 1996:
  Life insurance in force...............  $53,052,020  $18,840,221  $16,275,386  $50,487,185      32.2%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   272,331  $   113,487  $   129,717  $   288,561      45.0%
  Accident and health insurance.........      338,709      194,687       29,467      173,489      17.0%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   611,040  $   308,174  $   159,184  $   462,050
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Year Ended December 31, 1995:
  Life insurance in force...............  $50,346,719  $17,524,366  $11,537,144  $44,359,497      26.0%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   308,422  $   116,091  $    66,565  $   258,896      25.7%
  Accident and health insurance.........      356,285      217,082       13,583      152,786       8.9%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   664,707  $   333,173  $    80,148  $   411,682
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

                                   APPENDIX A
                     EXAMPLE OF DEATH BENEFIT COMPUTATIONS

    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                        TABLE OF FACE AMOUNT PERCENTAGES

 ATTAINED                     ATTAINED                      ATTAINED                     ATTAINED
    AGE       PERCENTAGE         AGE        PERCENTAGE         AGE        PERCENTAGE        AGE       PERCENTAGE
-----------  -------------  -------------  -------------  -------------  -------------  -----------  -------------
   0-40              250%        50                185%        60                130%       70               115%
    41               243%        51                178%        61                128%       71               113%
    42               236%        52                171%        62                126%       72               111%
    43               229%        53                164%        63                124%       73               109%
    44               222%        54                157%        64                122%       74               107%
    45               215%        55                150%        65                120%      75-90             105%
    46               209%        56                146%        66                119%       91               104%
    47               203%        57                142%        67                118%       92               103%
    48               197%        58                138%        68                117%       93               102%
    49               191%        59                134%        69                116%       94               101%
                                                                                            95+              100%

                                      A-1